UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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FirstEnergy
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NOTICE OF
ANNUAL MEETING
OF SHAREHOLDERS
AND
PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
MAY 15, 2007

76 South Main St.,
Akron, Ohio 44308

David W. Whitehead
Corporate Secretary

April 2, 2007

Dear Shareholder:

You are invited to attend the 2007 FirstEnergy Corp. Annual Meeting of Shareholders at 10:30 a.m., Eastern time, on Tuesday, May 15, 2007, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio.

As part of the agenda, business to be voted on includes six items which are explained in this proxy statement. The first three items are the election of eleven members to your Board of Directors, the ratification of our independent registered public accounting firm, and approval of the FirstEnergy Corp. 2007 Incentive Plan. Your Board of Directors recommends that you vote FOR Items 1-3. In addition, there are three shareholder proposals. Your Board of Directors recommends that you vote AGAINST these shareholder proposals, which are Items 4-6.

First, please carefully review the notice of meeting and proxy statement. Then, to ensure that your shares are represented at the Annual Meeting, appoint your proxy and vote your shares. Voting instructions are provided in this proxy statement and on your proxy card. We encourage you to take advantage of our telephone or Internet voting options. Please note that submitting a proxy using any one of these methods will not prevent you from attending the meeting and voting in person.

As you vote, you may choose, if you have not done so already, to stop future mailings of paper copies of the annual report and proxy statement and view these materials through the Internet. If you make this choice, for future meetings we will send you a proxy card along with instructions to access the annual report and proxy statement using the Internet.

Your vote and support are important to us. We hope you can join us at our meeting.

Sincerely,

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of Shares of Common Stock:

The 2007 FirstEnergy Corp. Annual Meeting of Shareholders will be held at 10:30 a.m., Eastern time, on May 15, 2007, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio. The purpose of the Annual Meeting will be to:

•       Elect eleven members to the Board of Directors to hold office until the next Annual Meeting;

•       Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2007;

•       Approve the FirstEnergy Corp. 2007 Incentive Plan;

•       Vote on three shareholder proposals, if properly presented at the Annual Meeting; and

•       Take action on other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Please read the accompanying proxy statement, then vote your shares by following the instructions on your proxy card to ensure your representation at the Annual Meeting.

Only shareholders of record at the close of business on March 21, 2007, or their proxy holders, may vote at the meeting.

On behalf of the Board of Directors,
David W. Whitehead Corporate Secretary

This notice and proxy statement are being mailed to shareholders on or about April 2, 2007.

PROXY STATEMENT
TABLE OF CONTENTS

April 2, 2007

PROXY STATEMENT

ANNUAL MEETING AND VOTING INFORMATION

Why am I receiving this proxy statement and proxy card?

You are receiving this proxy statement and a proxy card, which are being mailed beginning on or about April 2, 2007, because you were the owner of shares of common stock of FirstEnergy Corp. (later referred to as the Company) at the close of business on March 21, 2007 (later referred to as the record date). The Board of Directors (later referred to as the Board) set the record date to determine shareholders entitled to vote at the Annual Meeting of Shareholders to be held at 10:30 a.m., Eastern time, on May 15, 2007 (later referred to as the Meeting). This proxy statement describes issues expected to be voted upon and gives you information about the Meeting and the Company. The Company’s address is 76 South Main Street, Akron, Ohio 44308-1890.

How do I vote?

If your shares are held in “street name” by a broker or bank, you will receive specific voting instructions from your broker or bank for voting those shares.

If you are a registered shareholder, you may vote your shares through a proxy appointed by telephone, Internet, or mail, or you may vote your shares in person at the Meeting. The telephone and Internet voting procedures are designed to authenticate your identity, allow you to give your voting instructions, and verify that your instructions have been recorded properly. To appoint a proxy and vote:

1.                 By telephone (do not return your proxy card)

a.                  Call the toll-free number indicated on your proxy card using a touch-tone telephone. Telephone voting is available at any time until 10:30 a.m., Eastern time, on Tuesday, May 15, 2007.

b.                 Have your proxy card in hand and follow the simple recorded instructions.

2.                 By Internet (do not return your proxy card)

a.                  Go to the Internet site indicated on your proxy card. Internet voting is available at any time until 10:30 a.m., Eastern time, on Tuesday, May 15, 2007.

b.                 Have your proxy card in hand and follow the simple instructions on the Internet site.

3.                 By mail

a.                  Mark your choices on your proxy card. If you properly sign your proxy card but do not mark your choices, your shares will be voted as recommended by your Board of Directors.

b.                 Date and sign your proxy card.

c.                  Mail your proxy card in the enclosed postage-paid envelope. If your envelope is misplaced, send your proxy card to Corporate Election Services, the Company’s independent proxy tabulator and Inspector of Election. The address is FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 3200, Pittsburgh, PA 15230. Your proxy card must be received by 10:30 a.m., Eastern time, on Tuesday, May 15, 2007, to be counted in the final tabulation.

4.                 At the Meeting

You may vote in person at the Meeting, even if you previously appointed a proxy by telephone, Internet, or mail.

How may I revoke my proxy?

You may revoke your appointment of a proxy or change your voting instructions one or more times before the Meeting commences by:

•       Sending a proxy card that revises your previous appointment and voting instructions;

•       Appointing a proxy and voting by telephone or Internet after the date of your previous appointment;

•       Voting in person at the Meeting; or

•       Notifying the Corporate Secretary of the Company in writing prior to the Meeting.

The proxy tabulator will treat as final the last instructions it receives from you. For example, if a proxy card is received by the proxy tabulator after the date that a telephone or Internet appointment is made, the tabulator will treat the proxy card as your final instruction. For that reason, it is important to allow sufficient time for your voting instructions on a mailed proxy card to reach the tabulator before changing them by telephone or Internet.

How does the Board of Directors recommend that I vote?

Your Board recommends that you vote as follows:

•       “For” the eleven nominees to the Board who are listed in this proxy statement (Item 1);

•       “For” the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2007 (Item 2);

•       “For” the approval of the FirstEnergy Corp. 2007 Incentive Plan (Item 3); and

•       “Against” the three shareholder proposals (Items 4-6).

What is a quorum and what other voting information should I be aware of?

As of the record date, 304,835,407 shares of common stock were outstanding. A majority of these shares, represented at the Meeting either in person or by proxy, constitutes a quorum. A quorum is required to conduct business at the Meeting. All shares represented at the Meeting are counted for the purpose of determining a quorum, without regard to abstentions or broker non-votes. You are entitled to one vote for each share you owned on the record date.

If your shares are held by a broker or bank in “street name”, we encourage you to provide instructions to your broker or bank by executing the voting form supplied to you by that entity. We expect that your broker will be permitted to vote your shares on Items 1 and 2 without your instructions. However, your broker cannot vote your shares on Items 3-6 unless you provide instructions. Therefore, your failure to give voting instructions means that your shares will not be voted on these items, and your unvoted shares will be referred to as broker non-votes.

An item to be voted on may require a percent of votes cast, rather than a percent of shares outstanding, to determine passage or failure. Votes cast is defined to include both for and against votes, and excludes abstentions and broker non-votes. Abstentions and broker non-votes are the equivalent of negative votes when passage or failure is measured by a percent of shares outstanding. If your proxy card is not voted properly, such as marking more than one box for an item, your vote for that particular item will be treated as an abstention.

What is the vote required for each item to be voted on?

For the election of directors under Item 1, the eleven nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes will have no effect.

With respect to Item 2, our Code of Regulations does not require that shareholders ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, we are submitting the proposal for ratification as a matter of good corporate practice. If shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Company determines that such a change would be in the best interests of the Company and its shareholders. Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm requires a “For” vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

To be approved, Item 3, approval of the FirstEnergy Corp. 2007 Incentive Plan, must receive a “For” vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

To be approved, Item 4, the shareholder proposal requesting that the Board take the measures necessary to change the Company’s jurisdiction of incorporation from Ohio to Delaware, must receive a “For” vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

To be approved, Item 5, the shareholder proposal requesting that the Board adopt a policy establishing an engagement process with the proponents of shareholder proposals that are supported by a majority of the votes cast, excluding abstentions and broker non-votes, at any annual meeting, must receive a “For” vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

To be approved, Item 6, the shareholder proposal recommending that the Board take each step necessary to adopt a simple majority vote to apply to the greatest extent possible, must receive a “For” vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

Notwithstanding the shareholder vote on Items 4-6, the ultimate adoption of such provisions is at the discretion of the Board.

Who is soliciting my vote, how are proxy cards being solicited, and what is the cost?

The Board is soliciting your vote. We have arranged for the services of Innisfree M&A Incorporated to solicit votes personally or by telephone, mail, or other electronic means for a fee not expected to exceed $12,500, plus reimbursement of expenses. Votes also may be solicited in a similar manner by officers and employees of the Company on an uncompensated basis. The Company will pay all solicitation costs and will reimburse brokers and banks for postage and expenses incurred by them for sending proxy material to beneficial shareholders.

Will any other matters be voted on other than those described in this proxy statement?

We do not know of any business that will be considered other than the matters described in this proxy statement. However, if other matters are presented properly, your executed appointment of proxy will give authority to the appointed proxies to vote on those matters at their discretion, unless you indicate otherwise in writing.

Do I need an admission ticket to attend the Meeting?

No. An admission ticket is not necessary, but you will be asked to register upon arrival at the Meeting. Only shareholders or their proxies and the Company’s guests may attend the Meeting. If your shares are held in “street name” by a broker or bank, upon arrival at the Meeting, you will need to present a letter or account statement from your broker or bank indicating your ownership of FirstEnergy common stock on the record date. You should contact your broker or bank to obtain such a letter or account statement.

Where can I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. Final voting results will be posted on our Internet site at www.firstenergycorp.com/ir as soon as practicable and also will be published in our quarterly report on Form 10-Q for the second quarter of the 2007 fiscal year, which is expected to be filed with the Securities and Exchange Commission (later referred to as the SEC) in August 2007.

Can I view future FirstEnergy proxy statements and annual reports on the Internet instead of receiving paper copies?

Yes. If you are a registered shareholder, you can elect to view future proxy statements and annual reports on the Internet by marking the designated box on your proxy card or by following the instructions when voting by Internet or by telephone. If you choose this option, prior to the next annual meeting you will be mailed a proxy card along with instructions on how to access the proxy statement and annual report using the Internet. Your choice will remain in effect until you notify us that you wish to resume mail delivery of these documents. If you hold your stock through a broker or bank, refer to the information provided by that entity for instructions on how to elect this option.

Why did we receive just one copy of the proxy statement and annual report when we have more than one stock account in our household?

We are following an SEC rule that permits us to send one copy of the proxy statement and annual report to a household if shareholders provide written or implied consent. We previously mailed a notice to eligible registered shareholders stating our intent to use this rule unless a shareholder provided an objection. Using this rule reduces unnecessary publication and mailing costs. Shareholders continue to receive a separate proxy card for each stock account. If you are a registered shareholder and received only one copy of the proxy statement and annual report in your household, we will promptly deliver multiple copies for some or all accounts upon your request, either by calling FirstEnergy Shareholder Services at 1-800-736-3402 or by writing to FirstEnergy Corp., Shareholder Services, 76 South Main Street, Akron, Ohio 44308-1890. You also may contact us in the same manner if you are receiving multiple copies of the proxy statement and annual report in your household and desire to receive one copy. If you are not a registered shareholder and your shares are held by a broker or bank, you will need to call that entity to revoke your election and receive multiple copies of these documents.

When are shareholder proposals for the 2008 Annual Meeting due?

A shareholder who wishes to offer a proposal for inclusion in the Company’s proxy statement and proxy card for the 2008 Annual Meeting must submit the proposal and any supporting statement by December 4, 2007, to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. Any proposal received after that date will not be eligible for inclusion in the 2008 proxy statement and proxy card.

A shareholder who wishes to offer a proposal for consideration at the 2008 Annual Meeting after December 4, 2007, and who wants the proposal referenced in our proxy statement (although such proposal would not be included on the proxy card), must submit the proposal by February 17, 2008, to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. However, to raise the matter at the meeting, the shareholder also will need to comply with the notice provisions contained in the Company’s Code of Regulations. Our Code of Regulations can be viewed by visiting our Internet site at www.firstenergycorp.com/ir.

How can I learn more about FirstEnergy’s operations?

You can learn more about our operations by reviewing the annual report to shareholders for the year ended December 31, 2006, which is included with the mailing of this proxy statement. You also can view the annual report and other information by visiting our Internet site at www.firstenergycorp.com/ir.

A copy of our latest annual report on Form 10-K filed with the SEC, including the financial statements and the financial statement schedules, will be sent to you, without charge, upon written request to David W. Whitehead, Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. You also can view the Form 10-K by visiting the Company’s Internet site at www.firstenergycorp.com/ir. Information contained on any of the Company Internet sites is not deemed to be part of this proxy statement.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION

What action has the Board taken to determine the independence of directors?

The Board annually reviews the independence of each of its members to make the affirmative determination of independence that is called for by our Corporate Governance Policies and required by the listing standards of the New York Stock Exchange (later referred to as the NYSE).

The Board will adhere to the definition of an “independent” director as promulgated from time to time by the NYSE and the SEC. The definition used by the Board to determine independence, which includes all elements of independence set forth by the NYSE and SEC, is included in our Corporate Governance Policies and can be viewed by visiting our Internet site at www.firstenergycorp.com/ir.

Compliance with the definition of independence is reviewed annually by the Corporate Governance Committee. Additionally, should any independent director learn of changes to his or her personal information that was used to determine independence, such director shall, as soon as practicable, notify the Corporate Secretary of the relevant information. The Corporate Governance Committee, through its Chair, shall notify the entire Board upon receipt of such notification from the director or Corporate Secretary.

Which directors and nominees are independent?

Based on the most recent independence review, the Board determined that all directors are independent, with the exception of President and Chief Executive Officer (later referred to as the CEO) Anthony J. Alexander. This review included the criteria for independence listed in our Corporate Governance Policies which includes the criteria required by the listing standards of the NYSE as discussed above. Directors Paul T. Addison, William T. Cottle, Jesse T. Williams, Sr., and Dr. Patricia K. Woolf were deemed independent based on such independence criteria, and the Board was not aware of any other types and categories of transactions for these directors that are required to be considered. However, for the directors below, additional specific types and categories of transactions were considered by the Board, as noted, in determining their independence. The Board determined that the relationships described below for directors Michael J. Anderson, Dr. Carol A. Cartwright, Robert B. Heisler, Jr., Russell W. Maier, Ernest J. Novak, Jr., Robert N. Pokelwaldt, Paul J. Powers, Catherine A. Rein, Robert C. Savage, George M. Smart, and Wes M. Taylor were not material and that such directors are independent. Additionally, none of the relationships described below constituted a related person transaction requiring disclosure as set forth in the Related Person Transactions Policy described under the heading “Certain Relationships and Related Person Transactions” in this proxy statement.

Michael J. Anderson

•       Electric and non-electric purchases from subsidiaries of the Company by a public company for which Mr. Anderson serves as CEO and President, as well as purchases of fertilizer and other goods by FirstEnergy Service Company on behalf of other subsidiaries of the Company from the same public company;

•       Electric and non-electric purchases from subsidiaries of the Company by a public company and non-profit organizations for which Mr. Anderson serves as a director or trustee;

•       Purchases of financial services by the Company and its subsidiaries from a bank for which Mr. Anderson serves as a director; and

•       Charitable contributions made by FirstEnergy Foundation and by the Company to non-profit organizations for which Mr. Anderson serves as a director or trustee.

Dr. Carol A. Cartwright

•       Purchases by FirstEnergy Service Company on behalf of other subsidiaries of the Company for vegetation management from a company for which Dr. Cartwright serves as a director;

•       Electric and non-electric purchases from subsidiaries of the Company by public companies and non-profit organizations for which Dr. Cartwright serves as a director or trustee;

•       Charitable contributions made by FirstEnergy Foundation and by the Company to non-profit organizations for which Dr. Cartwright serves as a trustee and to a state university in which she served as President until July 2006; and

•       Purchases of financial services by the Company and its subsidiaries from a bank for which Dr. Cartwright serves as a director.

Robert B. Heisler, Jr.

•       Purchases by FirstEnergy Service Company on behalf of other subsidiaries of the Company for financial services from a bank and its affiliates for which Mr. Heisler was an executive officer in 2006 and 2007;

•       Electric and non-electric purchases from subsidiaries of the Company by a public company and non-profit organizations for which Mr. Heisler served as an executive officer or trustee; and

•       Charitable contributions made by FirstEnergy Foundation and by the Company to non-profit organizations for which Mr. Heisler serves as a trustee and to a state university in which he serves as a trustee of the university’s foundation and served as chairman within the last three years.

Russell W. Maier

•       Electric purchases from subsidiaries of the Company by companies for which Mr. Maier serves or served as a director.

Ernest J. Novak, Jr.

•       Electric and non-electric purchases from subsidiaries of the Company by a non-profit organization and two public companies for which Mr. Novak serves as trustee or director; and

•       Charitable contributions made by FirstEnergy Foundation and by the Company to non-profit organizations for which Mr. Novak serves as trustee.

Robert N. Pokelwaldt

•       Electric and non-electric purchases from subsidiaries of the Company by two public companies for which Mr. Pokelwaldt serves as a director.

Paul J. Powers

•       Electric and non-electric purchases from subsidiaries of the Company by a company for which Mr. Powers served as a director in 2004 and 2005.

Catherine A. Rein

•       Purchases of financial services by FirstEnergy Service Company on behalf of other subsidiaries of the Company from a bank for which Ms. Rein serves as a director, and purchases of insurance and beneficiary services by FirstEnergy Service Company on behalf of other subsidiaries of the Company from an insurance and beneficiary company for which Ms. Rein serves as an executive officer; and

•       Electric purchases from subsidiaries of the Company by a public company for which Ms. Rein serves as a director.

Robert C. Savage

•       Electric and non-electric purchases from subsidiaries of the Company by a public company for which Mr. Savage served as a director;

•       Electric and non-electric purchases from subsidiaries of the Company by a public company and other non-profit organizations for which Mr. Savage serves as a director; and

•       Charitable contributions made by FirstEnergy Foundation and by the Company to non-profit organizations for which Mr. Savage serves as a director.

George M. Smart

•       Electric purchases from subsidiaries of the Company by two public companies for which Mr. Smart serves as a director and by a non-profit organization for which Mr. Smart serves as a trustee; and

•       Charitable contributions made by FirstEnergy Foundation and by the Company to a non-profit organization for which Mr. Smart serves as trustee.

Wes M. Taylor

•       Purchases of fuel by FirstEnergy Generation Corp. from a company for which Mr. Taylor serves as a director.

What function does the FirstEnergy Board of Directors perform?

Although your Board has the responsibility for establishing broad corporate policies and for our overall performance, it is not involved in day-to-day operations of the Company. We keep the directors informed of our business and operations with various reports and documents that we send to them each month. We also make operating and financial presentations at Board and committee meetings. The Board has established the committees described below to assist in performing its responsibilities.

The Board believes that the Company’s policies and practices should enhance the Board’s ability to represent your interests as shareholders. In support of this philosophy, the Board has established Corporate Governance Policies which, along with charters of the Board committees, serve as a framework for meeting its duties and responsibilities with respect to the governance of the Company. Our Corporate Governance Policies and Board committee charters can be viewed by visiting our Internet site at www.firstenergycorp.com/ir, and copies are available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

Does FirstEnergy provide any training for its Board members?

Yes. The Board recognizes the importance of its members keeping current on Company and industry issues and their responsibilities as directors. All new directors attend orientation training (either provided or approved by the Corporate Governance Committee) soon after being elected to the Board. Also, the Board makes available and encourages continuing education programs for Board members which may include internal strategy meetings, third-party presentations, and externally offered programs. In addition, all directors are required to participate in at least eight hours of accredited training programs within the past 24 months.

How many meetings did the Board hold in 2006?

Your Board held twelve regularly scheduled or special meetings during 2006. During the period of their membership, all directors attended 75 percent or more of the meetings of the Board and of the committees on which they served in 2006.

Non-management directors, including the independent directors, are required to meet as a group in executive sessions without the CEO, any other non-independent director, or management at least six times in each calendar year. George M. Smart, the non-executive chairman of the Board, presides over all executive sessions. During 2006, twelve executive sessions were held.

What committees has the Board of Directors established?

The Board has established the standing committees listed below. All committees are comprised solely of independent directors as determined by the Board in accordance with our Corporate Governance Policies, which incorporate the NYSE listing standards.

Audit Committee

The purpose of the Audit Committee is to assist Board oversight of: the integrity of the Company’s financial statements;  the Company’s compliance with legal, risk management, and regulatory requirements; the independent auditor’s qualifications and independence; the performance of the Company’s internal audit function and independent auditor; and the Company’s systems of internal control with respect to the accuracy of financial records, adherence to Company policies and compliance with legal and regulatory requirements. The Committee prepares the report that SEC rules require be included in the Company’s annual proxy statement and to perform such other duties and responsibilities enumerated in the Committee Charter. The Committee’s function is one of oversight, recognizing that the Company’s management is responsible for preparing the Company’s financial statements, and the independent auditor is responsible for auditing those statements. In adopting the Committee Charter, the Board acknowledges that the Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the external auditor’s work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary. For a complete list of responsibilities and other information, refer to the Audit Committee Charter on our Internet site at www.firstenergycorp.com/ir, and which is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

This committee is comprised of five members and met ten times in 2006, of which four meetings were telephonic to discuss earnings releases and the Form 10-K. The current members of this committee are Russell W. Maier (Chair), Paul T. Addison, Ernest J. Novak, Jr., Catherine A. Rein, and George M. Smart. All members of this committee are financially literate. The Board appoints at least one member of the Audit Committee who, in the Board’s business judgment, is an “Audit Committee Financial Expert,” as such term is defined by the SEC. The Board has determined that independent Audit Committee and Board Member, Ernest J. Novak, Jr., meets this definition. See the Audit Committee Report in this proxy statement for additional information regarding the committee.

Compensation Committee

The purpose of the Compensation Committee is: to discharge the responsibilities of the Board as specified in the Compensation Committee Charter relating to compensation of certain senior-level officers of the Company, including the CEO, the Company’s other non-CEO executive officers, and the Chairman, if the Chairman is not the CEO, and other individuals named in the Company’s annual proxy statement; to review, discuss, and endorse a compensation philosophy that supports competitive pay for performance and is consistent with the corporate strategy; to assist the Board in establishing the appropriate incentive compensation and equity-based plans for the Company’s executive officers, to administer such plans in order to attract, retain and motivate skilled and talented executives and to align such plans with Company and business unit performance, business strategies and growth in shareholder value; to review and discuss with the Company’s management the disclosures in the Compensation Discussion and Analysis (later referred to as the CD&A) required by applicable rules and regulations and, based upon such review and discussions, to recommend to the Board whether the CD&A should be included in the Company’s annual report and proxy statement; to produce the Compensation Committee Report to be included in the Company’s annual report and proxy statement in accordance with applicable rules and regulations; and to perform such other duties and responsibilities enumerated in and consistent with the Compensation Committee Charter. For a complete list of responsibilities and other information, refer to the Compensation Committee Charter on our Internet site at www.firstenergycorp.com/ir and which is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. In addition, refer to the CD&A that can be found later in this proxy statement.

This committee is comprised of five members and met four times in 2006. The current members of this committee are Catherine A. Rein (Chair), Dr. Carol A. Cartwright, Robert B. Heisler, Jr., Russell W. Maier, and Wes M. Taylor.

Corporate Governance Committee

The purpose of the Corporate Governance Committee is: to develop, recommend to the Board, and periodically review the corporate governance principles applicable to the Company; to recommend Board candidates for all directorships by identifying individuals qualified to become Board members in a manner that is consistent with criteria approved by the Board; to recommend that the Board select the director nominees for the next annual meeting of shareholders; to oversee the evaluation of the Board and management; and to have principal responsibility for recommending revisions to the Corporate Governance Plan, approved by the Board of Directors on July 20, 2004, until its expiration. For a complete list of responsibilities and other information, refer to the Corporate Governance Committee Charter on our Internet site at www.firstenergycorp.com/ir and which is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

In consultation with the CEO, the Chairman, and the full Board, the committee shall search for, recruit, screen, interview, and recommend prospective directors, as required, to provide an appropriate balance of knowledge, experience, and capability on the Board. The committee shall be guided by its charter, the Corporate Governance Policies, and other applicable laws and regulations in recruiting and selecting director candidates. Any assessment of a prospective Board or committee candidate will include, at a minimum, issues of diversity, age, background and training, business or administrative experience and skills, dedication and commitment, business judgment, analytical skills, problem-solving abilities, and familiarity with regulatory environment. In addition, the committee may consider such other attributes as it deems appropriate, all in the context of the perceived needs of the Board or applicable committee at that point in time. Such directors shall possess experience in one or more of the following: management or senior leadership position which demonstrates significant business or administrative experience and skills; accounting or finance; the electric utilities or nuclear power industry; or other significant and relevant areas deemed by the committee to be valuable to the Company.

The committee shall investigate and consider suggestions for candidates for membership on the Board, including shareholder nominations for the Board. So long as shareholders nominating director candidates have complied with the procedural requirements set forth in the Corporate Governance Committee Charter, the committee applies the same criteria and employs similar procedures for evaluating shareholder nominees for the Board as it would for evaluating any other Board nominee. The committee will give due consideration to all written shareholder nominations that are submitted in writing to the committee, in care of the Corporate Secretary of the Company, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890, received at least 120 days before the publication of the Company’s annual proxy statement from a shareholder or group of shareholders owning one half of one percent (0.5 percent) or more of the voting stock for at least one year, and accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the proxy statement and to serve on the Board.

This committee is comprised of four members and met five times in 2006. The current members of this committee are Dr. Carol A. Cartwright (Chair), William T. Cottle, George M. Smart, and Jesse T. Williams, Sr.

Finance Committee

The purpose of the Finance Committee is to monitor and oversee the Company’s financial resources and strategies, with emphasis on those issues that are long-term in nature. For a complete list of responsibilities and other information, refer to the Finance Committee Charter on our Internet site at www.firstenergycorp.com/ir and which is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

This committee is comprised of five members and met four times in 2006. The current members of this committee are Robert C. Savage (Chair), Paul T. Addison, Michael J. Anderson, Robert B. Heisler, Jr., and Ernest J. Novak, Jr..

Nuclear Committee

The purpose of the Nuclear Committee is to monitor and oversee the Company’s nuclear program and the operation of all nuclear units in which the Company or any of its subsidiaries has an ownership or leasehold interest. For a complete list of responsibilities and other information, refer to the Nuclear Committee Charter on our Internet site at www.firstenergycorp.com/ir and which is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

The Nuclear Committee is comprised of five members and met twelve times in 2006. The current members of this committee are William T. Cottle (Chair), Michael J. Anderson, Robert C. Savage, Wes M. Taylor, and Jesse T. Williams, Sr.

Does the Board have a policy in regard to the number of boards that a director can serve on?

Yes. Our Corporate Governance Policies provide that directors will not, without the Board’s approval, serve on the board of directors of more than three other non-affiliated companies having securities registered under the Securities Exchange Act of 1934.

What is the Board’s policy regarding Board members’ attendance at the Annual Meeting of Shareholders?

The Board believes that regular attendance by all directors and all nominees for directors at our annual meeting of shareholders is appropriate and desirable and that all such persons should make diligent efforts to attend each meeting. All Board members at the time of the 2006 Annual Meeting on May 16, 2006, attended the meeting.

Did the Board use a third party to assist with the identification and evaluation of potential nominees?

No. The Board did not use a third party to assist with the identification and evaluation of potential nominees.

How can shareholders communicate to the Board?

The Board provides a process for shareholders and interested parties to send communications to the Board and non-management directors, including the non-executive chairman. Shareholders may send written communications to the Board by mailing any such communications to the FirstEnergy Board of Directors, c/o Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

The Corporate Secretary or a member of his or her staff reviews all such communications promptly and relays them directly to a member of the Board, provided that such communications (i) bear relevance to the Company and the interests of the shareholder, (ii) are capable of being implemented by the Board, (iii) do not contain any obscene or offensive remarks, (iv) are of a reasonable length, and (v) are not from a shareholder who already has sent two such communications to the Board in the last year. The Board may modify procedures for sorting shareholders’ communications or adopt any additional procedures provided that they are approved by a majority of the independent directors.

Has FirstEnergy adopted a Code of Ethics?

Yes. We have a Code of Business Conduct that applies equally to all employees, including the CEO, Chief Financial Officer, and Chief Accounting Officer. In addition, the Board of Directors has a Code of Ethics and Business Conduct. These Codes can be viewed on our Internet site at www.firstenergycorp.com/ir, or copies are available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Based on our size and varied business operations, we may from time to time engage in transactions and business arrangements with companies and other organizations in which one of the members of our Board, executive officers or their respective immediate family members also may be a board member, executive officer or significant investor, or in which such person has a direct or indirect material interest. We recognize that related person transactions have the potential to create perceived or actual conflicts of interest and could create the appearance that decisions are based on considerations other than the best interests of the Company and its shareholders. Accordingly, as a general matter, it is our preference to avoid related person transactions. However, there are situations where related person transactions are either in, or not inconsistent with, our best interests and the best interests of our shareholders. Our Board has determined that it is, therefore, appropriate and necessary to have a review process in place with respect to any related person transactions.

Based on the foregoing, the Board established a Related Person Transactions Policy (later referred to as the Policy) to be implemented by the Corporate Governance Committee, in order to effectuate the review, approval, and ratification process surrounding related person transactions. This Policy supplements the Company’s other conflict of interest policies set forth in the FirstEnergy Conflicts-Of-Interest Policy,

Code of Business Conduct, and the Board of Directors Code of Ethics and Business Conduct. Related person transactions shall be consummated or shall continue only if a majority of the disinterested members of the Corporate Governance Committee or the Board approves or ratifies the transaction in accordance with the Policy. In making its decisions, the Corporate Governance Committee will review transactions and proposed transactions submitted for approval by our management, who will have internally reviewed the submitted transactions by taking into consideration the Policy, which includes the definitions and terms set forth in Item 404 of Regulation S-K under the federal securities laws.

As part of this Policy, our management has established review procedures for any transaction or proposed transaction, in which we are currently, or in which we may be, a participant in which the amount exceeds $120,000, and in which the related person, as defined in Item 404 of Regulation S-K, had or will have a direct or indirect material interest or any amendment to such a transaction. We also have established procedures to allow us to identify such related persons. The identities of these related persons will be distributed to our business units and function/department leaders to ensure senior management is made aware of any transaction or proposed transaction involving the Company and anyone on that list. Management will bring any such transactions to the attention of the Corporate Governance Committee for its review, approval, or ratification.

When reviewing a proposed transaction, the Corporate Governance Committee will review the material facts of the related person’s relationship to us, his or her interest in the proposed transaction, and any other material facts of the proposed transaction, including, but not limited to, the aggregate value and benefits of such transaction to us, the availability of other sources of comparable products or services (if applicable), and an assessment of whether the transaction is on terms that are the same as, or comparable to, the terms available to an unrelated third party or to employees generally. Additionally, the Corporate Governance Committee requires the CEO to review the business merits of the transaction prior to its review.

During fiscal year 2006 we participated in the transactions described below, in which the amount involved exceeded $120,000 and in which any Board member, executive officer, holder of more than 5 percent of our common stock or a member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Kimberly F. Jones, wife of executive officer Charles E. Jones, Jr., served as Director, Corporate Services Supply Chain in 2006. In 2006, she was paid a base salary of $159,800, and was issued a performance share grant of 165 performance shares (a value of $7,990), 628 performance-adjusted Restricted Stock Units (a value of $31,978), and 99 discretionary Restricted Stock Units (a value of $5,041). Her incentive compensation bonus payout was $36,650. Mrs. Jones was employed by the Company prior to her marriage to Mr. Jones, and her compensation is commensurate to employees with comparable qualifications and responsibilities and is consistent with the terms of the Company programs governing that element of compensation. No reporting relationship exists between Mrs. Jones and Mr. Jones.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors to file initial reports of ownership and reports of changes in ownership of the Company’s common stock with the SEC and the NYSE. The Company makes these filings for the convenience of the executive officers and directors. To the Company’s knowledge, for the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to its executive officers and directors were satisfied, with the exception of one Form 4 filing for Dr. Carol A. Cartwright and one Form 4 filing for Douglas S. Elliott which were filed late due to a Company administrative error.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No members of the Compensation Committee meet the criteria to be considered for an interlock or insider participation.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the CD&A with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the CD&A be included (or incorporated by reference as applicable) into the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2006, and proxy statement.

Compensation Committee:  Catherine A. Rein (Chair), Dr. Carol A. Cartwright, Robert B. Heisler, Jr., Russell W. Maier, Wes M. Taylor

AUDIT COMMITTEE REPORT

The Audit Committee (later referred to in this section as the Committee) oversees the Company’s financial reporting process on behalf of the Board of Directors. The Committee acts under a written charter that is reviewed annually, revised as necessary, and is approved by the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. In performing its review, the Committee discussed the propriety of the application of accounting principles by the Company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements.

The Committee reviewed and discussed with FirstEnergy’s independent registered public accounting firm, PricewaterhouseCoopers LLP, their opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States. This discussion covered the matters required by Statement on Auditing Standards No. 61, “Communication With Audit Committees,” as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants, including its judgments as to the propriety of the application of accounting principles by the Company.

The Committee received the written communications from the independent registered public accounting firm regarding their independence from the Company as required by the Independence Standards Board’s Standard No. 1, “Independence Discussions With Audit Committees,” and discussed that matter with the independent registered public accounting firm.

The Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope, plans and results of their respective audits. The Committee met with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting process.

Based on the above reviews and discussions conducted, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

The following is a summary of the fees paid by the Company to its independent registered public accounting firm, PricewaterhouseCoopers LLP, for services provided during the years 2006 and 2005:

AUDIT FEES—PricewaterhouseCoopers LLP billed the Company an aggregate of $6,310,413 in 2006 and $6,573,000 in 2005 in fees for professional services rendered for the audit of the Company’s financial statements and the review of the financial statements included in each of the Company’s Quarterly

Reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements.

	Fees for Audit Year 2006	Fees for Audit Year 2005
AUDIT RELATED FEES	$0	$0
TAX FEES	$0	$0
ALL OTHER FEES	$0	$0

The Committee has considered whether any non-audit services rendered by the independent registered public accounting firm are compatible with them maintaining their independence. There were no non-audit services rendered by the independent registered public accounting firm in 2006 or 2005. The Committee, in accordance with its charter and in compliance with all applicable legal and regulatory requirements promulgated from time to time by the NYSE and SEC, has a policy under which the independent registered public accounting firm cannot be engaged to perform non-audit services, other than services that require an expertise that is exclusive to that firm. The policy further states that any engagement of the independent registered public accounting firm to perform other audit-related services must have approval in advance by the Chairman of the Committee upon the recommendation of the Vice President and Controller. Any engagement of the independent registered public accounting firm for non-audit related services that is based on an expertise that is exclusive to them must be specifically approved in advance by the Committee. The Committee pre-approved all services provided by PricewaterhouseCoopers LLP in 2006 and 2005.

Audit Committee:  Russell W. Maier (Chair), Paul T. Addison, Ernest J. Novak, Jr., Catherine A. Rein, George M. Smart

ITEMS TO BE VOTED ON

Item 1 — Election of Directors

You are being asked to vote for the following eleven directors to serve on the Board of Directors for a term expiring at the Annual Meeting of Shareholders in 2008 and until their successors shall have been elected: Paul T. Addison, Anthony J. Alexander, Michael J. Anderson, Dr. Carol A. Cartwright, William T. Cottle, Robert B. Heisler, Jr., Ernest J. Novak, Jr., Catherine A. Rein, George M. Smart, Wes M. Taylor, and Jesse T. Williams, Sr.

Mr. Anderson was elected to the Board by the Board of Directors effective February 1, 2007, and is a nominee for election by shareholders at the Meeting. Mr. Anderson was recommended as a nominee by an executive officer other than the CEO.

The Board currently consists of thirteen members. After the Meeting, the size of the Board will be reduced to eleven members. Russell W. Maier, a director of FirstEnergy or Ohio Edison Company since 1995 and current Chair of the Audit Committee and member of the Compensation Committee, and Robert C. Savage, a director of FirstEnergy or Centerior Energy Corporation since 1990 and current Chair of the Finance Committee and member of the Nuclear Committee, are retiring from the Board in accordance with current Board membership rules and are not candidates for reelection at the Meeting. We are grateful for the leadership these directors have provided during their years of service to the Company; their wisdom, knowledge, and judgment will be missed. The section of this proxy statement entitled “Biographical Information on Nominees for Election as Directors” provides biographical information for all nominees for election at the Meeting.

Under the Company’s Amended Code of Regulations, at any election of directors, the persons receiving the greatest number of votes are elected to the vacancies to be filled. Your Board has no reason to believe that the persons nominated will not be available to serve after being elected. If any of these nominees would not be available to serve for any reason, shares represented by the appointed proxies will be voted either for a lesser number of directors or for another person selected by the Board. However, if the inability to serve is believed to be temporary in nature, the shares represented by the appointed proxies will be voted for that person who, if elected, will serve when able to do so.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 1.

Item 2 — Ratification of the Appointment of the Independent Registered Public Accounting Firm

You are being asked to ratify the Board’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to examine the books and accounts of the Company for the 2007 fiscal year. A representative is expected to attend the meeting and will have an opportunity to make a statement and respond to appropriate questions. Refer to the Audit Committee Report in this proxy statement for information regarding services performed by, and fees paid to, PricewaterhouseCoopers LLP during the years 2005 and 2006.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 2.

Item 3 — APPROVAL OF THE FIRSTENERGY CORP. 2007 INCENTIVE PLAN

Subject to shareholder approval, the Board has adopted the FirstEnergy Corp. 2007 Incentive Plan (later referred to as the Amended and Restated Plan or the Plan) in the form of an amendment and restatement of the FirstEnergy Corp. Executive and Director Incentive Compensation Plan (later referred to as the Current Plan), effective as of May 15, 2007, to promote the success of the Company and its subsidiaries by providing incentives to certain employees and directors that will link their personal interests to the long-term financial success of the Company and its subsidiaries and to increase shareholder value. By adopting the Amended and Restated Plan, the Board believes the Company will continue to be able to motivate, attract, and retain the people upon whose judgment, interest, efforts, and special skills will help enable the Company to succeed.

Purpose of the Proposal

You are being asked to approve the proposed Amended and Restated Plan, including the addition of 6.55 million shares for awards under the Plan. This item requires the affirmative vote of a majority of the votes cast. A summary of the principle features of the Plan is provided below, but is qualified in its entirety by reference to the full text of the Plan that was filed electronically with this proxy statement with the SEC. Such text is not included in the printed version of this proxy statement. A copy of the Plan may be obtained electronically by visiting our Internet site at www.firstenergycorp.com/ir and selecting “Annual Reports & Proxy Statements”, and which is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. Your Board of Directors recommends that you vote “FOR” this proposal.

Material Features of the Amended and Restated Plan

Plan Administration.   The Amended and Restated Plan is administered by the Compensation Committee of the Board (later referred to as the Committee). The Committee consists solely of two or more “outside directors” (as defined under Internal Revenue Code Section 162 regulations). The Committee has full and exclusive discretionary power to interpret the terms of the Plan, any award agreement and any other agreement or document related to the Plan. The Committee also may adopt such rules, regulations, forms, instruments, and guidelines for administering the Amended and Restated Plan as it deems necessary or proper.

Eligibility.   The Amended and Restated Plan authorizes the Committee to designate any employee or director of the Company and its subsidiaries as a participant in the Amended and Restated Plan.

Generally, all regular employees (approximately 13,700) participate in the short-term incentive opportunities governed by this Amended and Restated Plan and executives of the organization (approximately 500) currently participate in long-term incentive opportunities governed by this Amended and Restated Plan.

Types of Awards.   The Amended and Restated Plan permits awards in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, other stock-based awards, and cash-based awards. Each award is evidenced by an agreement by which the Committee establishes the specific terms and conditions.

Under the Amended and Restated Plan, directors are eligible to receive any type of award; however, directors no longer may elect to convert their retainers to stock options or restricted stock.

Aggregate Share Limitations.   The Current Plan provides that no more than 22.5 million shares of common stock may be issued thereunder. Of these available shares, approximately 19.2 million have been issued pursuant to awards or are subject to outstanding awards. Thus, approximately 3.3 million shares, plus the number of shares that become issuable again due to the lapse or forfeiture of currently outstanding awards, remain issuable under the Current Plan.

If the Amended and Restated Plan is approved, the number of shares available for awards commencing on or after May 15, 2007, will be increased by 6.55 million shares. Therefore, if the Amended and Restated Plan is approved, the aggregate number of shares available for awards will be 9.85 million shares, plus the number of shares that become issuable again due to forfeiture or cancellation of presently outstanding awards. All 9.85 million shares may be issued in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, or other stock-based awards settled in cash. The Current Plan provides that only three-quarters (¾) of the aggregate shares available for awards may be issued as restricted stock, restricted stock units, or performance shares.  Pursuant to the terms of the Amended and Restated Plan, no more than 200,000 shares may be subject to awards for non-employee directors of the Company.

The exercise of stock appreciation rights, whether paid in cash or stock, is considered to be an issuance of shares for purposes of these limitations. If an award lapses, the shares that would have been issued in connection with that award become available for other awards. The limitation on the number of shares issuable under the Amended and Restated Plan and the number of shares issuable in connection with awards not yet exercised or made are subject to adjustment to prevent dilution or enlargement of rights upon the happening of events which otherwise would have that effect.

Annual Participant Award Limitations.   No more than 500,000 shares subject to stock options may be granted to any participant with respect to any calendar year.  Awards of restricted stock, restricted stock units, and performance shares under the Amended and Restated Plan are each limited to 250,000 shares per participant for any calendar year. The maximum number of shares upon which stock appreciation rights are based may not exceed 500,000 shares for any participant with respect to any calendar year. The amount payable in cash in a calendar year to any participant pursuant to performance share awards cannot exceed the value of 250,000 shares determined as of the date of vesting, and no more than 250,000 shares may be paid in lieu of cash under performance share awards. After shareholder approval, for any calendar year (including 2007), the maximum amount payable to any participant will be $5 million, except that the maximum amount of cash paid under a performance share award is as indicated above. The Current Plan provides that the maximum cash award per calendar year for any performance period is $2 million and the maximum number of shares upon which other-stock based awards (i.e., stock-settled awards other than stock options, stock appreciation rights, performance shares, restricted stock, and restricted stock units) are based may not exceed 250,000 shares for any participant for any calendar year.

Performance Goals.   Awards under the Amended and Restated Plan may be conditioned upon the attainment of performance goals. Awards may be based on any number and type of performance goals that the Committee determines are desirable. The performance measured may be that of any one or more of the Company, its subsidiaries or business units, and the measurement may be based either on the performance of the Company, subsidiaries or business units without regard to comparison with other corporations or on such performance compared to that of other corporations. The performance measured may also be against a published or special index approved by the Committee.  In setting performance goals, the Committee may assign percentages to various levels of performance that will be applied to reduce the payout connected to the award when performance over a performance period does not meet or exceed the goal. To the extent that performance goals are exceeded, the Committee may authorize payouts in excess of 100 percent of the initial value of the award.

Performance goals and performance measures under the Amended and Restated Plan may be selected by the Committee in its sole discretion. With respect to awards intended to be performance-based compensation for employees covered under Internal Revenue Code Section 162(m) (later referred to as Code Section 162(m)), described below, performance goals may be based upon one or more of the following which were also authorized by the Current Plan: total shareholder return, return on equity, return on capital, earnings per share, income, market share, sales, net sales, costs, net income before or after taxes, cash flow, retained earnings, return measures, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and maintenance cost management, and energy production availability. In addition, performance goals may be based upon one or more of the following performance measures which would be added by the terms of the Amended and Restated Plan: workforce hiring plan measures, air quality control project management, environmental measures, risk management, technology upgrade measures, financial contribution to earnings from special projects or initiatives, net earnings before or after taxes, revenue growth, net operating profit, return on assets, return on invested capital, revenue, earnings before or after taxes, interest, depreciation and/or amortization, gross or operating margins, productivity ratios, share price (including growth measures), cost control, results of employee satisfaction surveys, working capital, economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital), capital expenditures, generation output, power supply sourcing adequacy, results of asset acquisitions, results of asset divestitures, capitalization, credit metrics, credit ratings, compound growth rates (earnings, revenue, income from continuing operations, cash generation, etc.), generation outage duration, transmission outage duration, distribution outage duration, value creation, effective tax rate, financing flexibility, financing capability, value returned to shareholders, management development, succession planning, shaping legislative and regulatory initiatives and outcomes, taxes, depreciation and amortization, margins, operating efficiency, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment.

It is intended that stock options, stock appreciation rights and awards with a performance component generally will satisfy the requirements for “performance-based compensation” under Code Section 162(m) with respect to participants subject to its requirements, while providing the Committee the authority to grant non-performance-based awards when it deems appropriate. Code Section 162(m) generally places a $1,000,000 limit on the tax deduction allowable for compensation for each of the CEO and the four other highest-paid executives during a tax year unless the compensation meets certain requirements. To qualify for favorable tax treatment, grants must be made by a committee consisting solely of two or more “outside directors” (as defined under Code Section 162 regulations) and satisfy the limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, for grants other than options and stock appreciation rights to qualify, the granting, issuance, vesting, or retention of the grant must be contingent upon satisfying one or more performance criteria, as established and certified by a committee consisting solely of two or more “outside directors.” The Amended and Restated Plan permits

Code Section 162(m) qualified grants but also permits the Committee to grant awards which do not qualify where the Committee deems such awards appropriate.

Stock Options.   Awards under the Amended and Restated Plan may take the form of stock options that may be tax-favored incentive stock options or non-qualified stock options. If an award under the Amended and Restated Plan is made in the form of stock options, the exercise price of the option cannot be less than the fair market value of the underlying shares on the date of grant. Unless the Committee determines otherwise, fair market value for all purposes under the Amended and Restated Plan is the average of the high and low sales prices of common shares as reported on the composite tape of the NYSE on the determination date or the next preceding date there were sales of common shares. The term of the stock options cannot exceed ten years. The Committee is entitled to set all terms in connection with a participant’s right to exercise an award and may impose such conditions as it sees fit. No participant may be awarded incentive stock options that are first exercisable during any calendar year which involve shares having a fair market value, determined at the time of grant, in excess of $100,000. Options can be settled in shares or in cash.

Stock Appreciation Rights.   Awards under the Amended and Restated Plan may take the form of stock appreciation rights. Stock appreciation rights allow the holder to realize the value of the difference between the exercise price set by the Committee and the market value of that stock when the rights are exercised. The exercise price set by the Committee shall be at least 100 percent of the fair market value of the underlying shares. The term of stock appreciation rights cannot exceed ten years. If the value of the stock has not increased during that time, the rights will have no value.  Stock appreciation rights may be settled in cash, shares, or a combination of cash and shares, as determined by the Committee and provided in the applicable award agreement.

Restricted Stock and Restricted Stock Units.   Awards under the Amended and Restated Plan may take the form of restricted stock and restricted stock units. Restricted stock involves the granting of shares to participants subject to restrictions on transferability and any other restrictions the Committee may impose. The restrictions lapse if either the holder remains employed by the Company or its subsidiaries for a period of time established by the Committee under the applicable award agreement or satisfies other restrictions, including performance-based restrictions, during the period of time established by the Committee.  Restricted stock units are similar to restricted stock except that no shares actually are awarded to the participant on the date of grant and the holder typically does not enjoy any shareholder rights with respect to the units. Restricted stock awards are settled in shares. Restricted stock unit awards may be settled in cash, shares, or a combination of cash and shares, as determined by the Committee and provided in the applicable award agreement.

Performance Shares.   Awards under the Amended and Restated Plan may take the form of performance shares. The period of time over which performance goals are measured will be of such duration as the Committee shall determine. Performance shares may be settled in cash, shares, or a combination of cash and shares, as determined by the Committee and provided in the applicable award agreement.

Other Stock-Based Awards and Cash-Based Awards.   Other stock-based awards are a catch-all category that does not appear in the Current Plan. Other stock-based awards are awards of stock-based compensation that do not fit within the scope of the other specifically enumerated types of awards. The Committee may make cash-based awards with a range of payment levels. Cash-based awards may be based upon the achievement of performance goals. Other stock-based awards and cash-based awards may be settled in cash, shares, or a combination of cash and shares, as determined by the Committee and provided in the applicable award agreement. Under the Amended and Restated Plan, cash-based awards no longer may be settled with restricted stock.

Termination of Employment or Directorship.   If a participant ceases to be employed by, or a director of, the Company or its subsidiaries by reason of death, the vesting or satisfaction of restrictions that apply to an award ordinarily are accelerated. If a participant ceases to be employed by or be a director of the Company or its subsidiaries by reason of retirement or disability, ordinarily stock options and stock appreciation rights continue to vest as provided in the applicable award agreements, performance shares are paid out based upon the participant’s full months of service during the performance period and cash-based awards are paid out, if at all, as determined by the Committee. The Committee also may waive or modify restrictions on restricted stock and restricted stock units.

The Amended and Restated Plan defines “disability” as a condition qualifying for benefits under the Company’s long-term disability plan. The Current Plan defines “disability” as a condition resulting in an inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

If a participant’s employment or directorship is terminated for cause, that person’s right to receive the benefit of an award is forfeited. The Amended and Restated Plan has an expanded definition of “cause” because it includes a participant’s material breach of any agreement with the Company.

If a participant’s employment or directorship is terminated not for cause and not because of death, disability, or retirement, stock options, and stock appreciation rights may be exercised as provided in the applicable award agreement but generally not for longer than 90 days after termination. In the case of other types of awards (i.e., restricted stock, restricted stock units, and performance shares), a participant’s ability to receive the benefits of the awards is forfeited unless, in a particular case, the Committee determines otherwise. In the case of performance shares, the right to receive the benefits of the award is prorated based on the participant’s employment or directorship during the performance period.

Change in Control of the Company.   Upon the occurrence of certain events that would constitute a change in control with respect to the Company, the Committee may (1) cash-out awards based on the transaction price or distribute shares in satisfaction of outstanding awards; (2) issue or have issued replacement awards with the same or greater value; or (3) cause stock options and stock appreciation rights to become fully vested and exercisable and deem any service obligations under any awards to be satisfied. The Committee may cause a replacement award to provide for full exercisability and vesting and the lapse of restrictions under replacement awards and cause stock options and stock appreciation rights to become exercisable for at least one year upon termination of employment not for cause in connection with or within two years after a change in control.

Under the Current Plan, upon a change in control, stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards become fully vested. Cash-based awards are paid out in cash. Performance shares are paid out in cash based upon the greater of: (1) the extent performance goals have been met through the change in control date; and (2) 100 percent of the value on the grant date of the number of performance shares.

Subject to some additional considerations described in the Plan document, a “change in control” includes:  (1) acquisition of 50 percent of the outstanding common stock or voting power of the Company; (2)  acquisition of 25 percent of the outstanding common stock or voting power of the Company and the acquirer has a representative on the Board or proposes an individual for election to the Board; (3) the incumbent members of the Board cease to hold a majority; (4) a reorganization or the sale or other disposition of all or substantially all of the assets of the Company in one or more related transactions; or (5) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.  A “change of control” is defined by reference to the Company (and not its subsidiaries and affiliates).

Plan Amendment and Termination.   The Amended and Restated Plan may be terminated, amended, or modified at any time by the Board of Directors. However, unless presently existing requirements cease to apply, no amendment may be adopted without the approving vote of shareholders which would increase the number of shares of the Company’s common stock that can be issued under the Amended and Restated Plan, change the designation of the employees who can participate in the Amended and Restated Plan, materially increase either the cost of the Amended and Restated Plan or the benefits to participants, extend the period after the date of a grant during which stock options or stock appreciation rights may be exercised to more than 10 years, or would be prohibited in the absence of such approving vote under the rules and regulations of the security exchange upon which the shares are traded (including an amendment that is a “material revision”).

Taxation.   Under current law, the grant of stock options or stock appreciation rights to a participant will not result in taxable income to the participant, nor will the Company be entitled to a deduction for federal income tax purposes. In the case of a non-qualified stock option or stock appreciation right, under federal law, the participant should realize taxable income based on the difference between the exercise price and the cash or fair market value of the shares received at the time the option or right is exercised and the Company should be entitled to a corresponding deduction for federal income tax purposes. In the case of an incentive stock option, under federal law, the participant should be able to defer the realization of taxable income until the acquired shares are sold or transferred unless the participant is subject to the alternative minimum tax, in which case there may be current recognition of income. If the alternative minimum tax does not apply, the entire gain realized upon the participant’s disposition of the acquired shares will be treated as long-term capital gain if the minimum holding period is met (two years from the date of grant and one year from the date of exercise), but otherwise will be treated as ordinary income in an amount determined under the applicable tax rules. There is no tax deduction for the Company when an incentive stock option is exercised and the participant is eligible for capital gain tax treatment. If the minimum holding period is not met for capital gain tax treatment, the participant will realize ordinary income and the Company will be entitled to a deduction as described above for nonqualified stock options.

Generally, no taxes are due upon a grant of restricted stock, restricted stock units, or performance shares. An award of restricted stock or performance shares becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Income tax is paid at ordinary income rates on the value of the restricted stock or performance shares when the restrictions lapse, and then at capital gain rates with respect to any further gain (or loss) when the shares are sold. In the case of restricted stock units, the participant has taxable ordinary income upon receipt of payment. In all cases, the Company has a tax deduction when the participant recognizes ordinary income subject to other applicable limitations and restrictions. The taxation of restricted stock and performance shares may be accelerated by an “83(b) election” under Code Section 83, if permitted by the applicable agreement. At the present time, it is the Company’s practice not to allow 83(b) elections, and it is currently anticipated that the applicable grant documents will preclude grantees from making an 83(b) election.

Tax Withholding.   The Company will deduct, withhold, or require payment of the minimum statutory amount required to satisfy federal, state, and local taxes resulting from a taxable event arising from awards granted under the Amended and Restated Plan. Participants may elect, subject to the approval of the Committee, to have the Company withhold or sell distributable shares with a fair market value equal to an amount not less than the minimum statutory tax and not greater than the total statutory tax that could result from the taxable event.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 3.

Shareholder Proposals

Shareholders have indicated their intention to present at the Annual Meeting the following proposals for consideration and action by the shareholders. The shareholder resolutions and proposals, for which the Company and the Board accept no responsibility, are set forth below. The proponents’ names, addresses, and numbers of shares held will be furnished upon written or oral request to the Company. Your Board of Directors recommends that you vote “AGAINST” all three of these shareholder proposals for the reasons noted in the Company’s opposition statements following each of the shareholder proposals.

Item 4 — Shareholder Proposal

Majority Vote Reincorporation Proposal

Resolved:   That the shareholders of FirstEnergy (“Company”) hereby request that the Board of Directors take the measures necessary to change the Company’s jurisdiction of incorporation from Ohio to Delaware.

Supporting Statement:   Our Company is incorporated in Ohio. Ohio law mandates a plurality vote standard for the election of directors. Specifically, the law states that “at all elections of directors, the candidates receiving the greatest number of votes shall be elected.” (Ohio Revised Code, 1701.55 (B)).

This proposal requests that the Board reincorporate the Company under Delaware state corporate law, which provides that a company’s certificate of incorporation or bylaws may specify the number of votes that shall be necessary for the transaction of any business, including the election of directors. (DGCL, Title 8, Chapter 1, Subchapter VII, Section 216). Reincorporation would allow the Company’s board of directors and its shareholders to take actions to establish a majority vote standard for the election of directors. Under Delaware law, the Company’s board would have the power to change the bylaws or initiate a change to the certificate of incorporation to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. Likewise, shareholders on their own initiative would be able to propose and vote on a bylaw provision to establish a majority vote standard in director elections.

Our Company’s Board and shareholders should have the flexibility to choose the election standard that best serves the interests of the Company and its shareholders. Under the plurality vote standard, a nominee for the board can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are “withheld” from the nominee. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be elected. The standard is particularly well-suited for the vast majority of director elections in which only board nominated candidates are on the ballot.

We believe that a majority vote standard in board elections would establish a challenging vote standard for board nominees and improve the performance of individual directors and the entire board. It would provide shareholders a meaningful role in the director election process, enhance director accountability, strengthen the director nomination process, and improve the operations of our company.

In response to strong shareholder support for a majority vote standard in director elections, an increasing number of companies, including Intel, Dell, Motorola, Wal-Mart, Texas Instruments, Safeway, Home Depot, Gannett, and Supervalu, have adopted a majority vote standard in company bylaws. We encourage our Company to take the important first step in joining these companies by reincorporating in Delaware, so as to provide the Board and shareholders the right to adopt a majority vote standard.

We urge your support for this important director election reform.

End of Shareholder Proposal

Your Company’s Opposition Statement

Your Board of Directors recommends that you vote “AGAINST” this proposal.

This shareholder proposal requests that the Board take the measures necessary to change the Company’s jurisdiction from Ohio to Delaware, solely for the purpose of providing for the ability to implement a majority vote standard for the election of directors. The Company was organized under the laws of Ohio in 1996 and has been an Ohio corporation since its formation. The Company is an Ohio-based company headquartered in Akron, Ohio, and maintains a strong connection with the state. Indeed, approximately 58 percent of the Company’s employees are based in Ohio. The Company is also familiar with and favors the protections afforded by Ohio law. Accordingly, the Company believes that Ohio is the appropriate jurisdiction for the Company’s organization.

Reincorporation of the Company from Ohio to Delaware would entail a costly and time-consuming process that would involve considerations and have consequences reaching far beyond the issue of majority voting for directors. Among other things, reincorporation may require us to obtain consents from, or provide notices to, third parties under certain of our agreements. Reincorporation also may require approvals from federal, state, and/or local regulatory bodies. To identify all consents, notices, and approvals that reincorporation would require, the Company would be required to undertake an exhaustive review of the agreements to which it is a party and analysis of various federal, state, and local laws. Reincorporation also would involve the preparation of various documents and filings with governmental bodies, resulting in administrative costs to the Company. This process would divert the time and attention of our management from normal business operations without any apparent commensurate benefit. We do not believe that such a process is a productive use of management time and the Company’s resources.

With regard to the voting standard for directors, as expressly provided in Section 1701.55 of the Ohio Revised Code and in our Code of Regulations, the directors of the Company are elected by a plurality vote. Plurality voting is the standard used to elect directors at the majority of publicly-traded corporations in the United States and also is the default standard in the state of Delaware. Consequently, the Company’s reincorporation in Delaware would not require us to adopt majority voting for directors if our Board were to conclude, as it has, that such majority voting would not be in the Company’s and shareholders’ best interests for the reasons discussed below. The Board does not support the election of directors by a majority of votes cast, because the merits, if any, of such voting have not been established to its satisfaction.

We are committed to maintaining high standards of corporate governance. We believe that our practices involving the election of directors reflect this commitment. We amended our Code of Regulations in 2004 to declassify our Board so that each director is elected annually. As previously stated in this proxy statement, with the exception of CEO Anthony J. Alexander, all members of the Board are independent (including our non-executive chairman) under the standards established by the NYSE and the SEC, and our shareholders have consistently elected effective and independent Boards. Since our inception as a publicly-traded company, our director candidates have consistently received the support of a significant number of the votes cast at annual meetings of our shareholders, in all cases receiving more “for” votes than “withheld” votes. We also have established and disclosed a process for nominating directors and the qualifications to be considered. Our Corporate Governance Committee, comprised entirely of independent directors, will give due regard to candidates recommended by shareholders and will consider those candidates in the same manner as other candidates nominated by the Board.

We note the difficulties presented by a majority voting standard, including the practical problems relating to a “failed election,” or one in which one or more directors standing for election are not seated on the Board. Among other negative consequences, such a circumstance could impact our compliance with NYSE listing standards or other requirements for maintaining a majority of independent directors and certain board committees comprised of independent directors or directors who are financial experts. Majority voting schemes also raise legal and practical concerns about the applicability of the “holdover rule,” which provides that directors are elected to serve until their successors are elected. Majority voting also may result in disruption of the Board’s operations. In addition, significant turnover among directors may impede the Company’s long-term strategic plan due to lack of director continuity.

The practical difficulties involving majority voting are currently under debate, with the result that there is considerable uncertainty surrounding this issue. For example, the Committee on Corporate Laws of the American Bar Association recently adopted amendments to the Model Business Corporation Act that retain plurality voting for the election of directors as the statutory default system, but allow companies to adopt a modified plurality procedure that would give some effect to majority voting in uncontested elections of directors, if companies wish to do so. In addition, both the NYSE and the SEC are considering changes to the manner in which directors are elected.

In announcing its decision to retain plurality voting for the election of directors as the statutory default system, the Committee on Corporate Laws of the American Bar Association stated that “[a]dopting that approach would force an undesirable system on one or more constituencies interested in this issue with the attended risk of services and in some cases unintended business and [corporate] governance consequences to the corporation upon which the change would be imposed.” We believe some of these consequences include the following:

•       If a candidate who is the CEO or other executive officer is not elected, it could constitute a breach of that executive’s employment agreement, and may trigger an obligation on the part of the Company to make severance payments to that executive;

•       The failure to elect a specified percentage of directors could result in a “change of control” thus accelerating debt or canceling a line of credit provided in a credit agreement, or triggering changes in licenses or other vital and irreplaceable corporate arrangements; or

•       The failure to elect board candidates could adversely affect our ability to comply with the NYSE Listing Standards or SEC requirements for independent or non-employee directors or directors who have specific and particular qualifications that are essential for a member of our Board.

Requiring a majority vote for the election of our directors could give certain activist shareholder groups, representing certain narrow special interests, significant leverage by allowing them to threaten to withhold enough votes to defeat a nominee as a result of his or her position on a certain issue, even though the number of withheld votes would represent substantially less than a majority of our outstanding shares. We believe such a significant shift in leverage to special interest groups also would be a further deterrent to competent individuals accepting nominations as directors.

We believe that given the current uncertainties about majority voting and the reasons disfavoring reincorporation described above, the shareholder proposal seeking to reincorporate the Company from Ohio to Delaware for the specific purpose of providing for the ability to implement majority voting for the election of directors is not in the best interests of the Company or our shareholders at this time.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” ITEM 4.

Item 5 — Shareholder Proposal

RESOLVED:   That the shareholders request the Board of Directors of FirstEnergy Corporation to adopt a policy establishing an engagement process with the proponents of shareholder proposals that are supported by a majority of the votes cast, excluding abstentions and broker non-votes, at any annual meeting.

This proposal requests the Board of Directors FirstEnergy Corporation take the following steps if a proposal, submitted by a shareholder for a vote pursuant to Rule 14a-8 of the Securities and Exchange Commission, receives a majority of the votes cast:

•       Within four months after the annual meeting, an independent board committee should schedule a meeting (which may be held telephonically) with the proponent of the proposal, to obtain any additional information to provide to the Board of Directors for its reconsideration of the proposal. The meeting with the proponent should be coordinated with the timing of a regularly scheduled board meeting.

•       Following the meeting with the proponent, the independent board committee should present the proposal with the committee’s recommendation, and information relevant to the proposal, to the full Board of Directors, for action consistent with the company’s charter and by-laws, which should necessarily include a consideration of the interest of the shareholders.

In adopting such a policy, the board would have the authority to abolish the committee under the following circumstances: (1) the board takes the action requested in the proposal; or (2) the proposal’s proponent notifies the board that organization does not object to the abolition of the committee.

Supporting Statement

The purpose of this proposal is to create a mechanism by which shareholders can communicate with their representatives, the Board of Directors. In our opinion, the various reforms enacted by the U.S. Congress, the U.S. Securities and Exchange Commission, and stock exchanges in the wake of the Enron/WorldCom/Tyco wave of scandals have certainly been a step in the right direction to restore public trust and confidence in the capital markets, but they have not adequately addressed shareholder rights and the accountability of directors of corporate boards to the shareholders who elect them.

At the FirstEnergy 2006 Annual Meeting, a proposal requesting the board adopt a simple majority vote requirement received a majority of the votes cast (73% in favor). Nonetheless, on issues such as the election of directors and capital structure decisions the supermajority provision has yet to be replaced by a simple majority standard. We are concerned, in particular, that boards of directors are still able to ignore shareholder proposals on important corporate governance reforms even if those proposals are supported by clear majorities of shareholder votes cast at annual meetings.

Therefore, we are submitting this proposal requesting that the Company adopt a formal policy establishing an engagement process with the proponents of shareholder proposals that are supported by a majority of the votes cast, excluding abstentions and broker non-votes, at any annual meeting.

We urge stockholders to vote for this proposal.

End of Shareholder Proposal

Your Company’s Opposition Statement

Your Board of Directors recommends that you vote “AGAINST” this proposal.

Your Board recognizes the importance of providing the Company’s shareholders with an opportunity to communicate with the Board. As set forth in the Company’s Corporate Governance Policies, and as described elsewhere in this proxy statement, the Board provides a process for shareholders to send communications to the Board and non-management directors, including the non-executive chairman. The Board has made efforts to ensure that shareholder views are communicated to the members of the Board and that appropriate responses are provided to the shareholders on a timely basis.

The Company’s Corporate Governance Policies provide for the evaluation of all shareholder communications. The Corporate Secretary or a member of his or her staff is required to review all such communications promptly and relay them directly to a member of the Board, provided that such communications (i) bear relevance to the Company and the interests of the shareholder, (ii) are capable of being implemented by the Board, (iii) do not contain any obscene or offensive remarks, (iv) are of a reasonable length, and (v) are not from a shareholder who has already sent two such communications to the Board in the last year. The Board believes such policy is sufficient and accordingly does not believe that there is a need to implement the engagement policy process described in the shareholder proposal.

The Board does not believe the establishment of an engagement process as envisioned by the proponent is necessary. The Corporate Governance Committee of the Board, a committee comprised entirely of independent directors, thoroughly reviews and analyzes each shareholder proposal received by the Company. It then assists the entire Board in responding to the proponent. The establishment of an engagement process as envisioned by the proponent would, in many respects, be a duplication of the function currently served by the Corporate Governance Committee of the Board.

Moreover, the Board has the duty to act in a manner it believes to be in the best interests of the Company and its shareholders. Because of this duty, the Board must take into account many factors when deciding whether to take the action specified in any shareholder proposal. The Board will make such a decision based not merely on the voting results of the proposal but also will consider what is in the best interests of the Company and its shareholders in light of all relevant facts and circumstances. A shareholder proposal supported by a majority of the votes cast at a meeting may represent only a minority of the voting power of the Company due to abstentions and shares not voted at such meeting. Requiring an independent Board committee to meet with the proponent of such a proposal could be used by one or more large shareholders to promote particular issues or agendas that are not representative of the interests of the shareholders at large.

Furthermore, a meeting with an independent Board committee and the proponent of a proposal supported by a majority of the votes cast at a meeting has the practical effect of making the proponent a representative of all the shareholders who have voted in favor of the particular proposal. Shareholders who vote in favor of a proposal may have very different reasons for doing so. Allowing only one shareholder to speak on behalf of those who voted would have the effect of communicating and emphasizing to the Board only one set of reasons for a particular proposal.

The Board believes that the current process for evaluating shareholder communications is sufficient and serves the interests of the Company and its shareholders better than the engagement process described in the shareholder proposal. Accordingly, and for the reasons stated above, the Board recommends a vote against this proposal.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” ITEM 5.

Item 6 — Shareholder Proposal

6 — Adopt Simple Majority Vote

RESOLVED:  Comprehensive Commitment to Adopt Simple Majority Vote. Shareholders recommend that our Board take each step necessary to adopt a simple majority vote to apply to the greatest extent possible. This includes using all means in our Board’s power such as special company solicitations and one-on-one management contacts with major shareholders to obtain the vote required for adoption of this proposal topic.

This proposal is not intended to unnecessarily limit our Board’s judgment in crafting the requested change to the fullest extent feasible in accordance with applicable laws and existing governance documents. Our current rule allows a 1% minority to frustrate the will of a 79% FirstEnergy shareholder majority.

This topic won our 73% support at our 2006 annual meeting. This topped the 71% support at our 2005 annual meeting. At least one proxy advisory service has recommended a no-vote for directors who do not adopt a shareholder proposal after it wins one majority vote. Our management was ready to disclose that Mr. Ray T. Chevedden of Los Angeles was the proponent of the 2005 and 2006 proposals on this topic on our ballot.

Our serial-ignorer-of-shareholder-proposal directors may lead to a shareholder reaction similar to the Sempra Energy (SRE) scenario recounted in The Wall Street Journal on October 9, 2006: For four years beginning in 2001, a Sempra shareholder submitted shareholder resolutions calling for Sempra to elect its directors annually rather than every three years in staggered terms. The votes passed with increasing majorities every year, garnering 67% of the votes cast in 2005.

Sempra ignored the nonbinding resolutions. But in the 2005 voting, shareholders also withheld nearly 30% of their votes from the directors up for re-election — a big proportion by corporate election standards. And that seemed to wake the company up. In May 2006, Sempra management introduced a binding resolution for annual elections, which passed with 95% shareholder approval. Source:  Wall Street Journal, October 9, 2006.

It is important to take a step forward and support this one proposal since our 2006 governance standards were not impeccable. For instance in 2006 it was reported (and certain concerns are noted):

•       The Corporate Library (TCL) http://www.thecorporatelibrary.com/ an independent investment research firm rated our company “High Concern” in executive pay.

•       Our Executive Deferred Compensation Plan guarantees our executives will not lose money on some of their FirstEnergy stock if the stock price falls 20%. Source: The Corporate Library

•       Our directors can be elected with a single yes-vote from our 320 million shares under our obsolete plurality voting.

•       We would have to marshal an awesome 80% shareholder vote to make certain key governance improvements — Entrenchment concern.

The above status shows there is room for improvement and reinforces the reason to take one step forward now and vote yes to:

Adopt Simple Majority Vote
Yes on 6

Please check below whether our management responds to the substance of this proposal.

End of Shareholder Proposal

Your Company’s Opposition Statement

Your Board of Directors recommends that you vote “AGAINST” this proposal.

A shareholder simple majority voting standard already applies to most corporate matters involving the Company. Under the Company’s Amended Articles of Incorporation and Amended Code of Regulations, 80 percent of the voting power of the Company voting together as a single class is required to authorize only certain significant corporate actions.

The Company’s Amended Articles of Incorporation establishes an 80 percent supermajority requirement to amend or repeal provisions regarding: (1) unissued or treasury shares; (2) cumulative voting rights; (3) preemptive rights; and (4) the Company’s purchase of its capital stock. Similarly, the Company’s Amended Code of Regulations establishes an 80 percent supermajority voting threshold to amend or repeal regulations regarding: (1) shareholder meetings; (2) board structure; (3) board vacancies; (4) director elections; and (5) director and officer indemnification. Thus, the scope of the Company’s 80 percent supermajority voting provisions is limited.

Prior shareholder proposals seeking to remove the 80 percent supermajority voting thresholds from the Company’s governing documents have consistently received less than the required level of support. In 2004, the Board unanimously adopted a resolution to amend the Company’s Amended Articles of Incorporation and Amended Code of Regulations to lower the Company’s 80 percent supermajority voting threshold to a two-thirds threshold. Shareholders at that Annual Meeting failed to approve this resolution by the required vote.

Many of the Company’s supermajority voting thresholds, such as the two-thirds vote of shareholders required to adopt a plan of merger, are intended to preserve and maximize shareholder value and provide protection for all shareholders against self-interested actions by one or a few shareholders. The Board does not intend these provisions to preclude unsolicited, fair offers to acquire the Company. The provisions are generally designed to encourage any such potential acquirer to negotiate directly with the Board. The Board has the fiduciary responsibility and is in the best position to evaluate the adequacy and fairness of any proposed offers, to negotiate on behalf of all shareholders, and to protect the shareholders against abusive tactics during a takeover process.

The Board believes this is even more important in light of the recent adoption of the Energy Policy Act of 2005 (EPACT). The EPACT repealed the Public Utility Holding Company Act of 1935 (PUHCA) which historically had placed certain restrictions on mergers and acquisitions in the electric utility industry. With the repeal of PUHCA, and the merger interest and activity it has spawned in the electric utility sector, the Board believes, even more firmly than in the past, that the supermajority voting provisions will serve our shareholders well by requiring any potential acquirer to negotiate with the Board directly so that it can ensure the fair and equitable treatment of all of the Company’s shareholders.

An informal survey of the By-Laws and Articles of Incorporation of a number of the Company’s competitors revealed that many companies in the electric utility industry have adopted similar supermajority voting provisions for the approval of such extraordinary corporate transactions. In light of these competitor’s supermajority voting provisions and the repeal of the PUHCA discussed above, the Board believes it has a fiduciary obligation to provide the same level of protection to the Company’s shareholders that many of our competitors are providing to their shareholders. Finally, as discussed in more detail below, The Corporate Library’s 2006 Corporate Governance Profile, with respect to its assessment of our Board, specifically stated that  “[t]he board meets our current tests for board effectiveness and shareholder friendliness in the area of takeover defenses.”

At our 2005 Annual Meeting, shareholders approved by a majority vote a proposal recommending that the Board take the steps reasonably needed to adopt simple majority shareholder voting to the greatest extent possible. This proposal also included a recommendation that the Directors use special solicitations and one-on-one management contacts with major shareholders to obtain the required vote. In response, the Board conducted an analysis of how best to respond. Even if the Board could agree with the proponent, given our shareholders’ recent rejection of the Boards’ resolution to lower the supermajority voting threshold to a two-thirds threshold, the Board determined that shareholder approval of simple majority voting was unlikely. The Board, in furtherance of its fiduciary obligations to all shareholders, could not require the Company to undertake an aggressive and costly solicitation of votes in favor of amendments it does not support, and whose ultimate adoption would not be guaranteed. The Board concluded that spending a significant amount of corporate funds and diverting the time of senior management to special solicitations and one-on-one management contacts with major shareholders would not be a prudent use of the Company’s funds or management’s time under such circumstances. As we indicated when we disclosed the vote results for a similar shareholder proposal made at our 2006 Annual Meeting, the Board further reviewed this proposal in light of the above-referenced regulatory developments and continues to strongly believe that the scope of the Company’s supermajority voting provisions are appropriate and sufficiently limited and any anticipated expenditure of corporate funds and time of senior management to seek repeal of such provisions would not be a prudent use of corporate resources.

Finally, the Company disagrees with many of the statements in the proposal, including the statement regarding the Company’s corporate governance standards. The Company’s governance policies and practices comply with good governance practices and all requirements of the NYSE and SEC corporate governance standards. In fact, the Company outperformed over 90 percent of companies in both the S & P 500 and our industry group in an important corporate governance measurement developed by Institutional Shareholder Services. The Corporate Library’s 2006 Corporate Governance Profile identified our overall Governance Risk Assessment as of “Low Concern”, and our Best Practices Compliance Score is “88 percent”. The proponent selectively referenced only one of the four factors used by The Corporate Library in its Governance Risk Assessment. We received ratings of “Low Concern” in each of the other three areas. With respect to the assessment of our Board, The Corporate Library stated “[t]he company meets our current tests for board effectiveness in the areas of strategic decision making, shareholder responsiveness, and litigation & regulatory problems.” As indicated above, in the area of Takeover Defenses, it stated that “[t]he board meets our current tests for board effectiveness and shareholder friendliness in the area of takeover defenses.” Finally, in the area of Accounting, The Corporate Library states that the “company meets our current test for financial compliance.”

The Board continues to believe that the limited 80 percent supermajority voting requirement is reasonable and accordingly, and for the other reasons stated above, recommends a vote against this proposal.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” ITEM 6.

BIOGRAPHICAL INFORMATION ON NOMINEES FOR ELECTION AS DIRECTORS

Paul T. Addison — Age 60. Retired in 2002 as Managing Director in the Utilities Department (a position held since 1997) of Salomon Smith Barney (Citigroup), an investment banking and financial services firm. Director of the Company since 2003.

Committees: Audit, Finance

Anthony J. Alexander — Age 55. President and Chief Executive Officer since 2004 of the Company. He also is President of various subsidiaries of the Company. President and Chief Operating Officer from 2001-2004 of the Company. He also is a Director of Ohio Edison Company, Pennsylvania Power Company, The Cleveland Electric Illuminating Company, The Toledo Edison Company, Metropolitan Edison Company, Pennsylvania Electric Company, and many other subsidiaries of the Company.

Director of the Company since 2002.

Michael J. Anderson — Age 55. President and Chief Executive Officer since 1999 of The Andersons, Inc., a diversified company with interests in the grain, ethanol, and plant nutrient sectors of U.S. agriculture, as well as in railcar leasing and repair, turf products production, and general merchandise retailing. He also is a Director of The Andersons, Inc. and Chairman of the Board of Interstate Bakeries Corporation. Director of the Company since February, 2007.

Committees: Finance, Nuclear

Dr. Carol A. Cartwright — Age 65. Retired in 2006 as President (a position held since 1991) of Kent State University. She also is a Director of the Davey Tree Expert Company, KeyCorp., and PolyOne Corporation. Director of the Company since 1997 and Director of Ohio Edison Company from 1992-1997.

Committees: Compensation, Corporate Governance (Chair)

William T. Cottle — Age 61. Retired in 2003 as Chairman of the Board, President and Chief Executive Officer (a position held since 2000) of STP Nuclear Operating Company, a nuclear operating company for the South Texas Project. Director of the Company since 2003.

Committees: Corporate Governance, Nuclear (Chair)

Robert B. Heisler, Jr. — Age 58. Retired in 2007 as Chairman of the Board (a position held since 2001) of KeyBank N.A., the flagship banking entity within KeyCorp. Chief Executive Officer of the McDonald Financial Group from 2004-2007 and Executive Vice President of KeyCorp from 1994-2007. Director of the Company from 1998-2004 and since 2006.

Committees: Compensation, Finance

Ernest J. Novak, Jr. — Age 62. Retired in 2003 as Managing Partner (a position held since 1998) of the Cleveland office of Ernst & Young LLP, a public accounting firm. He also is a Director of BorgWarner, Inc. and A. Schulman Inc. Director of the Company since 2004.

Committees: Audit, Finance

Catherine A. Rein — Age 64. Senior Executive Vice President since 1997 and Chief Administrative Officer since 2005 of MetLife Inc., a provider of insurance and other financial services to individual and institutional customers. President and Chief Executive Officer from 1999-2004 of Metropolitan Property and Casualty Insurance Company. She also is a Director of The Bank of New York, Inc. Director of the Company since 2001 and Director of GPU, Inc. from 1989-2001.

Committees: Audit, Compensation (Chair)

George M. Smart — Age 61. Non-executive Chairman of the FirstEnergy Board of Directors since 2004. Retired in 2003 as President (a position held since 2001) of Sonoco-Phoenix, Inc., a manufacturer of easy-opening lids. He also is a Director of Ball Corporation. Director of the Company since 1997, and Director of Ohio Edison Company from 1988-1997.

Committees: Audit, Corporate Governance

Wes M. Taylor — Age 64. Retired in 2004 as President (a position held since 1991) of TXU Generation, an owner and operator of electric generation and coal mines in Texas. He is also a Director of Arch Coal, Inc. Director of the Company since 2004.

Committees: Compensation, Nuclear

Jesse T. Williams, Sr. — Age 67. Retired in 1998 as Vice President of Human Resources Policy, Employment Practices and Systems of The Goodyear Tire & Rubber Company, a manufacturer of tires and rubber-related products. Director of the Company since 1997, and Director of Ohio Edison Company from 1992-1997.

Committees: Corporate Governance, Nuclear

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table shows all persons of whom the Company is aware who may be deemed to be the beneficial owner of more than five percent of common shares of the Company as of December 31, 2006. This information is based on SEC Schedule 13G filings.

		Percent of
Name and Address	Shares Beneficially	Common Shares	Voting Power Number of Shares		Investment Power Number of Shares
of Beneficial Owner	Owned	Outstanding	Sole	Shared	Sole	Shared
Barclays Global Investors, NA (and affiliates)	22,055,598	6.91%	19,496,316	0	22,055,598	0
45 Fremont Street, San Francisco, CA 94105
Franklin Resources, Inc. (and affiliates)(1)	17,883,004	5.6%	17,869,304	0	17,883,004	0
One Franklin Parkway San Mateo, CA 94403
State Street Bank and Trust Company, Trustee(2)	23,578,501	7.4%	13,892,643	9,685,858	0	23,578,501
225 Franklin Street, Boston, MA 02110

(1)             Information presented is based on a Schedule 13G filed on February 5, 2007, by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr., and Franklin Advisers, Inc. This amount includes 17,883,004 shares of common stock beneficially owned by Franklin Advisers, Inc., Fiduciary Trust Company International, Franklin Templeton Investments Corp., Franklin Templeton Investment Management Limited, Franklin Templeton Investments (Asia) Limited, or Franklin Templeton Portfolio Advisors, Inc., which are direct and indirect subsidiaries of Franklin Resources, Inc. According to the Schedule 13G, Franklin Advisers, Inc. has sole voting power over 17,803,174 of the shares and sole investment power over 17,814,074 shares, Fiduciary Trust Company International has sole voting and investment power over 57,380 shares, Franklin Templeton Investments Corp. has sole voting and investment power over 8,370 shares, Franklin Templeton Investment Management Limited has sole investment power over 2,800 shares, Franklin Templeton Investments (Asia) Limited has sole voting and investment power over 360 shares, and Franklin Templeton Portfolio Advisors, Inc. has sole voting and investment power over 20 shares. Each of the reporting persons disclaims beneficial ownership of the shares.

(2)             State Street disclaims beneficial ownership of these shares.

SECURITY OWNERSHIP OF MANAGEMENT

The following table shows shares of stock beneficially owned as of March 1, 2007, by each director and nominee; the executive officers named in the Summary Compensation Table; and all directors and executive officers as a group. Also listed, as of March 1, 2007, are common stock equivalents credited to executive officers as a result of participation in incentive compensation plans. None of the shares below are pledged by the directors or named executive officers.

Name	Class of Stock	Shares Beneficially Owned(1)	Common Stock Equivalents(2)
Paul T. Addison	Common	6,606
Anthony J. Alexander	Common	552,139	288,351
Michael J. Anderson	Common	1,230
Dr. Carol A. Cartwright	Common	21,467
William T. Cottle	Common	5,066
Richard R. Grigg	Common	41,703	84,602
Robert B. Heisler, Jr.	Common	22,825
Gary R. Leidich	Common	54,473	74,562
Russell W. Maier	Common	24,304
Richard H. Marsh	Common	85,526	74,971
Ernest J. Novak, Jr.	Common	6,994
Catherine A. Rein	Common	22,598
Robert C. Savage	Common	45,854
George M. Smart	Common	17,138
Wes M. Taylor	Common	10,260
Leila L. Vespoli	Common	220,531	50,079
Jesse T. Williams, Sr.	Common	14,791
All Directors and Executive Officers as a Group	Common	1,749,643	990,698

(1)             Shares beneficially owned include (a) any shares with respect to which the person has a direct or indirect pecuniary interest, and (b) shares that the person has the right to acquire beneficial ownership within 60 days of February 28, 2007, and are as follows: (Alexander—363,275 shares; Grigg—27,379 shares; Heisler—5,096 shares; Maier—5,110 shares; Marsh—79,725 shares; Savage—23,822 shares; Vespoli—156,600 shares; and all directors and executive officers as a group—807,782 shares). The percentage of shares beneficially owned by any director or nominee, or by all directors and executive officers as a group, does not exceed one percent of the class owned. Each individual or member of the group has sole voting and investment power with respect to the shares beneficially owned.

(2)             Common stock equivalents represent the cumulative number of shares deferred under the Executive Deferred Compensation Plan, performance shares, and restricted stock units credited to each executive officer. The value of these shares is measured, in part, by the market price of the Company’s common stock. Final payments for performance shares may vary due to performance factors, as discussed in the Long-Term Incentive Program section of the CD&A later in this proxy statement. In regard to performance-adjusted restricted stock units, at the end of the restriction period, the actual number of shares issuable may be adjusted upward or downward by 25 percent based on FirstEnergy’s performance against three predetermined metrics. In addition, the common stock equivalents reflected for “All Directors and Executive Officers as a Group” includes discretionary restricted stock units awarded to certain executive officers that will be issuable five years after the date awarded, except for specified provisions if the executive dies, is terminated due to disability, or there is a change in control. Common stock equivalents do not have voting rights or other rights associated with ownership of common stock.

COMPENSATION DISCUSSION AND ANALYSIS

The Company provides a competitive compensation program to attract, retain, and reward employees whose performance and contributions drive the Company’s success. The compensation philosophy targets total compensation at the market median for the Company’s peer group, with the opportunity to earn above-median compensation for strong Company and/or individual performance. As a result, the executive compensation program is intended to reward and retain executives responsible for leading the organization in the achievement of business objectives in the complex energy services industry.

The Company’s compensation programs apply to all executives and reflect the following principles:

•       Total compensation is competitive and reflects a pay-for-performance orientation.

•       The peer group used to evaluate competitive levels of compensation is comprised of comparable energy services companies.

•       Base salaries are generally targeted at or near the median of the peer group.

•       Incentive opportunities are targeted at the median competitive level for the achievement of specified corporate goals and include the opportunity to achieve above median compensation rewards.

•       Short-term incentive opportunities are based on a combination of corporate and business unit goals.

•       Long-term incentive awards are based on both the Company’s absolute performance and performance relative to peer companies.

The elements of the Company’s compensation program include base salary and short- and long-term incentive opportunities. Under the Company’s pay-for-performance philosophy, executive rewards are directly linked to short- and long-term results for key stakeholders including shareholders and customers. A significant portion of an executive’s actual pay reflects corporate and business unit performance as defined by various financial and operational measures.

Variations of base salary from median levels for individual executives reflect the relative responsibilities of the position and facilitate internal equity. Further, base salaries reflect the qualifications, experience, and sustained performance level of the executive.

Short-term incentive opportunities provide executives the potential to achieve total cash compensation at approximately the 75th percentile of the peer group if corporate performance is superior. However, there is significant risk if performance is below expectations. As an executive’s responsibility increases, a greater percentage of the annual incentive is driven by corporate performance. Corporate goals reflect targeted performance objectives for the year and are heavily weighted toward financial targets.

Long-term incentive awards consisting of restricted stock units and performance shares are based on the achievement of corporate goals and the annualized total shareholder return generated by FirstEnergy common stock over a three year period relative to a peer group, respectively.

The components of the compensation programs are evaluated both individually and in the aggregate. Fundamentally, the proportion of pay at risk increases as an executive’s responsibilities increase. Thus, executives with greater responsibilities for the achievement of Company performance targets bear a greater risk if those goals are not achieved, and also receive a greater reward if the goals are met or surpassed. The appropriate balance of annual, medium-term, and longer-term incentives facilitates the retention of talented executives, recognizes the achievement of short-term goals, rewards long-term strategic results, and encourages equity ownership. In determining compensation, the Compensation Committee (later referred to as the Committee) balances the pay to achieve competitive parity with the amount required to retain and motivate executives. The philosophy of the Company is to use a variety of compensation vehicles, primarily driven by financial and operational performance metrics.

As is indicated in the following chart, as the level of responsibility increases, the percentage of base salary decreases and the percentage of at-risk pay, including short-term incentive and equity, increases. The chart represents the actual percentage of each pay element in relation to total target compensation for the named executives in 2006.

	Base Salary	Short-term Incentive	Equity
Anthony J. Alexander	19%	19%	62%
Richard R. Grigg	30%	22%	48%
Richard H. Marsh	34%	22%	44%
Gary R. Leidich	36%	21%	43%
Leila L. Vespoli	36%	21%	43%

Although the Committee has established share ownership guidelines for executives, such equity ownership is not considered when establishing compensation levels. However, the Committee does review prior awards, both vested and unvested, on a regular basis through the use of the tally sheets described later.

Compensation Setting Process

Consultant

The Committee employs an independent external compensation consultant at the Company’s expense. Consistent with NYSE rules, the Committee has the sole authority to retain and dismiss the consultant and to approve the consultant’s fees. The consultant provides objective independent advice and analysis to the Committee with respect to executive and director compensation. During 2006, the Committee conducted a review of executive compensation consultants as part of its due diligence. In September 2006, the Committee retained Hewitt Associates based on its expertise, independence, and utility industry experience. The Committee felt Hewitt Associates would better serve the Company and the Board at this time than the previous consultant. Management uses Hewitt Associates to provide compensation, actuarial, and benefit plan consulting services to the Company and advises the Committee of the work performed by Hewitt. The Committee determined that these relationships do not impair the ability of the consultant to render impartial services to the Committee.

The Committee relies on the consultant to provide an annual review of executive compensation practices at other companies. This review includes companies that the Company competes with for executive talent and is further discussed in the “Benchmarking” section below. This review encompasses base pay, annual incentives, long-term incentives, and perquisites. In addition, the Committee may request advice concerning the design, communication, and implementation of incentive plans or other compensation programs. The services provided by the consultant in 2006 included:

•       A review of the alignment of executive compensation practices to the Company’s compensation philosophy;

•       Benchmarking and analysis of competitive compensation practices for executives and Board members;

•       Advice related to the modification of incentive programs for executive officers and other key employees;

•       A review of the Company’s severance agreements to ensure alignment with competitive practice; and

•       Advice and guidance regarding the impact new rules and regulations would have on the compensation programs of the Company.

Benchmarking

As referenced in the “Consultant” section above, in early 2006 the Committee’s consultant compared Company executive compensation against 24 large utilities in the United States. These are generally the energy services organizations that FirstEnergy competes with for executive talent. The consultant identified the following peer group:

Allegheny Energy	Ameren	American Electric Power
CenterPoint Energy	CMS Energy	Consolidated Edison
DTE Energy	Dominion Resources	Duke Energy
Edison International	Energy East	Entergy
Exelon	FPL Group	PG&E
PPL	Pepco	Pinnacle West
Progress Energy	Sempra Energy	Southern Company
TECO Energy	TXU	Xcel Energy

Targeted base pay and short- and long-term incentive opportunities are based on a review of the compensation of these companies. Since the Company is larger than the typical firm in the sample, results were adjusted based on revenues to make the comparison relevant. In addition, consideration may be given to broader general industry data when that is the relevant pool in which the Company competes for talent. The consultant evaluated the competitive data and provided recommendations for the Company consistent with the Company’s compensation philosophy.

The elements of compensation as stated and defined later, and the mix of the elements are determined based on an annual analysis of these peer companies. The Committee has determined that the compensation elements, both individually and in the aggregate, are appropriately aligned with the Company’s compensation philosophy.

Management and/or the Committee reviews the compensation philosophy annually to ensure that it continues to align with Company goals and offers competitive levels of compensation. The Company’s recent success in filling executive positions from the external market, its relatively low executive turnover, and its success with ongoing recruitment efforts, indicate the Company compensation programs are meeting the goals of providing competitive pay.

Tally Sheets

The Committee reviewed a comprehensive summary of all components of the named executive officers’ and certain other officers’ compensation, including base salary, incentive awards based on corporate and business unit performance, equity compensation, stock option and restricted stock performance, perquisites and other personal benefits, and actual and projected payout obligations under several termination scenarios (i.e., voluntary resignation, retirement, severance, and change in control). Based on the review of these tally sheets, the Committee determined that the total compensation provided (and, in the case of termination scenarios, the potential payout) was reasonable. This review is performed by the Committee at each January meeting.

Role of Executives

The Board has delegated authority to the CEO to establish the compensation of other senior executives whose compensation is not determined by the Committee pursuant to its Charter, provided that this authority is exercised only after consultation with the Committee. As such, the CEO makes recommendations to the Committee for these other executives’ total compensation. In all cases, these recommendations are presented to the Committee for review.

The CEO and other senior executives play an increased role in the early stages of design and evaluation of compensation programs and policies. The executives review, discuss, and provide comments when the Company is planning a design change to a compensation program. They have a vested interest in ensuring that the compensation programs and policies will engage employees and provide incentives to strive for excellence in their daily responsibilities in order to produce outstanding financial and operating results for the Company and its shareholders.

Elements of Compensation

Base Salary

Executives are paid a base salary for performing their job responsibilities. Executives’ base salaries are reviewed annually by the Committee. Adjustments to base salary are made, if appropriate, generally on March 1 of each year, after considering factors such as Company performance, individual performance, changes in executives’ responsibilities, and changes in the competitive marketplace. The consultant provides the median competitive data for each executive’s position as described above. Generally, a range of 85 percent to 115 percent of this competitive data is used to promote the pay-for-performance philosophy. The base salaries for all named executive officers fall within this range.

On March 1, 2007, the Committee provided a base salary increase to Mr. Alexander of 4.0 percent. The Committee provided base salary increases of 7.45 percent, 5.26 percent, 23.6 percent, and 7.53 percent for Mr. Marsh, Mr. Grigg, Mr. Leidich, and Ms. Vespoli respectively, based on the results of the annual compensation review and in the case of Mr. Leidich, in recognition of his new broadened responsibilities.

Short-Term Incentive Program

The short-term incentive program provides awards to executives whose contributions support the achievement of corporate financial and operational goals. The program supports the Company’s compensation philosophy by linking executive awards directly to annual performance results on key corporate and business unit objectives. Similar to base salaries, the short-term incentive program provides executives with opportunities targeted to the median of the utility industry. The Committee annually reviews these target award opportunities, which are expressed as a percentage of base salary. During the first quarter, adjustments to target levels for the current year are made as appropriate and warranted by competitive market practice and internal equity considerations.

The Company’s short-term incentive program is based on performance targets, and in 2006 these included, but were not limited to, objectives relative to the following goals:

•       Earnings per share;

•       Free cash flow from operations;

•       Customer service excellence;

•       Megawatt generation output;

•       Transmission outage frequency;

•       Distribution System Average Interruption Duration Index;

•       Financial contribution to earnings;

•       Safety (including nuclear safety); and

•       Workforce hiring.

Executives are assigned and evaluated on goals applicable to their responsibilities within the organization. These performance goals were chosen because they have a significant impact on the Company’s operational and financial success. The specific targets for these performance goals reflect the Company’s confidential strategic plans and are not disclosed publicly for competitive reasons. The Company establishes targets for incentive compensation performance measures based on earnings growth aspirations and achieving continuous improvement in operational performance to reach industry top quartile/decile levels. Over the last five years, the Company has achieved target performance levels for the performance measures held by senior executives approximately 56 percent of the time. The weightings of financial and operational targets for executives are determined at the beginning of each year. The following represents the financial and operational targets assigned to each named executive officer in 2006.

	Financial	Operational
Anthony J. Alexander	80%	20%
Richard H. Marsh	70%	30%
Richard R. Grigg	60%	40%
Leila L. Vespoli	50%	50%
Gary R. Leidich	40%	60%

The process for allocating awards is similar for all executives. The target levels are established in February and performance is measured throughout the year. In 2006, target award opportunities for the named executive officers ranged from 60 percent of salary to 100 percent of salary for the CEO. Awards for the short-term incentive based on operational performance range from 50 percent of target for performance at the threshold level to 150 percent of target for outstanding performance. Awards for the short-term incentive portion based on financial performance range from 50 percent of target for performance at threshold to a maximum of 200 percent of target for outstanding performance. Awards are not made if threshold performance is not achieved. Awards are mathematically interpolated for performance between threshold and maximum and no positive or negative discretion is applied to the final awards. The Committee has no authority to adjust upwards the amount payable to a covered employee with respect to a particular award.

In 2006, the Company achieved outstanding financial and operational performance relative to its goals which had a positive impact on the short-term incentive payout. For 2006, Mr. Alexander’s award was $2,000,000. The remaining named executive officers’ awards were as follows: Mr. Marsh—$514,003; Mr. Grigg—$874,086; Mr. Leidich—$336,176; and Ms. Vespoli—$435,414. This “performance-based” compensation is not subject to the $1 million deduction limit associated with Code Section 162(m) of the Internal Revenue Code discussed later in this report.

Long-Term Incentive Program

The long-term incentive program is designed to reward executives for achievement of Company goals which ultimately result in an increased shareholder value. This program is equity-based to align the long-term interests of executives with those of shareholders. In 2006, the Company delivered long-term incentives through a combination of restricted stock units and performance shares. The Company has not issued stock options under its long term incentive program since 2004. Similar to the short-term incentive program, during the first quarter of each year the Committee reviews and adjusts executives’ long-term incentive target opportunities as appropriate and warranted by competitive market practice and internal equity considerations. The Committee has no authority to adjust upwards the amount payable to a covered employee with respect to a particular award.

The Company’s restricted stock unit program contains two components: performance-adjusted and discretionary restricted stock units. Performance-adjusted restricted stock units are designed to focus participants on key financial and operational metrics that drive the Company’s success, foster management ownership, and aid retention. These metrics are earnings per share, safety, and an operational performance index. The specific targets for these metrics reflect the Company’s confidential strategic plans and are not disclosed publicly for competitive reasons.

Performance-adjusted restricted stock units are granted to all eligible executives. Based on competitive analysis, each eligible executive received an initial grant of performance-adjusted restricted stock units, at a target level based on the executive’s annual salary as of March 1, 2006, and calculated using the average of the high and low stock price on March 1, 2006. These performance-adjusted restricted stock units were granted to each executive with the right to receive, at the end of the three year restriction period, shares of Company common stock.

The actual number of shares issued may be adjusted upward or downward by 25 percent based on the Company’s performance against the three key metrics described above. The actual performance result for each of the three years during the restriction period will be averaged and compared to the average of the target level set for each performance metric as determined by the Committee. Dividends accrue on the performance-adjusted restricted stock units and convert to additional units at the end of each quarter during the restriction period. In 2006, performance-adjusted restricted stock grants were issued as follows: Alexander — 47,295 units, Marsh — 6,000 units, Grigg — 14,926 units, Leidich — 4,807 units, and Vespoli — 5,023 units.

Discretionary restricted stock units are granted in limited circumstances to high performing and/or high potential employees or to retain critical talent. Dividends accrue on the discretionary restricted stock units and convert to additional units at the end of each quarter during the restriction period. The period of restriction is five years.  In 2006, Mr. Marsh was granted 4,910 discretionary restricted stock units.

The Company’s performance share program provides executives with the opportunity for awards based on the Company’s total shareholder return over a three-year period relative to the Edison Electric Institute’s Index of Investor-Owned Electric Utility Companies. The number of performance shares granted is calculated by multiplying the executive’s March 1 salary by the eligible incentive percent and dividing by the average high and low common stock price during December of the previous year. Performance share grants in 2006 were issued as follows:  Alexander — 31,850 shares, Marsh — 4,848 shares, Grigg — 9,408 shares, Leidich — 4,590 shares, and Vespoli — 4,797 shares.

Performance shares are not actual voting shares; rather they are equivalent units, or “phantom shares,” which track the market performance of the Company’s common stock, but typically payout in cash at the end of the performance cycle. If the Company’s performance is below threshold (defined as the 40th percentile), no award is paid. If the Company’s performance is above the 86th percentile, awards are paid at the maximum of 150 percent of target. Awards are interpolated for performance between these two points. For the three year period ending December 2006, the Company ranked 8th out of 63 companies in the Index which positively impacted the performance share payout. The performance shares for the 2004-2006 period were paid as follows: Alexander — $2,536,266, Marsh — $593,655, Leidich — $514,979, and Vespoli — $565,046. Mr. Grigg did not receive a payout because he was not employed by the Company in January 2004, when the grants were issued. Based on the terms defined in the Executive and Director Incentive Compensation Plan the amount payable in cash in a calendar year to any participant pursuant to any performance share award may not exceed $2,000,000. Mr. Alexander’s award was paid as follows: $2,000,000 in cash and $536,266 in FirstEnergy common stock.

The process for allocating awards is similar for all executives. The target levels are established in February, and performance is measured throughout the cycle. In 2006, performance-adjusted restricted stock unit target award opportunities for the named executive officers ranged from 55 percent of salary to 195 percent of salary for the CEO. In 2006, performance share unit target award opportunities for the named executive officers ranged from 50 percent of salary to 125 percent of salary for the CEO. The mix of the types and the range of the awards are established based on competitive benchmarking and are intended to encourage operational excellence and to increase shareholder value.

The Committee has determined that an equity grant date of March 1 is appropriate for restricted stock units. Performance shares are granted effective January 1. The timing of the grants enables the

Company to consider competitive market data and prior year Company performance in establishing target levels. Any equity grants awarded in proximity to an earnings announcement or other market event are coincidental in nature.

Other Equity Awards

The Company has a restricted stock program, which is utilized solely for recruitment, retention and special recognition purposes. Award sizes, grant dates, and vesting periods vary to allow flexibility. If the Committee recommends an award for the CEO, it must be approved by the independent members of the Board. The CEO may recommend awards for selected officers for approval by the Committee and/or the full Board. The Committee has also authorized the CEO, within established guidelines, to approve equity awards to other employees as appropriate. As such, the CEO may award cash, equity, or any combination of cash or equity to any one individual with a value up to $500,000. The CEO may not issue equity awards in any form to any employee which exceeds an annual aggregate total of $2.5 million.

As a result of superior Company performance, outstanding individual performance since assuming the role of CEO in January 2004, and the Board’s strong desire to retain Mr. Alexander in his current capacity, the Committee recommended and the Board approved a grant to Mr. Alexander of 98,271 shares of restricted stock on February 27, 2006. The shares will vest on April 30, 2013; however, the Board has the ability to accelerate the vesting to April 30, 2011, or thereafter, at their discretion based on appropriate succession planning or other rationale they then believe to be appropriate.

Retirement

The FirstEnergy Supplemental Executive Retirement Plan (later referred to as the SERP) is limited to certain key executives. Mr. Alexander, Mr. Marsh, and Ms. Vespoli are participants in the SERP. The SERP is part of the integrated compensation program intended to attract, motivate, and retain top executives who are in positions to make significant contributions to the operation and profitability of the Company for the benefit of its customers and shareholders. The SERP benefit is equal to the greater of (i) 65 percent of the executive’s highest annual salary, or (ii) 55 percent of the average of the executive’s highest three consecutive years of salary plus annual incentive awards. The SERP benefit is reduced by the executive’s pensions under tax-qualified pension plans of the Company or other employers, any supplemental pension under the Company’s Executive Deferred Compensation Plan, and Social Security benefits. In some cases, an executive’s tax-qualified pension and supplemental pension may exceed the SERP benefit, which eliminates any benefit payments under the SERP. This is not the case for the named executive officers reported in this proxy statement as of December 31, 2006. The SERP also provides for disability and surviving spouse benefits. At the end of 2006, only 14 active employees are eligible participants for a SERP benefit upon retirement and no new participants have been provided eligibility since 2001. Any new participants must be approved by the Committee.

Mr. Grigg and Mr. Leidich do not participate in the SERP. In lieu of the SERP, Mr. Leidich is entitled to a lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced benefit.

Earnings on Deferred Compensation

The Executive Deferred Compensation Plan (later referred to as the EDCP) offers executives the opportunity to accumulate assets on a tax-favored basis and acquire additional Company stock. The EDCP is part of an integrated executive compensation program to attract, retain, and motivate key executives who are in positions to make significant contributions to the operation and profitability of the Company.

Above-market interest earnings on the deferred compensation cash accounts of executives are provided as an incentive for executives to defer base salary and short-term incentive awards. Additionally, a 20 percent Company matching contribution on deferrals from short-term and long-term incentive awards directed to investment in Company stock further ties management investment performance to the success of the Company. The Company has determined that the levels of executive benefits in the aggregate are competitive and aligned with the Company’s philosophy.

Personal Benefits and Perquisites

Executives may be eligible to receive limited perquisites offered by the Company, including financial planning and tax preparation services, country club dues, and personal use of the corporate aircraft. The Company believes that financial planning by experts reduces the time that executives spend on that topic and assists in making the most of the financial rewards received from the Company. Some executives belong to a golf or country club so that they have an appropriate entertainment forum for customers and appropriate interaction with their communities. Pursuant to the direction of the Board, Mr. Alexander is required to use the Company’s corporate aircraft for all personal and business travel. Other executives, including the named executive officers, may from time to time, with CEO approval, use the Company’s corporate aircraft for personal travel. The Company has a written policy that sets forth guidelines regarding the personal use of the corporate aircraft by executive officers and other employees. The Committee believes these perquisites are reasonable, competitive, and consistent with the overall compensation philosophy.

Stock Ownership/Retention Guidelines

The Company believes it is critical that the interests of executives and shareholders be clearly aligned. As such, share ownership requirements, defined as a multiple of salary, are in place for Company executives as follows:

President and CEO — 5 times salary

Executive Vice President and COO — 4 times salary

Senior Vice Presidents and the Equivalent — 3 times salary

Vice Presidents and the Equivalent — 1 - 2 times salary

For 2006, the following were included to determine ownership status:

•       Shares directly or jointly owned in certificate form or in a stock investment plan,

•       Shares owned through the FirstEnergy Savings Plan,

•       Brokerage shares,

•       Shares held in the executive deferred compensation plan, and

•       Shares granted through the Company’s long-term incentive program (LTIP) (restricted stock units and performance shares).

Once guidelines are attained, executives subject to the guidelines may exercise any or all vested stock options; however, they may sell only 50 percent of the shares granted by the Company after January 1, 2005. Additionally, the Company’s Insider Trading Policy prohibits executive officers from hedging their economic exposure to the FirstEnergy stock that they own.

The guidelines are reviewed for competitiveness on an annual basis and were last reviewed at the February 2007 Committee meeting. The CEO and other named executives officers listed have met the share ownership guidelines. As of March 1, 2007, Mr. Alexander owns over 477,000 shares of the Company’s stock, the value of which more than satisfies his requisite stock ownership requirements.

Post Termination Compensation and Benefits

The following table sets forth the payment of post termination compensation and benefits under different scenarios for all named executive officers. Additional information regarding change in control agreements and provisions follows the table.

2006 Post Termination Compensation and Benefits

	Retirement(1)	Severance (Absent a change in control)	Change In Control	Voluntary Termination (pre-retirement eligible)(1)	Death(1)	Disability(1)
Base Salary	Accrued though date of retirement	Accrued through date of severance	Accrued through date of change-in-control termination	Accrued through date of termination	Accrued through date of qualifying event	Accrued through date of qualifying event
Severance Salary	N/A	3 weeks of pay for every one year of service, including the current year, calculated using base salary at the time of severance	2.99 times the sum of base salary plus average incentive award over the past three years(2)	N/A	N/A	N/A
Accrued and Banked Vacation	Paid in a lump sum	Paid in a lump sum	Paid in a lump sum	Paid in a lump sum	Paid in a lump sum	Paid in a lump sum
Health and Wellness Benefits	Retiree/spouse health and wellness provided	Provided for the severance period(3)	Provided for the severance period(3)	Forfeited	Survivor health and wellness provided as eligible	Health and wellness provided as eligible
Short-term Incentive Program Award	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service	Issue a prorated award based on full months of service	Forfeited	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service
Performance Adjusted Restricted Stock Units	Issued a prorated award, and all dividends earned, must have a minimum of 12 months in a cycle	Issued a prorated award, and all dividends earned, must have a minimum of 12 months in a cycle	For 2005 grants issued, 100% of shares and all dividends earned For 2006 grants payout based on share value protection rights	Forfeited	Issued 100% of shares and all dividends earned	Issued 100% of shares and all dividends earned
Discretionary Restricted Stock Units	Issued a prorated award, and all dividends earned, must have a minimum of 36 months in a cycle	Issued a prorated award, and all dividends earned, must have a minimum of 36 months in a cycle	For 2005 grants issued, 100% of shares and all dividends earned For 2006 grants payout based on share value protection rights	Forfeited	Issued 100% of shares and all dividends earned	Issued 100% of shares and all dividends earned
Performance Shares	Issued a prorated award, must have a minimum of 12 months in a cycle	Issued a prorated award, must have a minimum of 12 months in a cycle	For 2004 and 2005 grants, issued prorated award of shares and dividends earned For 2006 grants payout based on change in control value protection rights	Forfeited	Issued a prorated award, must have a minimum of 12 months in a cycle	Issued a prorated award, must have a minimum of 12 months in a cycle
Stock Options(4)	All options vest as scheduled and must be exercised prior to the expiration date	All vested options must be exercised within 90 days or the date of expiration, whichever is earliest. All unvested options are forfeited	All options become immediately exercisable and must be exercised prior to the expiration date	All vested options must be exercised within 90 days or the date of expiration, whichever is earliest. All unvested options are forfeited	All options become immediately exercisable and must be exercised within one year of date of death	All options become immediately exercisable and must be exercised prior to the expiration date

Restricted Stock	Forfeited	Forfeited(5)	Issued 100% of shares and all dividends earned	Forfeited	Issued 100% of shares and all dividends earned	Issued 100% of shares and all dividends earned
Qualified Retirement Plan	Payable in a monthly benefit at earliest retirement age	Payable in a monthly benefit at earliest retirement age	Payable in a monthly benefit at earliest retirement age	Payable in a monthly benefit at earliest retirement age	Payable to survivor in a monthly benefit	Payable in a monthly benefit at earliest retirement age
Nonqualified Retirement Plan	Payable in a monthly benefit at earliest retirement age	Payable in a monthly benefit at earliest retirement age	Payable in a monthly benefit at earliest retirement age	Payable in a monthly benefit at earliest retirement age	Payable to survivor in a monthly benefit	Payable in a monthly benefit at earliest retirement age
SERP(6)	Payable in a monthly benefit at earliest retirement age	Payable in a monthly benefit at earliest retirement age	Payable in a monthly benefit at earliest retirement age	Forfeited if voluntarily terminated prior to retirement age	Payable to survivor in a monthly benefit	Payable in a monthly benefit at earliest retirement age
Vested Executive Deferred Compensation	Payable as elected	Payable as elected	Payable as elected	Payable as elected	Payable to survivor as elected	Payable as elected
Non-vested Executive Deferred Compensation	Payable as elected (7)	Payable as elected	Payable as elected	Forfeited	Payable to survivor as elected	Payable as elected
Additional Age and Service for Pension, EDCP and Benefits	N/A	N/A	Three years	N/A	N/A	N/A
Reimburse IRC Section 280G	No	No	Yes	No	No	No

(1)                Benefits provided in these scenarios also provided to all Company employees, if applicable.

(2)                Benefit shown would be provided to Mr. Alexander, Mr. Marsh, and Ms. Vespoli. Mr Grigg would be provided a cash payment of 2.99 times the sum of the base salary plus the target amount of the annual incentive award.

(3)                Active employee health and wellness benefits are provided to the named executive officers for the severance period, which is equal to three weeks for every year of service, including the current year (52 week minimum). At the end of the severance period, retiree health and wellness benefits are provided, if retirement eligible.

(4)                The Company has not granted any stock options under the annual long-term incentive program since 2004 when the use of restricted stock units replaced stock options.

(5)                Mr. Grigg’s restricted stock shares will fully vest upon severance.

(6)                The SERP benefit is limited to certain key executives. Alexander, Marsh, and Vespoli are eligible for a SERP benefit.

(7)                If an executive voluntarily leaves the Company prior to age 60 (early retirement), any non-vested premium is forfeited.

Change In Control

Change in Control Special Severance agreements are intended to ensure that certain executives are free from personal distractions in the context of a potential change in control, when the Board needs the objective assessment and advice of these executives to determine whether an offer is in the best interests of the Company and its shareholders. The Company has in place separate severance agreements with Anthony J. Alexander, Richard H. Marsh, Richard R. Grigg, and Leila L. Vespoli. In each case, the agreements provide for the payment of severance benefits if the individual’s employment with the Company or its subsidiaries is terminated under specified circumstances within three years after a change in control of the Company. Circumstances defining a change in control are explained in the Potential Post-Employment Payments section later in this proxy statement. Additionally, Mr. Alexander is eligible for the specified severance benefits if he resigns, for any reason, during a 90-day window period commencing 18 months following a change in control.

The Company executed agreements consistent with competitive practice with Mr. Marsh and Ms. Vespoli on December 31, 2003, with Mr. Alexander on March 5, 2004, and with Mr. Grigg on March 7, 2005. The agreements have initial three-year terms. The agreements are reviewed annually by the Board at a regular meeting held between October 1 and December 31 of each year. The Board decides in this meeting whether or not to extend the terms of the agreement for an additional year. In the 2006 review, all of the agreements were extended for an additional year.

The severance benefits provided reflect the fact that it may be difficult for employees to find comparable employment within a short period of time. In September 2006, as is the annual practice, the compensation consultant reviewed the current change in control agreements in light of competitive practice and market trends. Their findings indicate the Company’s agreements are consistent with competitive practice including the definition of change in control, eligibility for change in control agreements, levels of cash severance provided, and the types of benefits covered. Under each of the above severance agreements, the executives would be prohibited for two years from working for or with competing entities after receiving severance benefits pursuant to the change in control agreement. Additional details are provided in the 2006 Post Termination Compensation and Benefits table provided earlier. A detailed representation of the termination benefits provided under a change in control scenario as of December 31, 2006, is provided in the Potential Post-Employment Payments tables later in this proxy statement.

Employment Agreements

Mr. Grigg has an employment agreement in effect with the Company setting forth the general terms and conditions of Mr. Grigg’s employment as Chief Operating Officer (COO) dated July 20, 2004. The effective date is August 20, 2004. The original expiration date was August 20, 2007. In reviewing the agreement and Mr. Grigg’s contributions, the Board determined that the Company would benefit from Mr. Grigg remaining in the COO position for an additional period of time. As such, in January 2007, the agreement was amended and extended until March 31, 2008.

Impact of Regulatory Requirements on Compensation

The Committee is responsible for addressing pay issues associated with Code Section 162(m) of the Internal Revenue Code. Code Section 162(m) limits to $1 million the Company’s tax deduction for certain compensation paid to the Company’s most highly compensated executive officers. The Company, through the Committee, intends to attempt to qualify executive compensation as tax deductible to the extent feasible and where it believes it is in the best interests of the Company and its shareholders. It does not intend to permit this tax provision to distort the effective development and execution of the Company’s compensation program. Thus, the Committee is permitted to and will continue to exercise discretion in those instances where satisfaction of tax law requirements could compromise the interests of the Company’s shareholders. In addition, because of the uncertainties associated with the application and interpretation of Code Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Code Section 162(m) will in fact be deductible.

The Company’s compensation vehicles are primarily performance based awards that are not subject to the $1 million deduction limitation. However, base salary in excess of $1 million is subject to the deduction limitation. The short-term incentive program and the performance share component of the long-term incentive program qualify as performance based compensation and are not subject to the $1 million deduction limit. A portion of the restricted stock unit component also qualifies as performance based compensation. Therefore, base salary in excess of $1 million and a portion of the restricted stock units are subject to the $1 million deduction limit. For 2006 Mr. Alexander’s base salary was $1,216,923. After accounting for deferred base salary there was no lost deductibility under Code Section 162(m). No restricted stock units vested in 2006 and, therefore, no lost deductibility under Code Section 162(m).

Conclusion

The foundation of the Company’s compensation philosophy is the concept of pay-for-performance. The Company provides a competitive total compensation program designed to attract, retain, and reward employees whose performances drive Company success. As a result, the executive compensation programs are designed to reward and retain executives who are responsible for leading the organization in achieving the Company’s business objectives in the highly complex utility industry.

In evaluating each element of compensation (individually and in the aggregate), the Company has deemed total compensation provided to its executives reasonable, competitive, and not excessive. Each element of direct compensation is linked to a performance measure that impacts either financial or operational performance. These performance measures drive profitability, safety, and productivity which have a positive impact on the Company as well as providing for an increased return on investment for shareholders.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compen– sation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compen– sation(5) ($)	Total ($)
Anthony J. Alexander	2006	$1,216,923	$0	$5,420,735	$581,763	$2,000,000	$3,468,246	$65,659	$12,753,326
President and Chief Executive Officer
Richard H. Marsh	2006	$461,865	$0	$842,871	$123,805	$514,003	$491,772	$25,139	$2,459,455
Senior Vice President and Chief Financial Officer
Richard R. Grigg	2006	$749,154	$0	$1,209,784	$84,560	$874,086	$200,143	$73,986	$3,191,713
Executive Vice President and Chief Operating Officer
Gary R. Leidich(6)	2006	$438,673	$0	$1,208,227	$104,164	$336,176	$780,646	$20,918	$2,888,804
Senior Vice President, Operations
Leila L. Vespoli	2006	$457,769	$0	$1,052,221	$76,245	$435,414	$298,716	$21,437	$2,341,802
Senior Vice President and General Counsel

(1)             Amounts shown in the Stock Awards column include amounts from awards granted in and prior to 2006 before forfeitures and reflect the dollar amount of compensation cost recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with the Statement of Financial Accounting Standards No. 123R (later referred to as Statement 123R) of awards pursuant to the Executive and Director Incentive Compensation Plan. Compensation costs under Statement 123R are recognized for financial reporting purposes over the period in which the employee is required to provide service in exchange for the award (typically the vesting period). Assumptions used in the calculation of these amounts are included in footnote 4 to the Company’s audited financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2007.

For restricted common stock, the amounts recognized in 2006 are as follows: Alexander: $818,932; Marsh: $1,515; Grigg: $169,970; Leidich: $412,995; and Vespoli: $314,305. These amounts represent awards granted in and prior to 2006. These awards are not payable to the executive until the vesting date or other qualifying event shown in the 2006 Post Termination Compensation and Benefits table described earlier in this proxy statement. Mr. Alexander’s grant issued in 2006 is described in the Other Equity Awards section of the CD&A.

For restricted stock units, the amounts recognized in 2006 are as follows: Alexander: $1,375,748; Marsh: $203,106; Grigg: $459,945; Leidich: $148,156; and Vespoli: $154,147. These amounts represent awards granted in 2005 and 2006. These awards are not payable to the executive until the vesting date or other qualifying event shown in the 2006 Post Termination Compensation and Benefits table. The actual 2006 grants are described in the Long-Term Incentive Program section of the CD&A.

For performance shares, the amounts recognized in 2006 are as follows: Alexander: $3,226,055; Marsh: $591,337; Grigg: $579,869; Leidich: $540,056; and Vespoli: $576,107. These amounts represent awards granted in 2004, 2005, and 2006. These awards are not payable to the executive until the conclusion of the performance cycle or other qualifying event shown in the 2006 Post Termination Compensation and Benefits table. The actual 2006 grants are described in the Long-Term Incentive Program section of the CD&A.

For matching contributions to the EDCP, the amounts recognized in 2006 are as follows: Marsh: $46,913; Leidich: $107,020; and Vespoli: $7,662. These amounts represent the compensation cost associated with matching contributions made from 2003 to 2006.

(2)             The Company has not issued stock option awards since 2004. Amounts shown in the Option Awards column include amounts from awards granted in and prior to 2004 and reflect the dollar amount of compensation cost recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with Statement 123R of awards pursuant to the long-term incentive program. Compensation costs under Statement 123R are recognized for financial reporting purposes over the period in which the employee is required to provide service in exchange for the award (typically the vesting period). Assumptions used in the calculation of this amount are included in footnote 4 to the Company’s audited financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2007.

(3)             The Non-Equity Incentive Plan Compensation column is comprised of the annual short-term incentive program award earned in 2006.

(4)             The Change in Pension Value and Nonqualified Deferred Compensation Earnings column reflects the aggregate increase in actuarial value to the executive officer of all defined benefit and actuarial plans (including supplemental plans) accrued during the year and above-market earnings on nonqualified deferred compensation. The change in values for the pension plans are as follows: Alexander: $3,428,532; Marsh: $436,877; Grigg: $200,143; Leidich: $760,213; and Vespoli: $268,158. The compensation changes related to Mr. Alexander’s promotion in 2004 from COO to CEO significantly increased his pension benefits which affected the change in present value shown above. Mr. Leidich’s increase includes the increase in the lump sum benefit described in footnote (3) to the Pension Benefits table. The above-market earnings on compensation that are deferred on a basis that is not tax-qualified are also included in this column. The formula used to determine the above market earnings equals (2006 total interest x {difference in the 1999 Applicable Federal Rate for long-term rates (AFR) and the plan rate}) divided by the plan rate. The above market earnings on nonqualified deferred compensation for the named executive officers are: Alexander: $39,714; Marsh: $54,895; Grigg: $0; Leidich: $20,433; and Vespoli: $30,558.

(5)             The All Other Compensation column includes compensation not required to be included in any other column. This includes matching Company common stock contributions under the tax-qualified Savings Plan: Alexander: $11,220; Marsh: $8,969; Grigg: $7,259; Leidich: $11,220; and Vespoli: $11,220.

In addition, certain executives are eligible to receive limited perquisites offered by the Company. In 2006, the named executives were provided: (1) financial planning and tax preparation services for Mr. Alexander, Mr. Marsh, Mr. Leidich, and Ms. Vespoli; (2) country club dues for Mr. Alexander, Mr. Marsh, Mr. Grigg, and Ms. Vespoli; (3) entertainment expenses during the Board of Directors meeting for Mr. Alexander, Mr. Grigg, and Mr. Leidich; (4) the dollar value of the Executive Supplemental Life Insurance for Mr. Alexander, Mr. Marsh, and Ms. Vespoli; (5) holiday gifts for Mr. Alexander, Mr. Marsh, Mr. Grigg, and Ms. Vespoli; and (6) personal use of the corporate aircraft for Mr. Alexander and Mr. Grigg. Of the total All Other Compensation amounts for Mr. Grigg, $63,520 was for use of the corporate aircraft. The Board requires Mr. Alexander to use corporate aircraft for all travel for security reasons. The value of the use of corporate aircraft is calculated based on the aggregate variable operating costs to the Company, including fuel costs, trip-related maintenance, universal weather-monitoring costs, on-board catering, landing/ramp fees, and other miscellaneous variable costs. Fixed costs which do not change based on usage, such as pilots' salaries, the amortized costs of the Company aircraft, and the cost of maintenance not related to trips are excluded. Amounts for personal use of Company aircraft are included in the table. Executive officers’ spouses and immediate family members may accompany executives on Company aircraft using unoccupied space on flights that were already scheduled, and the Company incurs no aggregate incremental cost in connection with such use. The amounts reported utilize a different valuation methodology than used for income tax purposes, where the cost of the personal use of corporate aircraft has been calculated using the Standard Industrial Fare Level (SIFL) tables found in the tax regulations. All other perquisites are valued at the invoice cost charged to the Company.

(6)             Effective March 1, 2007, Mr. Leidich, formerly President and Chief Nuclear Officer, was promoted to Senior Vice President, Operations.

GRANTS OF PLAN-BASED AWARDS

As of December 31, 2006

Name	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(1) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Anthony J. Alexander	2/27/2006(3)	$—	(8)	$—	$—				100,645	—	—	$5,130,867
	3/1/2006(4)	$—		$—	$—	36,328	48,437	60,547		—	—	$3,083,053
	4/1/2006(5)	$—		$—	$—	—	31,850	47,775		—	—	$2,336,198
Richard H. Marsh	3/1/2006(4)	$—		$—	$—	4,608	6,144	7,680		—	—	$391,066
	3/1/2006(6)	$—		$—	$—				5,028	—	—	$256,026
	3/1/2006(7)	$—		$—	$—				605	—	—	$29,951
	4/1/2006(5)	$—		$—	$—	—	4,848	7,273		—	—	$355,650
Richard R. Grigg	3/1/2006(4)	$—		$—	$—	11,465	15,286	19,108		—	—	$972,979
	4/1/2006(5)	$—		$—	$—	—	9,408	14,112		—	—	$690,077
Gary R. Leidich	3/1/2006(4)	$—		$—	$—	3,693	4,923	6,154		—	—	$313,362
	3/1/2006(7)	$—		$—	$—				1,487	—	—	$73,580
	4/1/2006(5)	$—		$—	$—	—	4,742	7,114		—	—	$347,875
Leila L. Vespoli	3/1/2006(4)	$—		$—	$—	3,858	5,144	6,430		—	—	$327,416
	4/1/2006(5)	$—		$—	$—	—	4,797	7,196		—	—	$351,884

(1)             Includes dividend equivalent units earned on the grants of performance-adjusted and discretionary restricted stock units and on the 20 percent matching contribution deferred into the deferred stock account from March 1 through December 31, 2006. Also includes all dividends earned on the restricted stock grant for the same time period.

(2)             Fair market value calculation for each type of grant is explained in the Grants of Plan-Based Awards section under the subheading for the appropriate type of grant. In cases where equity grants had performance factors, the highest number of shares that could be received was used in the calculation.

(3)             Restricted stock grant. Refer to the Long-Term Incentive Program section of the CD&A and the Grants of Plan-Based Awards section for detailed information on this grant.

(4)             Performance-adjusted restricted stock unit grant. Refer to the Long-Term Incentive Program section of the CD&A and the Grants of Plan-Based Awards section for detailed information on this grant.

(5)             Performance share grant. Refer to the Long-Term Incentive Program section of the CD&A and the Grants of Plan-Based Awards section for detailed information on this grant.

(6)             Discretionary restricted stock unit grant. Refer to the Long-Term Incentive Program section of the CD&A and the Grants of Plan-Based Awards section for more detailed information on this grant.

(7)             Share matching contribution applied to funds deferred into the deferred stock account of the EDCP. Refer to the Long-Term Incentive Program section of the CD&A, the EDCP section of the Grants of Plan-Based Awards section, and the Nonqualified Deferred Compensation section of the tables for more information on this matching contribution.

(8)             All dashes (“—”) indicate that they do not apply to the Company for 2006 grants.

Grants of Plan-Based Awards

Executives are responsible for paying all tax obligations regarding any grant(s) received. Grants are not grossed-up by the Company to cover tax obligations. Taxes are paid in cash for performance shares but may be paid in cash or by withholding shares for restricted stock units or EDCP share payouts. Starting with the March 1, 2007, performance-adjusted and discretionary restricted stock unit grants, the Company will require payment of taxes by selling shares on the open market. No consideration, other than services rendered, is paid by an executive when receiving a grant.

A share value protection right was added to all grants given in 2006 in the event of termination of employment due to a change in control. Under this share value protection right, an executive is only entitled to a cash payment if the fair market value (which is defined for these purposes as the average high and low stock price) of a share of stock on the date of grant or the fair market value of a share of stock on the date of the change in control is greater than the fair market value of a share of stock on the date of termination of employment. The cash payment is determined by subtracting the fair market value of a share of stock on the date of termination of employment from the greater of: (a) the fair market value of a share of stock on the date of grant, or (b) the fair market value of a share of stock on the date of the change in control. The difference is multiplied by the number of shares granted and paid within ten days of the termination of employment.

Performance Share Grants

Performance share grants are awarded under the terms of the FirstEnergy Executive and Director Incentive Compensation Plan (later referred to in this section as the Plan). The Compensation Committee has the discretion to pay the grant in cash or stock, though the typical payment form historically has been in cash. Under Statement 123R, performance shares are treated as a liability which is valued based on the closing price of the Company common stock on the date of grant. The closing price or fair market value for the April 1, 2006, performance share grant is $48.90. Though the liability for awards is initially valued at fair market value on the date of grant, for purposes of financial statement recognition, they are re-valued at each financial statement reporting date, through the date the award is settled. This re-measurement date reflects the normal market fluctuation of Company common stock.

During the three year cycle, performance shares earn dividend equivalent units, applied quarterly, at the same rate paid to shareholders. If the performance factors are reached, as discussed in the Long-Term Incentive Program section of the CD&A, the grant then will be paid in cash to executives on March 1, 2009. Payout of performance shares upon termination from the Company is discussed in the Post Termination Compensation and Benefits section of the CD&A. Starting in 2007, an executive who terminates at least one year from the date of grant due to retirement, involuntary severance where they qualify for the Company severance program, or if they are no longer eligible for the EDCP, will receive a prorated number of shares based on time served; however, the share payout will not occur until the date the grant was originally scheduled to vest. At the time of payout, the prorated shares will be adjusted upward or downward based on the performance factors achieved for that three year cycle.

Performance-Adjusted and Discretionary Restricted Stock Unit Grants

The Compensation Committee approves grants of performance-adjusted restricted stock units under the Plan to all eligible executives as it deems appropriate. A restricted stock unit is equivalent to one share of Company common stock.   There are no voting rights.

Pursuant to Statement 123R, performance-adjusted and discretionary restricted stock units are treated as a fixed cost for accounting purposes and are valued based on the average high and low price of the Company’s common stock on the date of grant times the number of restricted stock units granted. The fair market value share price for restricted stock unit grants awarded on March 1, 2006, is $50.92. The compensation cost associated with restricted stock units remains constant through the date the award is settled. No adjustments are required for market fluctuation of Company common stock.

A discretionary restricted stock unit grant is similar to the performance-adjusted restricted stock unit, except it does not have a performance factor and vests five years from date of grant. The number of shares granted is determined by dividing the dollar value of the award by the average high and low FirstEnergy Corp. common stock price as of the date of grant.

Payment of restricted stock units upon termination from the Company are discussed in the Post Termination Compensation and Benefits section of the CD&A. Once restrictions lapse, if applicable, the performance factor multiplier is applied to the original grant and all dividends earned. The appropriate number of shares are purchased in the name of the executive. Under the terms of the grant, executives subject to share ownership guidelines are restricted from selling, transferring, pledging, or assigning more than 50  percent of the remaining shares until such time as their employment terminates. Additionally, executives are not permitted to sell, transfer, pledge, or assign any shares if, by doing so, they will fall below their share ownership guidelines.

Starting in 2007, an executive, who terminates at least one year from the date of grant for performance-adjusted restricted stock units or three years from the date of grant for discretionary restricted stock unit grants, is eligible for a prorated payout. However, if the executive terminates due to retirement, involuntary severance where they qualify for the Company severance program, or if they are no longer eligible for the EDCP, the share payout will not occur until the date the grant was originally scheduled to vest. At the time of payout, for performance-adjusted restricted stock units, the prorated shares will be adjusted upward or downward based on the performance factors achieved for that three year period.

Restricted Stock Grants

A restricted stock grant differs from a restricted stock unit grant in that the appropriate number of shares are purchased on the open market, as soon as practicable, after the date the signed restricted stock grant agreement is received. Restricted stock grants are awarded under the terms and conditions of the Plan. Though the Committee has the authority to modify all or select stock grants, the Compensation Committee has not taken such action since 2002.

The vesting terms and conditions of restricted stock grants vary. Executives receiving restricted stock have full voting rights. During the vesting period, dividends are earned and applied quarterly, at the same rate as shareholders. Cash dividends are converted automatically into shares and are subject to the same restrictions as the original grant. Under the Statement 123R provisions, the grant date fair market value for restricted stock is the purchase price plus commission paid for the restricted stock times the number of shares granted. The purpose and methods of granting restricted stock, in general, and detailed information regarding Mr. Alexander’s grant are explained further in the Other Equity Awards section of the CD&A and are reflected in the Summary Compensation Table. Based on the Stock Ownership/Retention Guidelines section of the CD&A, once restrictions lapse on Mr. Alexander’s restricted stock grant, he is restricted further from selling more than 50  percent of all remaining shares, after taxes are paid, until his employment terminates.

The Executive Deferred Compensation Plan

The FirstEnergy EDCP is a nonqualified defined contribution plan which provides for the voluntary deferral of compensation. Participants may defer up to 50 percent of base salary, up to 100 percent of short-term incentive compensation, and up to 100 percent of cash long-term incentive compensation. Participation in the EDCP is limited to management employees of the Company. Details of this program are further explained under the subheading “Nonqualifed Deferred Compensation” found after the Nonqualified Deferred Compensation Table later in this proxy statement.

Dollar values listed in the Option Exercises and Stock Vested table are calculated by adding the shares originally deferred in 2006 and any dividends earned through December 31, 2006, and multiplying that number by the average closing price for the month of February, 2006 ($49.47).

Dividend equivalent units are earned on the 20 percent matching contribution and the deferred stock amount based on the same dividend rate paid to shareholders. The number of shares associated with the 20 percent matching contribution is calculated by dividing the calculated 20 percent dollar matching contribution by the average closing price for the month of February 2006 ($49.47). The 20 percent matching contribution shares received by our named executive officers, and all dividends earned through December 31, 2006, are reported on the Grants of Plan-Based Awards table under the All Other Stock Awards: Number of Shares of Stock or Units column. In accordance with Statement 123R, the shares in the EDCP are recorded as a liability. The fair market value is determined by multiplying the 20 percent matching contribution and all dividends earned up to December 31, 2006, by the average closing price for the month of February 2006 ($49.47).

A matching contribution is not applied to shares further deferred into the retirement stock account. Stock paid out on March 1, 2006, or further deferred into the retirement stock account in 2006 is valued at $51.00, the closing price on March 1, 2006. No named executive officer elected to receive a payout of their EDCP deferred stock account in 2006.

OUTSTANDING EQUITY AWARDS
AT FISCAL YEAR-END

AS OF DECEMBER 31, 2006

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) UnExercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)(3) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Anthony J. Alexander	90,000	—	N/A	$34.45	4/1/2012	100,645	$6,073,908	50,825	(4)	$3,067,289
	80,450	—	N/A	$29.71	3/1/2013			48,437	(4)	$2,923,173
	192,825	64,275	N/A	$38.76	3/1/2014			42,026	(5)	$2,536,266
								57,928	(6)	$3,495,973
								49,356	(7)	$2,978,664
Richard H. Marsh	17,500	—	N/A	$34.45	4/1/2012	5,028	$303,440	5,438	(4)	$328,183
	23,750	—	N/A	$29.71	3/1/2013			6,144	(4)	$370,790
	38,475	12,825	N/A	$38.76	3/1/2014			9,837	(5)	$593,655
								8,676	(6)	$523,626
								7,513	(7)	$453,432
								568	(9)	$34,288
								605	(10)	$36,538
Richard R. Grigg	27,379	27,380	N/A	$39.46	8/20/2014	13,702	$826,916	17,913	(4)	$1,081,050
								15,286	(4)	$922,510
								17,149	(6)	$1,034,931
								14,579	(7)	$879,851
Gary R. Leidich	—	11,125	N/A	$38.76	3/1/2014	53,033	$3,200,557	5,771	(4)	$348,280
								4,923	(4)	$297,103
								8,533	(5)	$514,979
								8,370	(6)	$505,145
								7,114	(7)	$429,313
								1,346	(9)	$81,207
								1,487	(10)	$89,763
Leila L. Vespoli	40,000	—	N/A	$29.50	5/16/2011	53,033	$3,200,557	5,982	(4)	$361,014
	35,000	—	N/A	$34.45	4/1/2012			5,144	(4)	$310,440
	45,000	—	N/A	$29.71	3/1/2013			9,363	(5)	$565,046
	36,600	12,200	N/A	$38.76	3/1/2014			8,676	(6)	$523,626
								7,433	(7)	$448,609
								535	(8)	$32,281

(1)        Options with an exercise price of $38.76 vest on March 1, 2008.

(2)        Total shares of stock by grant are determined by adding together the number of shares originally granted and any dividends or dividend equivalent units that have been earned through December 31, 2006.

(3)        Vesting dates for restricted stock or discretionary restricted stock units are as follows: Alexander (April 29, 2013); Marsh (March 1, 2011); Grigg (August 20, 2007); Leidich (March 1, 2010); and Vespoli (50 percent on March 1, 2010 and 50 percent on March 1, 2015). The market value of the shares was determined by multiplying the number of shares by the Company closing price on December 31, 2006 ($60.35).

(4)        Performance-adjusted restricted stock unit grants were given on March 1, 2005, and March 1, 2006, respectively. The first grant will pay out on March 1, 2008, based on achievement of performance factors for the period 2005-2007. As this is a new type of grant and the achievement of the performance factors is currently unknown, the Company is projecting that the grants will pay out at target.

(5)        A three-year performance share grant was awarded in 2004 (2004-2006) and vested on December 31, 2006. The performance measures for this grant were achieved and paid out at the maximum level (150 percent) on March 1, 2007.

(6)        A three-year performance share grant was awarded in 2005 (2005-2007) and is scheduled to pay out in 2008. As the performance information is not available, per the SEC guidelines and based on the payout level for the 2004 grant, the Company is estimating that this grant will pay out in cash at 150 percent. The grant is fully earned on December 31, 2007.

(7)        A three-year performance share grant was awarded in 2006 (2006-2008) and is scheduled to pay out in 2009. As the performance information is not available, per the SEC guidelines and based on the payout level for the 2004 grant, the Company is estimating that this grant will pay out in cash at 150 percent. The grant is fully earned on December 31, 2008.

(8)        Certain executives elected to defer all or a portion of their 2004 LTIP or STIP compensation into a deferred stock account per the EDCP.  A 20 percent matching contribution is added to all compensation deferred into stock and vests three years from date of deferral.  The matching contribution became fully vested on March 1, 2007.

(9)        Certain executives elected to defer all or a portion of their 2005 LTIP or STIP compensation into a deferred stock account per the EDCP.  A 20 percent matching contribution is added to all compensation deferred into stock and vests three years from date of deferral.  The matching contribution becomes fully vested on March 1, 2008.

(10)      Certain executives elected to defer all or a portion of their 2006 LTIP or STIP compensation into a deferred stock account per the EDCP.  A 20 percent matching contribution is added to all compensation deferred into stock and vests three years from date of deferral.  The matching contribution becomes fully vested on March 1, 2009.

OPTION EXERCISES AND STOCK VESTED
As of December 31, 2006

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (1)(#)		Value Realized on Vesting ($)
Anthony J. Alexander		$0	8,743	(3)	$434,090
		$0	28,017	(4)	$1,690,844
Richard H. Marsh(2)	20,625	$359,063	1,167	(3)	$57,942
		$0	6,558	(4)	$395,770
		$0	3,027	(5)	$149,756
Richard R. Grigg		$0			$0
Gary R. Leidich(2)	21,250	$397,373	5,689	(4)	$343,319
		$0	7,437	(5)	$367,900
Leila L. Vespoli		$0	3,500	(3)	$173,775
		$0	6,242	(4)	$376,697
		$0	531	(6)	$27,279

(1)             The number includes dividends earned through December 31, 2006, regardless of the vesting date in 2006.

(2)             In accordance with established 10b5-1 Plans effective April 1, 2004, for Mr. Marsh and June 21, 2005, for Mr. Leidich, Mr. Marsh exercised options on April 3, 2006, and Mr. Leidich on March 1, 2006, and July 19, 2006.

(3)             Restricted stock grants vested on February 20, 2006.  The value realized is before taxes.

(4)             2004-2006 Performance shares vested on December 31, 2006, and paid out in cash on February 23, 2007. The dollar amount reflects the fair market value on the date of vesting, which was $60.35 per share. In accordance with the performance share award, the dollar amount then was adjusted upward by 50 percent as a result of reaching the maximum performance factor. In total, including the performance factor: Mr. Alexander received $2,536,266 of which $1,000,000 was deferred into stock under the EDCP and $536,266 was converted into shares and will be paid out on March 21, 2007; Mr. Marsh received $593,655, of which $558,036 was deferred into stock; Mr. Leidich received $514,978 of which $484,079 was deferred into stock; and Ms. Vespoli received $565,045 of which $282,522 was deferred into stock.

(5)             Certain executives elected to defer part of their short-term or long-term incentive awards into stock in accordance with the EDCP. Refer to the EDCP narrative for more information on this program. The dollars deferred are converted into shares based on the closing stock price on March 1, 2006 ($49.47), the date of deferral, and are considered fully vested. The number reported does not include the 20 percent matching contribution applied to the deferral, as these shares will not vest for three years.

(6)             On March 1, 2006, the 20 percent matching contribution that was applied to funds Ms. Vespoli deferred into stock in 2004 vested. Per the EDCP, the original deferral, 20 percent matching contribution, and all dividends earned either pays out in shares three years from the date of deferral, or can be further deferred into a retirement account, based on elections made by the executive prior to January 1, 2005. Ms. Vespoli elected to have the shares further deferred into the retirement stock account. For purposes of this table the fair market value of the 20 percent matching contribution and all dividends earned during the three year vesting period are valued based on the closing stock price on March 1, 2006 ($51.00).

POST-EMPLOYMENT COMPENSATION

PENSION BENEFITS

As of December 31, 2006

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
Anthony J. Alexander	Qualified Plan	34	$1,000,083	$0
	Nonqualified (Supplemental) Plan		$7,711,302	$0
	Supplemental Executive Retirement Plan		$1,072,089	$0
	Total		$9,783,474
Richard H. Marsh	Qualified Plan	26	$835,249	$0
	Nonqualified (Supplemental) Plan		$1,599,588	$0
	Supplemental Executive Retirement Plan		$380,082	$0
	Total		$2,814,919
Richard R. Grigg	Qualified Plan	2	$93,003	$0
	Nonqualified (Supplemental) Plan		$252,119	$0
	Supplemental Executive Retirement Plan		$0	$0
	Total		$345,122
Gary R. Leidich(2)	Qualified Plan	28	$940,687	$0
	Nonqualified (Supplemental) Plan		$1,604,386	$0
	Supplemental Executive Retirement Plan(3)		$0	$0
	Total		$2,545,073
Leila L. Vespoli	Qualified Plan	22	$471,167	$0
	Nonqualified (Supplemental) Plan		$866,752	$0
	Supplemental Executive Retirement Plan		$346,132	$0
	Total		$1,684,051

(1)             The Present Value of Accumulated Benefit is determined as of December 29, 2006, using the following assumptions: discount rate of 6 percent, the RP-2000 Combined Healthy Life Mortality Table, and retirement at the earliest unreduced retirement ages as defined later.  The calculations for all pension benefits are based on current base and incentive compensation and do not consider salary increases.

(2)             Mr. Leidich’s employment with Centerior Energy Corporation entitles him to receive a portion of his qualified pension benefit in a lump sum or annuity. This lump sum is unreduced at age 62, and the annuity is unreduced at age 60. The amount shown is the present value of the benefit payable as an annuity at age 60, which is the greater of the two potential benefit amounts.

(3)             In lieu of the SERP, Mr. Leidich is entitled to an additional lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced amount.

Pension Benefits

Qualified and Nonqualified Plans

The Company offers a Qualified and Nonqualified (Supplemental) Plan to all of the named executive officers. The Company pays the entire costs of these plans. Payments from the Qualified Plan are maximized considering base salary earnings and the applicable federal and plan limits. The Supplemental Plan is designed to provide a comparable benefit to the executive without restrictions of federal and plan limits and as a method to provide a competitive retirement benefit. The pension benefit from the Qualified and Nonqualified Plans provided to the named executive officers is the greater benefit determined using the following two formulas:

1.                Career Earnings Benefit Formula: A fixed (2.125 percent) factor is applied to the executive’s total career earnings to determine the accrued (age 65) career earnings benefit. Career earnings generally include base salary, overtime pay, shift premiums, annual incentive awards, and other similar compensation.

2.                Adjusted Highest Average Monthly Base Earnings Benefit Formula: The benefit is equal to the sum of A and B where A is the highest average monthly base earnings (later referred to as HAMBE) times the sum of:

•   1.58 percent times the first 20 years of benefit service;

•   1.18 percent times the next 10 years of benefit service;

•   78 percent times the next 5 years of benefit service; and

•   1.10 percent times each year of benefit service in excess of 35 years.

and B is an amount equal to 0.32 percent times number of years of service (up to 35 years) times the greater of the difference between the highest average monthly base earnings and the lesser of 150 percent of covered compensation or the Social Security Wage Base, and zero (0).

The HAMBE for the Qualified Plan are the highest forty-eight (48) consecutive months of base earnings the executive had in the one hundred and twenty (120) months before retirement or other separation of employment. Base earnings are the employee’s straight time rate of pay without overtime, deferred compensation, incentive compensation, other awards, or accrued unused vacation paid at termination. The HAMBE for the Nonqualified Plan are the same as the Qualified Plan described above except that incentive and deferred compensation are included. Covered compensation is the average (without indexing) Social Security Taxable Wage Base in effect for each calendar year during the 35-year period that ends when the executive reaches the Social Security normal retirement age.

According to the FirstEnergy Corp. Pension Plan, normal retirement is at age 65, and the earliest retirement is at age 55 if the employee has at least ten years of credited service. Mr. Alexander, Mr. Marsh, and Mr. Leidich currently are eligible for a reduced pension benefit based on the Early Retirement Reduction Table below. Ms. Vespoli does not meet the age requirement, and Mr. Grigg does not meet the service requirement for early retirement. The earliest retirement age without reduction for the Qualified and Supplemental Plans is age 60 for Mr. Alexander, Mr. Marsh, Mr. Leidich, and Ms. Vespoli and age 65 for Mr. Grigg based on the terms of his employment agreement.

Mr. Alexander, Mr. Marsh, Mr. Grigg, and Ms. Vespoli also have Special Severance Agreements for change in control which would credit them with three additional years of age and service for the purposes of the nonqualified benefit calculations.

Early Retirement Reduction Table

If payment begins at age...	The benefit is multiplied by...
60 and up	100%
59	88%
58	84%
57	80%
56	75%
55	70%

The accrued benefits vest upon the completion of five (5) years of service. The benefits generally are payable in the case of a married executive in the form of a qualified spouse 50 percent joint and survivor annuity or in the case of an unmarried executive in the form of a single life annuity. There is also an option to receive the benefit as a joint and survivor annuity with or without a pop-up provision, period certain annuity, or as in the case of Mr. Leidich a lump sum based on his employment with Centerior Energy as discussed in footnote (2) to the Pension Benefits table. A pop-up provision in an annuity provides a reduced monthly benefit, payable to the executive until death. Upon death, the executive’s named beneficiary will receive 25 percent, 50 percent, 75 percent, or 100 percent of the executive’s benefit based on the executive and the beneficiary’s age and the percentage to be continued after the executive’s death. However, if the beneficiary predeceases the executive, the monthly payment “pops-up” to the payment which would have been payable as a single life annuity.

Supplemental Executive Retirement Plan

In addition to the Qualified and Nonqualified Plans, Mr. Alexander, Mr. Marsh, and Ms. Vespoli are also eligible to receive an additional nonqualified benefit from the SERP.

An executive participating in the SERP shall be eligible to receive a supplemental benefit after termination of employment due to retirement, death, disability, or involuntary separation that directly is related to either the executive’s: (a) average of the highest twelve (12) consecutive full months of base salary earnings paid to the executive in the one hundred twenty (120) consecutive full months prior to termination of employment, including any salary deferred in the FirstEnergy Corp. EDCP or the FirstEnergy Corp. Savings Plan (“Savings Plan”), but excluding any incentive payments, or (b) average of the highest thirty-six (36) consecutive full months of base salary earnings and annual incentive awards paid to the executive in the one hundred twenty (120) consecutive full months prior to termination of employment, including any salary deferred into the EDCP and Savings Plan.

A supplemental benefit under the SERP will be determined in accordance with and shall be non- forfeitable upon the date the executive terminates employment under the conditions described in the following sections:

Retirement Benefit

An executive retiring from the Company on or after age fifty-five (55) who has completed ten (10) years of service will be entitled to receive, commencing at retirement, a monthly supplemental retirement benefit under the SERP equal to 65 percent of (a) above or 55 percent of (b) above, whichever is greater, multiplied by the number of months of service the executive has completed after having completed ten (10) years of service, up to a maximum of sixty (60) months, divided by sixty (60), 1ess:

i)      The monthly primary Social Security benefit to which the executive may be entitled at such retirement (or the projected age sixty-two (62) benefit if retirement occurs prior to age sixty-two (62)), irrespective of whether the executive actually receives such benefit at the time of retirement, and

ii)     The monthly early, normal, or deferred retirement income benefit to which the executive may be entitled at such retirement under the Pension Plan, the monthly supplemental pension benefit under the EDCP and the monthly benefit, or actuarial equivalent, under the pension plans of previous employers, all calculated by an actuary selected by the Company, with the following assumptions based on the executive’s marital status at the time of such retirement:

•       In the case of a married executive in the form of a 50 percent joint and survivor annuity.

•       In the case of an unmarried executive, in the form of a single-life annuity.

For an executive who retires prior to attaining age sixty-five (65), the net dollar amount above shall be further reduced by one-fourth (1/4) of 1 percent for each month the commencement of benefits under the SERP precedes the month the executive attains age sixty-five (65).

Death Benefit

If the executive dies, 50 percent of the executive’s supplemental retirement benefit actuarially adjusted for the executive and spouse’s ages will be paid to the executive’s surviving spouse. Payment will begin the month following death and continue for the remainder of the surviving spouse’s life. For an executive who dies prior to attaining age sixty-five (65), the benefit shall be reduced further by one-fourth (1/4) of 1 percent for each month the commencement precedes the executive’s age sixty-five (65), with a maximum of 30 percent.

Disability Benefit

An executive terminating employment due to a disability may be entitled to receive, commencing at disability, a monthly supplemental retirement benefit under the SERP equal to 65 percent of (a) above or 55 percent of (b) above, whichever is greater, less disability benefits from:

a)                Social Security;

b)               Company’s Pension Plan;

c)                Company’s Long Term Disability Plan; and

d)               Other Employers.

The disability benefit continues until the executive attains age sixty-five (65), retires from the Company, dies, or is no longer disabled, whichever occurs first. Upon retirement, benefits are calculated as described in the Retirement Benefits section above. In the event of death, benefits are calculated as described in the Death Benefit section above.

The earliest retirement age without reduction for the SERP is age 65. Mr. Grigg and Mr. Leidich are not participants in the SERP. Mr. Grigg was hired in 2004 and Mr. Leidich chose to retain, in lieu of the SERP, the lump sum benefit described in footnote (3) to the Pension Benefits table.

The SERP is further discussed in the CD&A section of this proxy statement.

NONQUALIFIED DEFERRED COMPENSATION

As of December 31, 2006

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(1)(3) ($)	Aggregated Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)
Anthony J. Alexander	$227,748	$0	$331,426	$0	$2,826,011
Richard H. Marsh	$443,151	$29,247	$468,076	$0	$3,903,075
Richard R. Grigg	$0	$0	$0	$0	$0
Gary R. Leidich	$530,242	$71,850	$285,739	$0	$2,010,898
Leila L. Vespoli	$152,653	$0	$244,094	$0	$2,085,230

(1)    Executive contributions include the deferral of base salary and short- and long-term incentive program payments, as follows: Alexander - all contributions from 2006 base salary; Marsh — $155,789 from 2006 base salary, $141,127 from 2005 Short-Term Incentive Program (later referred to as the STIP) deferred in 2006 and $146,235 from the 2003-2005 performance share cycle award deferred in 2006; Grigg — none; Leidich — $43,972 from 2006 base salary, $254,042 from 2005 STIP deferred in 2006, and $232,228 from the 2003-2005 performance share cycle award deferred in 2006; and Vespoli — $91,774 from 2006 base salary and $60,879 from 2005 STIP deferred in 2006. The executive contributions from 2006 base salary are also included in the Salary column of the current year Summary Compensation Table. Deferrals of 2006 STIP and the 2004-2006 performance share cycle award deferred in 2007 are not included in the above Nonqualified Deferred Compensation table, but are as follows: Alexander — $1,000,000 from 2006 STIP and $1,000,000 from the 2004-2006 performance share cycle award; Marsh — $483,163 from 2006 STIP and $558,036 from the 2004-2006 performance share cycle award; Grigg — none; Leidich — $309,282 from 2006 STIP and $484,079 from the 2004-2006 performance share cycle award; and Vespoli — $87,083 from 2006 STIP and $282,523 from the 2004-2006 performance share cycle award.

(2)    Registrant contributions include 20 percent Company matching contributions on 2005 earned incentives which were deferred in 2006 as follows: Alexander — none; Marsh — $29,247; Grigg — none; Leidich — $71,850; and Vespoli — none. Registrant contributions of the 20 percent Company matching contributions on the 2006 earned incentives reported in the Stock Awards column of the current year Summary Compensation Table and deferred in 2007 are not included in the above Nonqualified Deferred Compensation table but are as follows: Alexander — $200,000; Marsh — $111,607; Grigg — none; Leidich — $158,672; and Vespoli — $56,505.

(3)    The compounded annual rate of return on cash accounts was 8.63 percent. The compounded annual rate of return on stock accounts was 27.2 percent which includes both dividends and appreciation. The Aggregate Earnings and Aggregate Balance columns include above-market earnings which have been reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the current year Summary Compensation Table as follows: Alexander — $39,714; Marsh — $54,895; Grigg — none; Leidich — $20,433; and Vespoli — $30,558.

Nonqualified Deferred Compensation

The FirstEnergy EDCP is a nonqualified defined contribution plan which provides for the voluntary deferral of compensation. As described earlier, participants may defer up to 50 percent of base salary, up to 100 percent of short-term incentive compensation, and up to 100 percent of cash long-term incentive compensation. Participation in the EDCP is limited to management employees of the Company.

Two investment options are available under the EDCP. Participants may direct deferrals of base salary and short-term incentive compensation to an annual cash retirement account, which accrues interest. Participants may direct deferrals of short-term incentive compensation and long-term incentive compensation to an annual stock account.

Interest is credited to the retirement accounts. The interest rate changes annually and is based upon the Moody’s Corporate Bond Index rate plus three percentage points.

The stock accounts are tracked in stock units and accrue additional stock units based upon the payment of dividends. The stock accounts are valued at the fair market value of the Company’s common stock. Contributions to the stock accounts are provided with a 20 percent matching contribution made by the Company. The participant’s contribution and additional dividend units are vested immediately; the Company’s 20 percent matching contributions and additional dividend units thereon vest at the end of a three-year period and are subject to forfeiture prior to the conclusion of that vesting period. These shares can be further deferred into a retirement stock account.

Participants may elect to receive payments from the retirement accounts in any combination of lump sum payment and/or monthly installment payments for up to 25 years, provided that the account balance is at least $100,000. Differing distribution elections may be made for retirement, disability and pre-retirement death. In the event of involuntary severance prior to retirement eligibility, the account may be paid in a single lump sum payment or in three annual installments. Payments may not commence until termination of employment.

There is no in-service withdrawal option for retirement accounts which are subject to Internal Revenue Code Section 409A. Amounts that were vested as of December 31, 2004, are avaliable for an in-service withdrawal of the full grandfathered account, subject to a 10 percent penalty.

Stock account distributions are limited to a lump sum payment in the form of FirstEnergy common stock at the end of the three-year Company match vesting period, or to a further deferral until termination. If further deferred until termination, the account will be converted to cash, based upon the fair market value of the account at termination, and the balance will be rolled over to the corresponding annual retirement account for distribution in lump sum or monthly installments as elected under the retirement account.

Potential Post-Employment Payments

The 2006 Post Termination Compensation and Benefits table in the CD&A section of this proxy statement describes the treatment of all elements of compensation in the event of a retirement/voluntary termination, severance (absent a change in control), change in control, death, or disability. The amounts shown in the following tables do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment.

The post termination calculations are based on the following assumptions:

•       The amounts disclosed are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts paid can be determined only at the time of such executive’s separation from the Company;

•       December 29, 2006, is the date of termination;

•       The STIP award is based on 2006 performance and payable March 1, 2007;

•       The LTIP award includes stock options, performance shares, performance-adjusted and discretionary restricted stock units, and restricted stock;

•       The closing common stock price for the month of December 2006: $60.30; applied to value stock options, restricted stock units, and restricted stock;

•       The average high/low common stock price for the month of December 2006: $60.81; applied to value performance shares (2005-2007 and 2006-2008 cycles);

•       The average high/low common stock price for December 29, 2006: $60.35; applied to value performance shares (2004-2006 cycle); and

•       Total shareholder return factors of 150 percent for both the 2004-2006 and 2005-2007 performance share cycles and 126.47 percent for the 2006-2008 performance share cycle.

Retirement/Voluntary Termination

Mr. Alexander (55), Mr. Marsh (55), and Mr. Leidich (56) are currently eligible for early retirement at or above age 55 with ten years of credited service. The earliest retirement age without reduction is age 60 for Mr. Alexander, Mr. Marsh, and Ms. Vespoli, age 62 for Mr. Leidich and age 65 for Mr. Grigg. Normal retirement age is 65. Mr. Grigg (58) and Ms. Vespoli (47) are not eligible for retirement in 2006 as Mr. Grigg does not meet the service requirement and Ms. Vespoli does not meet the minimum age requirement. Mr. Grigg was hired in 2004 and based on the terms of his employment agreement, he will be eligible for retirement benefits at age 65. However, based on the employment agreement, Mr. Grigg and his spouse are eligible for retiree health care benefits in the event of a termination for any reason.

Retirement/Voluntary Termination

	Severance	Short-Term Incentive Program Award	Incremental Pension Benefit (present value)	Accelerated Long-Term Incentive Program and Other Equity Awards	Health Care	Total
Anthony J. Alexander (retirement eligible)	$0	$0	$0	$0	$0	$0
Richard H. Marsh (retirement eligible)	$0	$0	$0	$0	$0	$0
Richard R. Grigg(1) (voluntary termination)	$0	$874,086	$0	$0	$136,450	$1,010,536
Gary R. Leidich(2) (retirement eligible)	$0	$0	$795,398	$0	$0	$795,398
Leila L. Vespoli (voluntary termination)	$0	$0	$0	$0	$0	$0

In the event of an early retirement in the case of Mr. Alexander, Mr. Marsh, and Mr. Leidich, or in the event of a voluntary termination in the case of Mr. Grigg and Ms. Vespoli, the named executive officers shall be entitled to the following benefits generally not available to all salaried employees:

(1)             Based on Mr. Grigg’s employment agreement, he shall receive, in the event of a termination for any reason, a prorated portion of the STIP award based on the number of months employed in the year. In addition, Mr. Grigg will be granted the maximum credit for the purposes of determining the Company contribution toward the cost of retiree health care coverage.

(2)             In lieu of the SERP, Mr. Leidich is entitled to a lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced benefit.

Severance

In the event of a severance, Mr. Alexander’s severance benefit is determined by the Compensation Committee. All other named executive officers are covered under the Company’s Executive Severance Benefits Plan. For the purposes of this valuation it is assumed that Mr. Alexander will receive the same level of benefit as the other named executive officers. For the purposes of the plan, executives are offered severance benefits if involuntarily separated when business conditions require the closing of a facility, corporate restructuring, a reduction in workforce, or job elimination. Severance is also offered if an executive rejects a job assignment that would result in a reduction in current base pay, contain a requirement that the executive must relocate his/her current residence for reasons related to the new job, or result in a daily commute from the executive’s current residence to a new reporting location of more than one hour each way and that is more than 30 minutes longer than the executive’s present commute.

Severance (Absent a change in control)

	Severance(1)	Short-Term Incentive Program Award	Incremental Pension Benefit (present value)	Accelerated Long-Term Incentive Program and Other Equity Awards(2)	Health Care	Total
Anthony J. Alexander	$1,211,250	$0	$0	$0	$0	$1,211,250
Richard H. Marsh	$352,498	$0	$0	$0	$0	$352,498
Richard R. Grigg(3)(4)	$672,299	$0	$0	$2,454,446	$136,450	$3,263,195
Gary R. Leidich(5)	$359,419	$0	$795,398	$0	$0	$1,154,817
Leila L. Vespoli(6)	$295,099	$0	$1,264,893	$1,272,246	$0	$2,832,238

Mr.   Alexander, Mr. Marsh, Mr. Grigg, Mr. Leidich, and Ms. Vespoli shall be provided the following severance benefits generally not available to all salaried employees:

(1)             An additional one and one-half  weeks’ base pay for each full year of credited service. For the purposes of the severance plan the number of full years of credited service will be equal to the number of whole years of credited service under the Company’s Pension Plan(s) as of January 1 of the year involuntarily severed plus the current year;

Mr. Alexander, Mr. Marsh, and Mr. Leidich are retirement eligible and would receive benefits available in retirement irrespective of a severance. Therefore, there is no incremental value represented in the table for these benefits. Mr. Grigg, Mr. Leidich, and Ms. Vespoli shall be provided the following severance benefits generally not available to all salaried employees:

(2)             Mr. Grigg and Ms. Vespoli will receive Accelerated Long-Term Incentive Program and Other Equity Awards payable as follows:

•         Performance shares granted in 2004 are prorated based on the number of full months in the performance cycle with a minimum of 12 months to be eligible. The amounts shown are calculated by multiplying the accelerated number of shares by the total shareholder return factor (150 percent) by the average of the high and low common stock price on the last trading day of the three-year performance cycle ($60.35). The incremental benefit is as follows: Vespoli—$565,045. Mr. Grigg does not have a 2004-2006 performance share grant;

•         Performance shares granted in 2005 and 2006 are prorated based on the number of full months in the performance cycle with a minimum of 12 months to be eligible. The amounts shown are calculated by multiplying the accelerated number of shares by the December 31, 2006, estimated total shareholder return factors (150 percent and 126.47 percent for 2005 and 2006, respectively) by the average of the high and low common stock price for the thirty days prior to the date of termination ($60.81) The incremental benefit is as follows: Grigg—$944,375 and Vespoli—$478,785; and

•         Performance-adjusted restricted stock units are prorated based on the number of full months in the restriction period with a minimum of 12 months to be eligible. The amounts shown are calculated by multiplying the number of accelerated restricted stock units by the closing price of the Company’s common stock on December 29, 2006 ($60.30). The incremental benefit is as follows: Grigg—$683,862 and Vespoli—$228,416.

(3)             Mr. Grigg will be granted the maximum credit for the purposes of determining the Company contribution toward the cost of retiree health coverage based on his employment agreement. Amount shown is calculated based on the assumptions used for financial reporting purposes under generally accepted accounting principles.

(4)             Restricted stock shares generally are forfeited in a severance. However, the restriction on Mr. Grigg’s restricted stock is lifted, and shares are payable in a severance scenario. The incremental benefit is $826,209.

(5)             In lieu of the SERP, Mr. Leidich is entitled to a lump sum benefit upon termination of employment for any reason. The benefit shown in the Incremental Pension Benefit column is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced benefit.

(6)             The Incremental Pension Benefit is the increased benefit provided to Ms. Vespoli from the SERP representing a reduced benefit she can receive as early as age 55.

Change in Control

The Company executed agreements consistent with competitive practice with Mr. Marsh and Ms. Vespoli on December 31, 2003, with Mr. Alexander on March 5, 2004, and with Mr. Grigg on March 7, 2005. Mr. Leidich does not have a Change in Control Special Severance agreement.

Generally, pursuant to the agreements, a change in control is deemed to occur:

(1)   if any person acquires 50 percent or more of the Company’s voting securities (or 25 percent or more of the Company’s voting securities if such person proposes any individual for election to the Board or such person already has a representative on the Board), excluding acquisitions (i) directly from the Company, (ii) by the Company, (iii) by certain employee benefit plans, and (iv) pursuant to a transaction meeting the requirements of item (3) below; or

(2)   if a majority of the Company’s directors as of the date of the agreement are replaced (other than in specified circumstances); or

(3)   upon the consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the Company’s assets, unless, following such transaction:

(a)    the same person or persons who owned the Company’s voting securities prior to the transaction own more than 75 percent of the Company’s voting securities in the same proportions as their ownership prior to the transaction,

(b)   no person or entity (with certain exceptions) owns 25 percent or more of the Company’s voting securities, and

(c)    at least a majority of the directors resulting from the transaction were directors at the time of the execution of the agreement providing for such transaction; or

(4)   if the shareholders of the Company approve a complete liquidation or dissolution of the Company.

The change in control severance benefits are triggered only when the individual is terminated without cause or resigns for good reason. Good reason is defined as a material change, following a change in control, inconsistent with the individual’s previous job duties or compensation. The following table was prepared as though the named executive officers’ employment was terminated following the change in control.

Change in Control

	Severance (1)(2)(3)	Short-Term Incentive Program Award(4)	Incremental Pension Benefit (present value)(5)	Accelerated Long-Term Incentive Program and Other Equity Awards(6)	Section 280G Gross-up(7)	Health Care(8)	Total
Anthony J. Alexander	$6,339,741	$0	$801,562	$15,800,586	$7,423,707	$0	$30,365,596
Richard H. Marsh	$1,930,371	$0	$415,506	$2,037,307	$1,317,611	$39,800	$5,740,595
Richard R. Grigg	$3,976,671	$874,086	$1,176,635	$4,841,407	$4,310,253	$136,450	$15,315,502
Gary R. Leidich	$0	$0	$0	$4,825,405	$0	$0	$4,825,405
Leila L. Vespoli	$1,886,353	$435,414	$274,326	$6,068,701	$3,398,069	$25,839	$12,088,702

If, within a period of thirty-six full calendar months after a change in control of the Company, the named executive officer is discharged without cause or resigns for good reason they shall be entitled to the following payments that generally are not available to all salaried employees:

(1)             An amount equal to 2.99 multiplied by the sum of the amount of annual base salary at the rate in effect as of the date of termination plus the average three previous years incentive awards paid for Mr. Alexander — $6,306,741; Mr. Marsh — $1,916,371; and Ms. Vespoli — $1,880,853.

(2)             An amount equal to 2.99 multiplied by the sum of the amount of annual base salary at the rate in effect as of the date of termination plus the target annual short-term incentive amount in effect the year during which the date of termination occurs whether or not fully paid for Mr. Grigg — $3,976,671.

(3)             An additional lump sum cash payment as follows: Alexander — $33,000; Marsh — $14,000; Grigg — $0; and Vespoli — $5,500. This amount is included in the severance column.

(4)             A prorated portion of the STIP award based on the number of months employed in the year as follows:  Mr. Grigg — $874,086 and Ms. Vespoli — $435,414. Mr. Alexander,  Mr. Marsh, and Mr. Leidich are retirement eligible and would receive this benefit irrespective of a change in control.

(5)    The Incremental Pension Benefit is the increased benefit provided to the named executive officer as a result of a change in control.

(6)             Accelerated Long-Term Incentive Program and Other Equity Awards are payable as follows:

•   Unvested stock options become immediately exercisable. The amounts shown are calculated by multiplying the number of accelerated options by the difference between the exercise price and the closing price of the Company’s common stock on December 29, 2006 ($60.30). Alexander — $3,999,450; Marsh — $915,757; Grigg — $570,599; Leidich — $788,989; and Vespoli — $869,714.

•        Performance shares granted in 2004 are prorated based on the number of full months in the performance cycle with a minimum of 12 months to be eligible. The amounts shown are calculated by multiplying the accelerated number of shares by the total shareholder return factor (150 percent) by the average of the high and low common stock price on the last trading day of the three-year performance cycle ($60.35). The incremental benefit is as follows: Alexander — $0; Marsh — $0; Grigg — $0; Leidich — $0; and Vespoli — $565,044.

•        Performance shares granted in 2005 are prorated based on the number of full months in the performance cycle with a minimum of 12 months to be eligible. The amounts shown are calculated by multiplying the accelerated number of shares by the total shareholder return factor (150 percent) by the average of the high and low common stock price for the thirty days prior to the date of change in control ($60.81). The incremental benefit is as follows: Alexander — $0; Marsh — $0; Grigg — $695,213; Leidich — $0; and Vespoli — $351,745.

•        Performance shares granted in 2006 are payable based on the change in control value protection rights as follows: the higher of (a) the account balance on the date of such termination of employment using the average high and low stock price for the prior thirty day period ($60.81) and the most recent total shareholder return factor (126.47 percent) or (b) the account balance on the date of the grant. The incremental benefit is as follows: Alexander — $1,687,035; Marsh — $256,812; Grigg — $747,486; Leidich — $243,151; and Vespoli — $381,120.

•        Performance-adjusted and discretionary restricted stock units are payable as follows:

The restriction is lifted from restricted stock units granted in 2005. The 2006 grant is payable based on the share value protection rights in the agreement as follows: 1) A lump sum cash payment of the difference of the fair market value on the date of the change in control and the fair market value on the date of termination multiplied by the number of shares and 2) A payment of the total number of shares of common stock equal to the number of restricted stock units. The amounts shown are calculated by multiplying the number of accelerated restricted stock units by the closing price of the Company’s common stock on December 29, 2006 ($60.30). The incremental benefit is as follows: Alexander — $4,045,226; Marsh — $793,970; Grigg — $2,001,900; Leidich — $424,512; and Vespoli — $670,898.

•        The restriction is lifted from restricted stock shares. Mr. Alexander is also payable a lump sum cash payment of the difference of the fair market value on the date of the change in control and the fair market value on the date of termination multiplied by the number of shares. The amounts shown are calculated by multiplying the number of accelerated restricted stock units by the closing price of the Company’s common stock on December 29, 2006 ($60.30). The incremental benefit is as follows: Alexander — $6,068,875; Grigg — $826,209; Leidich — $3,197,926; and Vespoli — $3,197,926. Mr. Marsh does not have restricted stock.

•        In the event of a change in control, the 20 percent Company matching contribution in the stock account of the EDCP described earlier in this proxy statement would fully vest. Matching contributions made by the Company payable under the EDCP are as follows: Marsh — $70,768; Leidich — $170,827; and Vespoli — $32,254.

(7)             The Section 280G Gross-up represents the estimated excise tax charged to the named executive officer upon receiving any change in control payments.

(8)             Mr. Marsh will be credited with three years of age and service which will provide him with the maximum points for the purposes of determining the Company contribution toward the cost of retiree health coverage. Mr. Grigg will be granted the maximum number of points based on his employment agreement for the purposes of health care for the purposes of determining the Company contribution toward the cost of retiree health coverage. Ms. Vespoli will be provided health coverage at active employee rates for three years following termination after a change in control based on the Special Severance Agreement discussed in the CD&A. Amounts shown are calculated based on the assumptions used for financial reporting purposes under generally accepted accounting principles.

Death/Disability

The death/disability benefits provided to the named executive officers are provided on a non-discriminatory basis to all salaried employees generally upon eligible termination of employment, with the following exceptions:

Death/Disability

	Severance	Short-Term Incentive Program Award	Incremental Pension Benefit (present value)(1)	Accelerated Long-Term Incentive Program and Other Equity Awards(2)	Executive Supplemental Life Insurance Death Benefit(3)	Health Care	Total
Anthony J. Alexander	$0	$0	$0	$14,113,551	$656,000	$0	$14,769,551
Richard H. Marsh	$0	$0	$0	$1,709,727	$359,000	$0	$2,068,727
Richard R. Grigg(4)	$0	$0	$0	$4,343,083	$0	$136,450	$4,479,533
Gary R. Leidich	$0	$0	$0	$4,411,427	$315,000	$0	$4,726,427
Leila L. Vespoli	$0	$0	$2,060,905	$5,782,367	$323,000	$0	$8,166,272

(1)             The Incremental Pension Benefit is the increased benefit provided to Ms. Vespoli as a result of death and includes the enhanced spousal benefit from the Supplemental Plan and the SERP. There is no enhanced benefit in the event of a disability. Mr. Alexander, Mr. Marsh, and Mr. Leidich are retirement eligible and Mr. Grigg is not retirement eligible so there is no incremental pension benefit in the event of death or disability.

(2)             Accelerated Long-Term Incentive Program and Other Equity Awards are payable as follows:

•        Unvested stock options become immediately exercisable upon death. Unvested options continue to vest according to the vesting schedule upon disability. The amounts shown are calculated by multiplying the number of accelerated/unvested options by the difference between the exercise price and the closing price of the Company’s common stock on December 29, 2006 ($60.30): Alexander — $3,999,450; Marsh — $915,757; Grigg — $570,599; Leidich — $788,989; and Vespoli — $869,713.

•        Performance shares granted in 2004 are prorated based on the number of full months in the performance cycle with a minimum of 12 months to be eligible. The amounts shown are calculated by multiplying the accelerated number of shares by the total shareholder return factor (150 percent) by the average of the high and low common stock price on the last trading day of the three-year performance cycle ($60.35). The incremental benefit is as follows: Vespoli — $565,045. Mr. Grigg does not have a 2004-2006 performance share grant.

•        Performance shares granted in 2005 and 2006 are prorated based on the number of full months in the performance cycle with a minimum of 12 months to be eligible. The amounts shown are calculated by multiplying the accelerated number of shares by the total shareholder return factor (150 percent and 126.47 percent for 2005 and 2006, respectively) by the average of the high and low common stock price for the thirty days prior to the date of termination ($60.81) The incremental benefit is as follows: Grigg — $944,375; and Vespoli — $478,785.

•        The restriction is lifted from all performance-adjusted and discretionary restricted stock units and restricted stock shares. The amounts shown are calculated by multiplying the number of accelerated restricted stock units and restricted stock by the closing price of the Company’s common stock on December 29, 2006 ($60.30), and subtracting the amount of benefit provided in voluntary termination or retirement scenario as appropriate. The incremental benefit is as follows: Alexander — $10,114,101; Marsh — $793,970; Grigg — $2,828,109; Leidich — $3,622,438; and Vespoli — $3,868,824.

(3)             The Executive Supplemental Life Insurance Death Benefit is payable in the event of death.

(4)             Mr. Grigg will be granted the maximum number of points based on his employment agreement for the purposes of health care for the purposes of determining the Company contribution toward the cost of retiree health coverage. Amount shown is calculated based on the assumptions used for financial reporting purposes under generally accepted accounting principles.

COMPENSATION OF DIRECTORS

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board. Directors are responsible for paying all tax obligations regarding equity fees, cash fees, or perquisites. Equity grants are not grossed-up by the Company to cover tax obligations. No consideration, other than services rendered, is paid by a director when receiving a grant.

On an annual basis, the Compensation Committee's consultant performs a review of the competitive practice of director compensation. For 2006, this review was based on a peer group of 20 large electric utilities and 69  general industry companies whose median revenue scope was similar to the Company’s.  The director utility peer group is similar to the peer group used for executives, except that the director peer group includes Public Service Enterprise and Constellation Energy and does not include Allegheny Energy, Energy East, Pepco, Pinnacle West, Sempra Energy, and TECO Energy.

Similar to executive officers, directors are subject to a minimum share ownership requirement. Within five years of joining the Board, each director is required to own shares of the Company’s common stock with an aggregate value of at least five times the annual equity retainer.

Fee Structure

Only non-employee directors receive director compensation. As Mr. Alexander is an employee of the Company, he does not receive compensation for his service as a Board member.

The fee structure and form of payment chosen by each director is shown on the 2006 Elections for Compensation Table below. Retainer and chair fees are paid quarterly, while meeting fees (in 2006, the number of Board and Committee meetings attended by directors ranged from 22-32 meetings) and fees for attending any other planned sessions are paid monthly. Retainer and chair fees are prorated based on time served for those directors who retire or join the Board throughout the year.

Additional compensation, above that paid to regular Board members, is paid to chairs of various committees and to the Board chairman. A $5,000 annual chair fee was paid to Dr. Cartwright for chairing the Corporate Governance Committee, Mr. Cottle for chairing the Nuclear Committee, Ms. Rein for chairing the Compensation Committee, and was prorated for time served for Mr. Savage and Mr. Powers who chaired the Finance Committee. A $15,000 annual fee was paid to Mr. Maier for chairing the Audit Committee. Mr. Smart, the non-executive chairman of the Board, receives an added premium of $125,000.

Changes in the director fee schedule for 2007 include an increase in the cash retainer from $30,000 to $40,000; an added annual $5,000 premium to all members of the Audit Committee due to the increased workload required under the Sarbanes-Oxley regulations; and an increase in the Nuclear Committee chair’s fee from $5,000 to $10,000.

Between 1998 and 2003 directors were able to elect to receive a portion of their compensation in non-qualified stock options (later referred to as stock options in this section). Three directors elected to receive stock options over this time period. On February 17, 2003, the Compensation Committee discontinued the use of stock options for director compensation. The final stock option grant vested on January 1, 2006. As all stock options have vested, there is no compensation cost associated with them for 2006. Under the Plan, as of December 31, 2006, there were 6,542,975 stock options outstanding, of which the directors have 34,028, or ..0052 percent. Nonqualified stock options outstanding as of December 31, 2006, include: 5,110 stock options each granted to Mr. Maier and Mr. Savage on January 1, 1999, at an exercise price of $31.74; 8,584 stock options granted to Mr. Savage on January 1, 2000, at an exercise price of $22.56; 5,096 stock options each granted to Mr. Heisler and Mr. Savage on January 1, 2001, at an exercise price of $39.61; and 5,032 granted January 1, 2002, to Mr. Savage at an exercise price of $31.69. All stock options expire 10 years from date of grant.

Other Payments or Benefits Received by Directors

Directors are reimbursed for all business expenses related to traveling to and from a business event or training seminar. The corporate aircraft is available, when appropriate, for transportation to and from Board and Committee meetings and training seminars. Mr. Smart has the use of an office and administrative support with respect to carrying out his duties as Chairman of the Board.

Based on programs in effect at GPU, Inc. at the time or our merger on November 7, 2001, directors who served on the GPU Board of Directors were eligible to receive benefits in the form of personal excess liability insurance and medical insurance. As of November 7, 2001, no new participants could receive these benefits. In aggregate, the Company paid a total of $5,290 in 2006 for insurance coverage for Robert N. Pokelwaldt, Catherine A. Rein and Dr. Patricia K. Woolf. In addition, in 1997, GPU discontinued a Board of Director’s pension program. Directors who served prior to the discontinuation are entitled to receive benefits under the program. Dr. Woolf was the only active director to receive pension payments in 2006, which amounted to $30,931. Ms. Rein elected to defer receiving her pension until she retires from the Board. The Company pays the fees associated with Director and Officer Insurance, Business Travel Insurance, and applicable medical insurance to the same extent it pays for all Company employees.

Directors are able to defer all or a portion of their fees through the FirstEnergy Corp. Deferred Compensation Plan for Outside Directors (later referred to as the Director’s Plan) and can elect when to start receiving their deferred compensation. Payments are made annually. All payments identified below are included in the All Other Compensation column of the Director Compensation table. In 2006 Dr. Woolf received $115,740 as a distribution on income deferred while serving on the GPU Board. Also, in 2006, Dr. Carol A. Cartwright received 1,369 shares valued at $74,378 for shares deferred prior to December 31, 2004. Mr. Robert N. Pokelwaldt received $12,267 as distribution on income while he served on the FirstEnergy Board and 11,010 shares valued at $624,212. Prior to rejoining the Board in 2006, Mr. Heisler exercised his January 1, 1999, nonqualified stock option grant at a sale price of $49.91. His taxable income for this exercise was $92,849. Lastly, in 2006, Mr. Heisler received the second annual distribution of his deferred stock (3,352 shares valued at $164,013) and deferred cash ($4,023) based upon his retirement from the Company Board in 2004.

The Director’s Plan

In accordance with the Director’s Plan, elections can be made to allocate all or a portion of a director’s cash retainers, meeting fees, and chair fees to deferred stock or deferred cash accounts. If a director elects deferred stock, at the time of deferral a twenty percent Company match is added to the funds allocated. Funds deferred into the stock account are used to purchase FirstEnergy common stock, and dividends on shares in this account are reinvested. Payouts are made in FirstEnergy common stock. The 20 percent Company match and any appreciation on it are forfeited if the director leaves the Board within three years from the date of deferral for any reason other than retirement, disability, upon an actual or potential change in control, or in situations where the director is ineligible to stand for re-election due to circumstances unrelated to his or her performance as a director. Directors may elect to defer their equity retainers to deferred stock accounts; however, directors do not receive a 20 percent matching contribution on the portion of their equity retainers allocated to deferred stock accounts.

Directors deferring into the deferred cash accounts can choose any of twelve investment funds, which are the same investment funds available to all Company employees through the FirstEnergy Savings Plan. Above-market interest earnings on the deferred compensation accounts for directors are provided as an incentive to defer and is the same rate available to executives. The Company has determined that the level of director compensation, in the aggregate, is competitive and aligned with the Company’s compensation philosophy.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash(3)(4) ($)	Stock Awards(3) ($)	Option Awards(5) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(6) ($)	All Other Compensation(7) ($)	Total ($)
Paul T. Addison	$70,566	$86,096	N/A	N/A	$1,265	$68,222	$226,149
Michael J. Anderson(1)	$0	$0	N/A	N/A	$0	N/A	N/A
Dr. Carol A. Cartwright(2)	$65,681	$86,096	N/A	N/A	$5,818	$271,300	$428,896
William T. Cottle	$81,774	$86,096	N/A	N/A	$3,030	$26,390	$197,291
Robert B. Heisler, Jr.	$67,298	$78,860	N/A	N/A	$851	$419,165	$566,174
Russell W. Maier	$102,764	$86,096	N/A	N/A	$0	$170,453	$359,314
Ernest J. Novak, Jr.	$81,138	$86,096	N/A	N/A	$0	$65,495	$232,730
Robert N. Pokelwaldt	$31,200	$36,230	N/A	N/A	$61	$757,278	$824,769
Paul J. Powers	$25,065	$36,230	N/A	N/A	$0	$98,688	$159,982
Catherine A. Rein	$83,830	$86,096	N/A	N/A	$31,679	$261,410	$463,015
Robert C. Savage	$93,308	$86,096	N/A	N/A	$0	$231,199	$410,603
George M. Smart	$207,765	$86,096	N/A	N/A	$0	$136,059	$429,920
Wes M. Taylor	$90,822	$86,096	N/A	N/A	$0	$72,252	$249,170
Jesse T. Williams, Sr.	$80,300	$86,096	N/A	N/A	$0	$136,058	$302,455
Dr. Patricia K. Woolf	$36,600	$35,967	N/A	N/A	$(4,962)	$363,156	$430,762

(1)             Mr. Anderson joined the Board on January 16, 2007, and earned no compensation in 2006.

(2)             In 1999, Dr. Cartwright elected to begin receiving an annual payout of her deferred stock earned prior to January 1, 2005, on July 1, 2006, over a ten year period. Under the terms of the Director’s Plan, for an active director, any 20 percent bonus not fully vested at the time of payout is forfeited. Dr. Cartwright forfeited 17 shares, valued at $932.

(3)    These columns represent cash and stock paid in 2006 and deferred cash and stock payments earned in 2006. The 2006 Election Table shows the director’s various pay schedules and the form of payments elected by the individual directors. For more discussion on cash and stock deferrals and payouts refer to the The Director’s Plan subheading under the Compensation of Directors section. The Director Cash and Stock Table provides a breakdown between the amount of cash and stock deferred in 2006 and the cash and stock paid out in 2006 and explains how the dollar values were cacluated. As of December 31, 2006, there were 156,465 shares held in the Director’s Plan rabbi trust. In accordance with Statement 123R, the grant value of these shares is based on the purchase price and associated commission costs on the date of purchase. The Company fully reserves the right to stop funding the stock portion of Director’s Plan, at its own discretion. The cash deferred is tracked against the appropriate investment fund and adjusted based on market fluctuations in accordance with Statement 123R. The liability of the Company for the cash deferral was $4,905,928 as of December 31, 2006.

(4)    The total 2006 dollars represented in this column include cash received, cash deferred, and cash forgone in order to receive deferred Company stock. The directors listed below elected to forgo cash in order to receive deferred stock. City taxes are withheld before the deferred stock is converted into shares. In accordance with SEC regulations, the Company is required to report in the proxy statement the aggregate fair market value (FMV) of stock purchased as of the date of grant for directors, which is calculated before taxes. Mr. Anderson deferred $17,595 into stock with a FMV of $24,000; Dr. Cartwright deferred $2,933 with a FMV of $3,000; Mr. Heisler deferred $64,298 with a FMV of $80,000; Mr. Maier deferred $98,670 with a FMV of $116,400; Mr. Novak deferred $52,091 with a FMV of $98,400; Mr. Pokelwaldt deferred $29,723 with a FMV of $38,000; Ms. Rein deferred $79,855 with a FMV of $95,400; Mr. Savage deferred $88,895 with a FMV of $103,700; Mr. Taylor deferred $86,536 with a FMV of $102,000; and Dr. Woolf deferred $35,071 with a FMV of $41,600.

(5)             No stock options were granted to directors in 2006. The aggregate fair market values as of the date of grant in accordance with Statement 123R of previous stock option awards that were outstanding as of December 31, 2006, are: Mr. Heisler, $30,011; Mr. Maier $24,094; Mr. Savage $115,314.

(6)             This column represents all interest earned on deferred cash that is above 6 percent. Also included is the change in pension value for Ms. Rein and Dr. Woolf. Refer to the Other Payments or Benefits Received by Directors subheading of the Compensation of Directors section for more information regarding the pension.

(7)    Includes all compensation not included in the other columns of this table. Reflected are annual payouts based on deferred election distribution requests, GPU pension payments, stock option exercises, earnings on deferred compensation, dividend payments, and excess liability insurance fees. Refer to the Compensation of Directors section for more information on these topics.

2006 Elections for Compensation by the Board of Directors

	Equity Retainer ($86,000)		Cash Retainer ($30,000)				Meeting, Committee, and/or Training Fees ($1,500) per occurrence				Chair Fees Audit—$15,000; Chairman of Board—$125,000; All Others—$5,000
Board of Director	Received Shares in 2006	Value of Deferred Shares(5)	Received Cash	Deferred into FE Stock(5)	20% Matching Contribution on FE Stock Deferred(5)	Deferred into Cash Deferral	Received Cash(6)	Deferred into FE Stock(5)(6)	20% Matching Contribution on FE Stock Deferred(5)(6)	Deferred into Cash Deferral(6)	Received Cash	Deferred into FE Stock(5)	20% Matching Contribution on FE Stock Deferred(5)	Deferred into Cash Deferral

Paul T. Addison		$86,000	$—	$15,000	$3,000	$15,000	$1,500	$—	$—	$—	$—	$—	$—	$—
Michael J. Anderson(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dr. Carol A. Cartwright		$86,000	$—	$—	$—	$30,000	$—	$—	$—	$1,500	$2,500	$2,500	$500	$—
William T. Cottle		$86,000	$—	$—	$—	$30,000	$1,500	$—	$—	$—	$—	$—	$—	$5,000
Robert B. Heisler, Jr.(2)		$78,833	$—	$27,500	$5,500	$—	$—	$1,500	$300	$—	$—	$—	$—	$—
Russell W. Maier		$86,000	$—	$30,000	$6,000	$—	$—	$1,500	$300	$—	$—	$15,000	$3,000	$—
Ernest J. Novak, Jr.		$86,000	$—	$30,000	$6,000	$—	$1,005	$495	$99	$—	$—	$—	$—	$—
Robert N. Pokelwaldt(3)		$35,833	$—	$12,500	$2,500	$—	$—	$1,500	$300	$—	$—	$—	$—	$—
Paul J. Powers (3)(4)		$35,833	$12,500	$—	$—	$—	$1,500	$—	$—	$—	$2,083	$—	$—	$—
Catherine A. Rein		$86,000	$—	$30,000	$6,000	$—	$—	$1,500	$300	$—	$—	$5,000	$1,000	$—
Robert C. Savage(4)		$86,000	$—	$30,000	$6,000	$—	$—	$1,500	$300	$—	$—	$2,917	$583	$—
George M. Smart		$86,000	$30,000	$—	$—	$—	$1,500	$—	$—	$—	$125,000	$—	$—	$—
Wes M. Taylor		$86,000	$—	$30,000	$6,000	$—	$—	$1,500	$300	$—	$—	$—	$—	$—
Jesse T. Williams, Sr.		$86,000	$30,000	$—	$—	$—	$1,500	$—	$—	$—	$—	$—	$—	$—
Dr. Patricia K. Woolf(3)	$35,833	$—	$12,500	$2,500	$—	$—	$1,500	$300	$—	$—	$—	$—	$—

(1)             Mr. Anderson joined the Board on January 16, 2007, and earned no compensation in 2006.

(2)             Mr. Heisler rejoined the Board in February, 2006. His fee payments have been prorated based on time served since becoming a Board member.

(3)             Mr. Pokelwaldt, Mr. Powers, and Dr. Woolf retired from the Board in May, 2006. Their fee payments have been prorated based on time served.

(4)             Mr. Savage’s and Mr. Power’s chair fees were prorated based on time served.

(5)             The fee structure for shares is the minimum amount due a director for each occurrence. For stock awards, the Company purchases stock as soon as practicable after the compensation is earned at the then prevailing market rate, rounding all purchases to full shares. Therefore, in certain instances, the total value of all stock received in the year may be slightly higher than the minimum amount due a director.

(6)             These numbers reflect the directors’ individual elections regarding the method of payment of each meeting’s fee.  It does not show the total dollar value received for all meetings attended during the year.  The total fees received for all meetings and other compensation is included in the Director Compensation table.

Director Cash and Stock Table

Name	Fees Paid in Cash In current year(1) ($)	Fees Deferred in Cash In current year (1) (2) ($)	Total Cash and Deferred Cash ($)	Fees Paid in Stock In current year (2) (3) ($)	Fees Deferred in Stock In current year (2) (3) ($)	Total Stock and Deferred Stock ($)
Paul T. Addison	$38,308	$32,257	$70,566	$0	$86,096	$86,096
Michael J. Anderson	$0	$0	N/A	$0	$0	N/A
Dr. Carol A. Cartwright	$3,874	$61,807	$65,681	$0	$86,096	$86,096
William T. Cottle	$47,562	$34,212	$81,774	$0	$86,096	$86,096
Robert B. Heisler, Jr.	$3,076	$64,222	$67,298	$0	$78,860	$78,860
Russell W. Maier	$5,797	$96,967	$102,764	$0	$86,096	$86,096
Ernest J. Novak, Jr.	$30,016	$51,122	$81,138	$0	$86,096	$86,096
Robert N. Pokelwaldt	$1,477	$29,723	$31,200	$0	$36,230	$36,230
Paul J. Powers	$25,065	$0	$25,065	$0	$36,230	$36,230
Catherine A. Rein	$3,974	$79,855	$83,830	$0	$86,096	$86,096
Robert C. Savage	$4,413	$88,895	$93,308	$0	$86,096	$86,096
George M. Smart	$207,765	$0	$207,765	$0	$86,096	$86,096
Wes M. Taylor	$4,286	$86,536	$90,822	$0	$86,096	$86,096
Jesse T. Williams, Sr.	$80,300	$0	$80,300	$0	$86,096	$86,096
Dr. Patricia K. Woolf	$1,529	$35,071	$36,600	$35,967	$0	$35,967

(1)             These columns represent the value of cash and deferred cash received by a director in 2006. Additionally, these include the dollar value of cash that a director gave up in order to receive Company stock and the associated 20 percent matching contribution.

(2)             Fees paid or deferred in stock represent the purchase price and commission fee paid for the stock on the date it was purchased in accordance with Statement 123R. The dollar value also includes the full cost associated with the 20 percent matching contribution that directors receive as part of their deferral election, even though the 20 percent portion is earned over three years, as the shares are purchased at the time the directors are entitled to have the 20 percent portion applied to their account. Compensation costs associated with the 20 percent bonus applied to the directors individual accounts for 2004 and 2005 are not included in this table, as the stock was purchased in full in the respective years. The aggregate fair market value of the stock awards is the same as the Statement 123R value. Assumptions made regarding the valuation of this equity product is further explained in Item 4 (Stock Based Compensation) of the Company’s Annual Report on Form 10-K filed with the SEC.

(3)             The dollar values of these columns reflect the payment or partial payment of the equity retainer received by directors who join or retire from the Board throughout the year.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information as of December 31, 2006, regarding compensation plans for which shares of FirstEnergy common stock may be issued.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	7,157,892	(1)	$32.91	(2)	2,824,394	(3)
Equity compensation plans not approved by security holders(4)	0		N/A		0
Total	7,157,892		$32.91		2,824,394

(1)    Represents shares of common stock that could be issued upon exercise of outstanding options granted under the FirstEnergy Corp. Executive and Director Incentive Compensation Plan (later referred to in these notes as the Plan). No stock options have been granted after 2004. This number does not include 25,414 shares of common stock that could be issued upon exercise of outstanding options granted under plans assumed by FirstEnergy in acquisitions. The aggregate weighted-average exercise price of all outstanding options under the assumed plans is $24.29. FirstEnergy cannot grant additional options under the assumed plans. Does not include 958,305 shares subject to outstanding awards of restricted stock units granted under the Plan. This number does include 580,042 performance shares that have been granted and the Company anticipates paying out such shares in cash.

(2)    The performance shares were not included in the calculation for determining the weighted-average exercise price.

(3)    Includes an indeterminate number of common shares that may be issued upon the settlement of outstanding performance shares and restricted stock units granted under the Plan, as well as upon the settlement of future grants of performance shares, stock appreciation rights, and restricted stock under the Plan.  If certain corporate performance goals are attained, performances shares can be paid in the form of cash or common stock, at the discretion of the Compensation Committee. However, historically, such performance shares have been paid out in cash.  Therefore the above number has not been reduced by the 580,042 performance shares included in the Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights column.  No grants of stock appreciation rights have been awarded under the Plan. Restricted stock always is issued in the form of common stock. Not included in the number above are the shares that have been deferred into the EDCP (628,539) and shares that have been deferred into the Director's Plan (268,535). A majority of shares deferred in the EDCP are in retirement shares that will automatically convert to, and payout in, cash upon retirement. The Company purchases shares in the open market under the Director's Plan at the time of deferral, so upon payout no additional shares are purchased.  Also, of the total shares available for future issuance reported above, no more than 2,118,296 common shares may be issued in connection with performance shares or restricted stock granted under the Plan.

(4)    All equity compensation plans have been approved by security holders.

Annex A

This 2007 Incentive Plan is being filed with the Securities and Exchange Commission pursuant to Instruction 3 to Item 10 of Schedule 14A, but is not part of this proxy statement.

FirstEnergy Corp.

2007 Incentive Plan

Amendment and Restatement

Effective May 15, 2007

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FirstEnergy Corp. 2007 Incentive Plan

Article 1.  Establishment, Purpose, and Duration

1.1  Establishment. FirstEnergy Corp., an Ohio corporation (the “Company”), hereby amends and restates in its entirety the FirstEnergy Corp. Executive and Director Incentive Compensation Plan, renamed as the “FirstEnergy Corp. 2007 Incentive Plan” (the “Plan”), as set forth in this document.

This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Cash-Based Awards and Other Stock-Based Awards.

1.2  Purpose of This Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to key employees and Directors that will link their personal interests to the long-term financial success of the Company and its Subsidiaries, and to increase shareholder value.  The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract and retain the services of employees and Directors whose judgment, interest, efforts and special skills will help enable the Company to succeed.  The Plan is intended to permit the preservation of the maximum deductibility of all Awards within the structure of Code Section 162(m).

1.3  Duration of This Plan. This amended and restated Plan shall become effective upon shareholder approval (the “Effective Date”).  After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding subject to this Plan’s terms and conditions.  Incentive Stock Options cannot be granted more than ten (10) years after the earlier of the date of adoption of this Plan by the Board and the Effective Date.

Article 2.  Definitions

As used in this Plan, the following capitalized terms shall have the following meanings:

2.1  “Annual Award Limit” and “Annual Award Limits” have the meanings set forth in Section 4.3.

2.2  “Award” means, individually or collectively, a grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Cash-Based Awards, or Other Stock-Based Awards under and subject to the terms of this Plan.

2.3  “Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms of an Award, or (b) a written or electronic statement issued by the Company to a Participant describing the terms of an Award, including any amendment or modification thereof.  The Committee may provide for the use of electronic,

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Internet, or other non-paper Award Agreements, and the use of electronic, Internet, or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.4  “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5  “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6  “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.7  “Cause” shall mean:

(a)                                  the willful and continued failure by a Participant to substantially perform his/her duties (other than any such failure resulting from the Participant’s Disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company or any of its Subsidiaries, as the case may be, believes that the Participant has not substantially performed his/her duties, and the Participant has failed to remedy the situation within ten (10) business days of receiving such notice; or

(b)                                 the Participant’s conviction for committing a felony or a crime involving an act of moral turpitude, dishonesty or misfeasance; or

(c)                                  the willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company or any of its Subsidiaries.  However, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his/her action or omission was in the best interest of the Company or any of its Subsidiaries; or

(d)                                 a material breach by a Participant of any agreement between the Participant and the Company.

2.8  “Change in Control” shall mean:

(a)                                  An acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) immediately after which such Person has beneficial ownership of fifty percent (50%) (twenty-five percent (25%) if such Person proposes any individual for election to the Board or any member of the Board is the representative of such Person) or more of either:  (i) the then-outstanding shares of common

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                                                stock of the Company (the “Outstanding Company Common Stock”), or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control:

(i)                                     Any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege);

(ii)                                  Any acquisition by the Company;

(iii)                               Any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

(iv)                              Any acquisition by any corporation pursuant to a reorganization, merger, or consolidation (collectively “Reorganization”) if, following such Reorganization, the conditions described in (c)(i), (c)(ii), and (c)(iii) of this Section are satisfied.

(b)                                 Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date of adoption whose election, or nomination for election by the Company’s shareholders, is approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (within the meaning of solicitations subject to Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act or any successor rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)                                  Consummation of a Reorganization, or sale or other disposition of all or substantially all of the assets of the Company in one transaction or a series of related transaction, in each case, unless, following such Reorganization, or sale or other disposition of assets:

(i)                                     More than seventy-five percent (75%) of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Reorganization or acquisition of such assets and the combined voting power of the then-outstanding voting securities of such resulting or acquiring corporation entitled to vote generally in the election of Directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities

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                                                who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Reorganization, or sale or other disposition of assets in substantially the same proportions as their ownership, immediately prior to such Reorganization, or sale or other disposition of assets, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

(ii)                                  No Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Reorganization, or sale or other disposition of assets, and any Person beneficially owning, immediately prior to such Reorganization, or sale or other disposition of assets, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Reorganization or acquiring such assets, or the combined voting power of the then-outstanding voting securities of such resulting or acquiring corporation that are entitled to vote generally in the election of directors; and

(iii)                               At least a majority of the members of the board of directors of the corporation resulting from such Reorganization or acquisition of such assets were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Reorganization, or sale or other disposition of assets; or

(d)                                 Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

However, in no event will a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction.  The Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (excluding passive ownership of less than five percent (5%) of the voting securities of the purchasing company or ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board of Directors).

In addition, a Change in Control may occur only with respect to the Company.  A change in ownership of common stock of an affiliate or subsidiary, change in

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membership of a board of directors of an affiliate or subsidiary, the sale of assets of an affiliate or subsidiary, or any other event described in this subsection that occurs only with respect to an affiliate or subsidiary does not constitute a Change in Control.

2.9  “Code” means the Internal Revenue Code of 1986, as amended from time to time.  References to Code Sections shall be deemed to include references to any applicable regulations thereunder and any successor provision with the same or similar purpose.

2.10  “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan.  The Committee members shall be appointed from time to time by, and shall serve at the discretion of, the Board.  If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.11  “Company” means FirstEnergy Corp., an Ohio corporation, and any successor thereto as provided in Article 20.

2.12  “Covered Employee” means any Employee who is or may become a “covered employee,” as defined in Code Section 162(m), and who is designated, as an individual Employee or as a member of a class of Employees, by the Committee.

2.13  “Director” means a member of the Board.

2.14  “Disability” means, as of any date, a Participant’s qualification for, and receipt of, benefits under the Company’s then-existing long-term disability plan or program.

2.15  “Effective Date” has the meaning set forth in Section 1.3.

2.16  “Employee” means any individual performing services for the Company, or a Subsidiary and designated as an employee of the Company, or its Subsidiaries on the payroll records thereof.  An Employee shall not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant or an employee of an employment, consulting, or temporary agency or any entity other than the Company or a Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as, a common law employee of the Company or Subsidiary during such period by a court, agency or otherwise.

2.17  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

2.18  “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option or the price established at the time of grant of an SAR pursuant to Article 7 which is used to determine the amount of any payment due upon exercise of the Option or SAR, as the case may be.

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2.19  “Fair Market Value” or “FMV” means an amount, unless the Committee determines otherwise, with respect to publicly traded Shares equal to the average of the high and low sales prices of the common stock as reported on the composite tape of the New York Stock Exchange for the date in which the determination of the fair market value is made or, if there are no sales of common stock on that date, then on the next preceding date on which there were sales of common stock.  If Shares are not publicly traded, Fair Market Value shall be determined by the Committee in such manner as it deems appropriate.  The Committee may determine Fair Market Value on other reasonable bases including a price based on the opening, closing, actual, high, low or average selling prices of a Share reported on the New York Stock Exchange or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day or an average of trading days, as determined by the Committee in its sole discretion.  Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement or payout of an Award.  Notwithstanding anything in this Plan to the contrary, “Fair Market Value” shall be determined in a manner consistent with exemption from, and avoidance of adverse tax consequences under, Code Section 409A and, with respect to ISOs, also in a manner consistent with Code Section 422.

2.20  “Full-Value Award” means an Award other than in the form of an ISO, NSO or SAR, and which is settled with Shares.

2.21  “Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

2.22  “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

2.23  “Nonemployee Director” means a Director who is not an Employee.

2.24  “Nonemployee Director Award” means any NSO, SAR or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan.

2.25  “Nonqualified Stock Option” or “NSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.26  “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.27  “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described in this Plan, granted pursuant to Article 10.

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2.28  “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.29  “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation for Covered Employees.

2.30  “Performance Measures” means measures described in Article 12 upon which performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan for Awards to qualify as Performance-Based Compensation.

2.31  “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.32  “Performance Share” means an Award under Article 9 and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is a function of the extent to which, or whether, corresponding performance criteria have been achieved.

2.33  “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based upon the passage of time, the achievement of performance goals, or upon the occurrence or non-occurrence of other events as determined by the Committee, in its sole discretion), as provided in Article 8.

2.34  “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.35  “Plan” means this FirstEnergy Corp. 2007 Incentive Plan, as it may be amended from time to time.

2.36  “Plan Year” means the calendar year.

2.37  “Restricted Stock” means an Award granted to a Participant pursuant to Article 8, which is not a Restricted Stock Unit.

2.38  “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, pursuant to which no Shares are actually awarded to the Participant on the Grant Date.

2.39  “Share” means a share of common stock of the Company, $.10 par value per share.

2.40  “Stock Appreciation Right” or “SAR” means an Award designated as a stock appreciation right, granted pursuant to Article 7.

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2.41  “Subsidiary” means any corporation or other entity in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

Article 3.  Administration

3.1  General. The Committee shall be responsible for administering this Plan, subject to this Article and the other provisions of this Plan.  The Committee shall consist of such number of Nonemployee Directors as is necessary for compliance with Code Section 162(m) and Rule 16b-4 of the Exchange Act, as and when applicable.  The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers, administrators and Directors shall be entitled to rely upon the advice, opinions or valuations of any such individuals.  All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company and all other individuals.

3.2  Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms of this Plan and any Award Agreement or other agreement or document ancillary or related to this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments and guidelines for administering this Plan as the Committee may deem necessary or proper.  Such authority shall include selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, resolving or reconciling any ambiguity or inconsistency of or among provisions of the Plan, any Award Agreement or related documents, correcting any defect (including scrivener’s errors), supplying any omission and, subject to Article 18, adopting modifications and amendments to this Plan or any Award Agreement, including any that are necessary to comply with, or obtain favorable treatment under, applicable laws.

Notwithstanding the foregoing, the Committee shall have no authority to adjust upwards the amount payable to a Covered Employee with respect to a particular Award, to take any of the foregoing actions, or to take any other action to the extent that such action or the Committee’s ability to take such action would cause any Award under the Plan to any Covered Employee to fail to qualify as “performance-based compensation” within the meaning of Code Section 162(m)(4).  Subject to Section 4.4, in no event shall the Committee have the right to: (i) cancel outstanding Options or SARs for the purpose of replacing or regranting such Options or SARs with an exercise price that is less than the original exercise price of the Option or SAR, or (ii) change the Option Price of an Option or SAR to an exercise price that is less than the original Option or SAR Exercise Price, without first obtaining the approval of shareholders.  Also notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.4) may be taken with respect to an outstanding Award except in accordance with Section 18.3.

3.3  Procedures of the Committee.  All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present.  A majority of the entire Committee shall constitute

8

a quorum for the transaction of business.  Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed (including electronic signatures) by each member of the Committee and filed with the minutes for proceedings of the Committee.  Service on the Committee shall constitute service as a Director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company’s Amended Code of Regulations and Ohio law for their services as Directors.

3.4  Delegation. The Committee may delegate to one or more of its members or to one or more officers or employees of the Company and its Subsidiaries or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.  The Committee may authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees (other than Covered Employees) to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an insider (as determined by the Board applying Section 16 of the Exchange Act and related guidance); (ii) the Committee action providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4.  Shares Subject to This Plan and Maximum Awards

4.1  Number of Shares Available for Awards.

(a)                                  Subject to adjustment as provided in Section 4.4, the maximum number of Shares available for grant to Participants under this Plan (the “Share Authorization”) shall be:

(i)                                     Six Million Five Hundred Fifty Thousand (6,550,000) Shares, plus

(ii)                                  The number of Shares available for issuance under the Plan immediately prior to the Effective Date of this amended and restated Plan.

(b)                                 All Shares of the Share Authorization may be issued pursuant to ISOs under this Plan.

(c)                                  The maximum number of Shares of the Share Authorization that may be issued to Nonemployee Directors shall be Two Hundred Thousand (200,000) Shares.

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4.2  Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued to a Participant or beneficiary.  Any Shares related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan.  The Shares available for issuance under this Plan may be authorized and unissued Shares, treasury Shares or Shares obtained on the open market.

4.3  Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”), as adjusted pursuant to Sections 4.4 and 18.2, shall apply to grants of such Awards under this Plan for Plan Years beginning on or after January 1, 2007:

(a)                                  Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be Five Hundred Thousand (500,000) Shares.

(b)                                 SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be Five Hundred Thousand (500,000) Shares.

(c)                                  Restricted Stock:  The maximum aggregate grant with respect to Awards of Restricted Stock in any one Plan Year to any one Participant shall be Two Hundred Fifty Thousand (250,000) Shares.

(d)                               Restricted Stock Units:  The maximum aggregate grant with respect to Awards of Restricted Stock Units in any one Plan Year to any one Participant shall be Two Hundred Fifty Thousand (250,000) Shares.

(e)                                  Performance Shares: The maximum aggregate Award of Performance Shares that any one Participant may receive in any one Plan Year shall be Two Hundred Fifty Thousand (250,000) Shares or an amount equal to the Fair Market Value of Two Hundred Fifty Thousand (250,000) Shares, determined as of the date of vesting.

(f)                                    Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year, including the 2007 Plan Year, may not exceed Five Million Dollars ($5,000,000).

(g)                                 Other Stock-Based Awards: The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 10.2 in any one Plan

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                                                Year to any one Participant shall be Two Hundred Fifty Thousand (250,000) Shares.

4.4  Adjustments in Authorized Shares. In the event of any corporate event or transaction (including a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in-kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Exercise Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect, or related to, such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. Subject to Article 18, but notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate.

The determination of the Committee as to the foregoing adjustments and substitutions, if any, shall be conclusive and binding on Participants and beneficiaries under this Plan.  The adjustments and substitutions described in this Section shall be made in compliance with:  (i) Code Sections 422 and 424 with respect to ISOs; (ii) Treasury Department Regulation Section 1.424-1 (and any successor) with respect to NSOs, applied as if the NSOs were ISOs; (iii) Code Section 409A, to the extent necessary for exemption therefrom, and to avoid adverse tax consequences thereunder; and (iv) Code Section 162(m) with respect to Awards granted to Covered Employees that the Committee intends be Performance-Based Compensation; unless specifically determined otherwise by the Committee.

Article 5.  Eligibility and Participation

5.1  Eligibility. Individuals eligible to participate in this Plan include all Employees and Directors.

5.2  Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals (or classes or

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categories of individuals) to whom Awards shall be granted and shall determine, in its sole discretion, the nature and terms of each Award.

Article 6.  Stock Options

6.1  Grant of Options. Subject to the terms of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in its sole discretion; provided, however, that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424) and only prior to the tenth anniversary of the Effective Date.  An Employee who is employed by a Subsidiary may only be granted Options to the extent the Subsidiary is part of: (a) the Company’s controlled group of corporations, or (b) a trade or business under common control; as of the Date of Grant, each as determined under the rules of Code Section 414, but substituting for this purpose ownership of at least fifty percent (50%) of the Subsidiary to determine the members of the controlled group of corporations and the entities under common control.

6.2  Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.  The Award Agreement shall also specify whether the Option is intended to be an ISO or an NSO.

6.3  Exercise Price. The Exercise Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Exercise Price must be at least equal to one hundred percent (100%) of the FMV of the underlying Shares on the Grant Date. With respect to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company, any Subsidiary or any Affiliate, the Exercise Price of Shares subject to an ISO shall be at least equal to one hundred ten percent (110%) of the FMV of such Shares on the Grant Date.

6.4  Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary of its Date of Grant.

6.5  Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.  The aggregate FMV of Shares with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (under this Plan or any other plan adopted by the Company or its parent or subsidiary) shall not exceed one hundred thousand dollars ($100,000).  If such aggregate FMV (determined with respect to each ISO at the time of grant) exceeds such amount, such number of ISOs as have an aggregate FMV equal to the amount in excess of such amount shall be treated as NSOs.

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6.6  Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

Payment of the Exercise Price is a condition precedent to the issuance of the Shares as to which an Option is exercised.  The Exercise Price shall be payable to the Company in full by: (a) paying cash or its equivalent; (b) tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price; (c) cashless (broker-assisted) exercise; (d) any combination of (a), (b), and (c); or (e) any other method or methods approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares or, upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).  Alternatively, if the relevant Award Agreement requires payment of cash or its equivalent at that time, the Company shall pay to the Participant the appropriate amount of cash or its equivalent.

6.7  Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article as it may deem advisable including minimum holding period requirements and restrictions under applicable federal securities laws, the rules of any stock exchange or market upon which such Shares are then listed or traded or any blue sky or state securities laws applicable to such Shares.

6.8  Termination of Employment.  If a Participant’s employment terminates because of death, any outstanding Options the Participant may have become immediately exercisable until the earlier of the expiration date of the Options or the first anniversary of termination of employment.  The person or persons acquiring the Participant’s rights under the Options pursuant to Article 15 shall be entitled to exercise the Options.

If a Participant’s employment terminates because of Disability or retirement, including early retirement (with retirement and early retirement defined for purposes of this Section under the then-existing rules of the Company or any of its Subsidiaries, as the case may be), any outstanding Options the Participant shall continue to vest per the vesting schedule in the relevant Award Agreement; provided, however, that if the Participant subsequently dies with unexercised Options, vesting and exercisability will be governed by the provisions of this section relating to termination of employment due to death.

If a Participant’s employment terminates for reasons other than death, Disability, retirement (including early retirement) or Cause, the Participant may exercise any vested Options he or she may have until the earlier of the date ending 90 days after termination of

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employment and the date of expiration of the term of the Options.  Otherwise, the Participant shall not have any rights with respect to the Options in addition to those he had at termination of employment.  Notwithstanding the foregoing, the Committee in its sole discretion may extend the foregoing 90 day period to up to one year, but not beyond the expiration date of the Options.

If a Participant’s employment terminates for Cause, any outstanding Options the Participant may have will be forfeited immediately.

6.9  Notification of Disqualifying Disposition. If any Participant disposes of Shares issued pursuant to an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), the Participant shall notify the Company of the disposition within ten (10) days thereof.

6.10  No Other Feature of Deferral. No Option granted pursuant to this Plan shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the later of the exercise or disposition of the Option, or the time the stock acquired pursuant to the exercise of the Option first becomes substantially vested.

Article 7.  Stock Appreciation Rights

7.1  Grant of SARs. Subject to the terms of this Plan, SARs may be granted to Participants at any time, and from time to time, as shall be determined by the Committee in its sole discretion.  However, an Employee of a Subsidiary may only be granted SARs to the extent the Subsidiary is: (a) part of the Company’s controlled group of corporations, or (b) a trade or business under common control with the Company, as of the date of grant, each determined under the rules of Code Section 414, but substituting for this purpose ownership of at least fifty percent (50%) of the Subsidiary to determine the members of the controlled group of corporations and the entities under common control.

Subject to the terms of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and the terms and conditions pertaining to such SARs.

The Exercise Price for each SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, that the Exercise Price must be at least equal to one hundred percent (100%) of the FMV of the underlying Shares on the Grant Date.

7.2  SARs Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR and such other provisions as the Committee shall determine.

7.3  Term of SARs. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the

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Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary of its grant.

7.4  Exercise of SARs. SARs may be exercised upon the terms and conditions imposed by the Committee in its sole discretion.

7.5  Settlement of SARs. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)                            The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b)                           The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, payment upon the exercise of an SAR may be in cash, Shares or a combination thereof, or in any other manner approved by the Committee.  The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.6  Termination of Employment. If a Participant’s employment terminates, the exercisability of any outstanding SARs he or she may have will be subject to the provisions of Section 6.8, applied as if the SARs were Options.

7.7  Other Restrictions. The Committee shall impose such other conditions and restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem necessary or advisable.  These restrictions may include a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

7.8  No Other Feature of Deferral. No SAR granted pursuant to this Plan shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Stock Appreciation Right.

Article 8.  Restricted Stock and Restricted Stock Units

8.1  Grant of Restricted Stock or Restricted Stock Units. Subject to the terms of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine.  For informational purposes, Restricted Stock Units are similar to Restricted Stock except that no Shares are actually awarded to the Participant on the Grant Date.

8.2  Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted and such other provisions as the Committee shall determine.

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8.3  Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units as it may deem advisable including requirements that Participants pay stipulated purchase prices for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.  The determination of the Committee with respect to the form of payment shall be set forth in the relevant Award Agreement.

8.4  Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation or law, is subject to certain restrictions on transfer set forth in the FirstEnergy Corp. 2007 Incentive Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in a Restricted Stock Award Agreement dated                        .  A copy of the Plan, such rules and procedures, and such Restricted Stock Award Agreement may be obtained from the Corporate Secretary of FirstEnergy Corp.”

8.5  Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.  A Participant shall have no voting rights with respect to any Restricted Stock Units.

8.6  Termination of Employment. If a Participant’s employment with the Company or its Subsidiaries terminates because of death or Disability during a Period of Restriction, the Period of Restriction shall automatically terminate.  Except as otherwise provided in

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Section 8.3 and the relevant Award Agreement, the Restricted Stock shall become free of restrictions and fully transferable and Restricted Stock Units shall become Shares issuable free of restrictions, but in each case subject to the satisfaction of applicable tax withholding requirements.

If a Participant’s employment terminates due to retirement, including early retirement (with retirement and early retirement defined for purposes of this Section under the then-existing rules of the Company or any of its Subsidiaries, as the case may be), the Committee in its sole discretion may waive or modify the restrictions remaining on any or all Shares of Restricted Stock or any or all Shares subject to Restricted Stock Units as it deems appropriate.

If a Participant’s employment terminates due to death, Disability or retirement, then notwithstanding the foregoing, the Committee may provide that the Participant receives a prorated payment based on the Participant’s number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals.  The Committee may also require that a Participant have a minimum number of full months of service during the Performance Period to qualify for an Award payment.

If a Participant’s employment terminates for any reason other than death, Disability or retirement, including early retirement, during a Period of Restriction, any Shares of Restricted Stock or Restricted Stock Units still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that in the event termination is for a reason other than Cause, the Committee, in its sole discretion, may waive or modify the automatic forfeiture of any or all such Restricted Stock or Restricted Stock Units as it deems appropriate.

Article 9.  Performance Shares

9.1  Grant of Performance Shares. Subject to the terms of this Plan, the Committee, at any time and from time to time, may grant Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2  Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.  The Committee shall set performance goals in its sole discretion which, depending on the extent to which they are met, will determine the value and number of Performance Shares upon which payout will be based.

9.3  Earning of Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares shall be entitled to receive payout based upon the value and number of Performance Shares earned by the Participant over the Performance Period determined as a function of the extent to which, or whether, the corresponding performance goals have been achieved.

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9.4  Form and Timing of Payment of Performance Shares. Payment of earned Performance Shares shall be in such form and at such time as determined by the Committee and as evidenced in the Award Agreement.  Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned  Performance Shares in the form of cash or Shares (or in a combination thereof) equal to the value of the earned Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout shall be set forth in the relevant Award Agreement.

9.5  Termination of Employment. If a Participant’s employment terminates because of death, Disability or retirement, including early retirement (with retirement and early retirement defined for purposes of this Section under the then-existing rules of the Company or any of its Subsidiaries, as the case may be), the holder of a Performance Share shall receive a prorated payment based on the Participant’s number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals, as determined by the Committee in its sole discretion.  The Committee may require that a Participant have a minimum number of full months of service during the Performance Period to qualify for an Award payment.  The Committee may make such adjustments to the terms of this paragraph as it may deem advisable to preserve deductibility under Code Section 162(m).

If a Participant’s employment terminates for any reason other than death, Disability or retirement, including early retirement, all Performance Shares in which he or she then had any interest shall be forfeited; provided, however, that if termination is for a reason other than Cause, the Committee, in its sole discretion, may waive the automatic forfeiture provisions.

Article 10.  Cash-Based Awards and Other Stock-Based Awards

10.1  Grant of Cash-Based Awards. Subject to the terms of the Plan, the Committee may, at any time and from time to time, grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.  The Committee may designate Cash-Based Awards to Covered Employees as being Performance-Based Compensation.

10.2  Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described in this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine.  Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares.  The Committee may designate Other Stock-Based Awards to Covered Employees as being Performance-Based Compensation.

10.3  Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.

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Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its sole discretion.  If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which, or whether, the performance goals are met.

10.4  Payment of Cash-Based Awards and Other Stock-Based Awards. Any payment with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares, as the Committee determines.

10.5  Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with, or provision of services to, the Company and Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan and may reflect distinctions based on the reasons for termination.

Article 11.  Transferability of Awards

Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under this Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  In no event may an Award be transferred for value.  Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all Awards granted to a Participant under this Plan shall be exercisable during his or her lifetime only by the Participant.

Article 12.  Performance Measures

12.1  Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)                                  Net earnings or net income (before or after taxes);

(b)                                 Income

(c)                                  Retained earnings;

(d)                                 Earnings per share;

(e)                                  Net sales or revenue growth;

(f)                                    Net operating profit or income;

(g)                                 Return measures (including return on assets, capital, invested capital, equity, sales or revenue);

(h)                                 Cash flow (including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment);

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(i)                                     Earnings before or after taxes, interest, depreciation and/or amortization;

(j)                                     Gross or operating margins;

(k)                                  Productivity ratios;

(l)                                     Share price (including growth measures and total shareholder return);

(m)                               Costs or cost control;

(n)                                 Margins;

(o)                                 Operating efficiency;

(p)                                 Operating and maintenance cost management

(q)                                 Demand-side management (including conservation and load management)

(r)                                    Market share;

(s)                                  Service reliability;

(t)                                    Energy production availability performance;

(u)                                 Results of customer satisfaction or employee satisfaction surveys;

(v)                                 Aggregate product price and other product price measures;

(w)                               Working capital;

(x)                                   Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(y)                                 Management development;

(z)                                   Succession planning;

(aa)                            Shaping legislative and regulatory initiatives and outcomes;

(bb)                          Taxes;

(cc)                            Safety record;

(dd)                          Depreciation and amortization;

(ee)                            Total shareholder return;

(ff)                                Workforce hiring plan measures;

(gg)                          Air quality control project management;

(hh)                          Environmental;

(ii)                                  Risk management;

(jj)                                  Technology upgrade measures;

(kk)                            Financial contribution to earnings from special projects or initiatives;

(ll)                                  Capital expenditures;

(mm)                      Generation output;

(nn)                          Power supply sourcing adequacy;

(oo)                          Results of asset acquisitions;

(pp)                          Results of asset divestitures;

(qq)                          Capitalization;

(rr)                                Credit metrics;

(ss)                            Credit ratings;

(tt)                                Compound growth rates (earnings, revenue, income from continuing operations, cash generation, etc.);

(uu)                          Generation outage duration;

(vv)                          Transmission outage duration;

(ww)                      Distribution outage duration;

(xx)                              Value creation;

(yy)                          Effective tax rate;

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(zz)                              Financing flexibility;

(aaa)                      Financing capability; and

(bbb)                   Value returned to shareholders.

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary or Subsidiaries as a whole or any business unit of the Company and/or a Subsidiary or Subsidiaries or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select a share price performance measure as compared to various stock market indices.  The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article.

12.2  Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s consolidated report to the investment community or investor letters, (f) acquisitions or divestitures and (g) foreign exchange gains and losses.  To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility except as otherwise determined by the Committee in its sole discretion.

12.3  Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward.  The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or a combination of the two, as the Committee determines.

12.4  Committee Discretion. If applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.  In addition, in the event the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on performance measures other than those set forth in Section 12.1.

Article 13.  Nonemployee Director Awards

The Board or Committee shall establish the terms of any Awards to Nonemployee Directors.

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Article 14.  Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee.  Dividend equivalents shall be converted to cash or additional Shares by a formula, at a time and subject to any limitations as may be determined by the Committee.

Article 15.  Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit payable for a particular type of Award under this Plan is to be paid in case of the Participant’s death before the Participant receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant with respect to the same type of Award, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of any such beneficiary designation, or a beneficiary designation for a particular type of Award, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator or legal representative.

Article 16.  Rights of Participants

16.1  Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company and its Subsidiaries to terminate any Participant’s employment or service, at any time or for any reason, nor confer upon any Participant any right to continue employment or service as a Director for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or its Subsidiaries and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company and its Subsidiaries.

16.2  Participation. No individual shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

16.3  Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

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Article 17.  Change in Control

17.1  Change in Control of the Company. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article shall apply in the event of a Change in Control unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement.

Upon a Change in Control, except to the extent that another Award meeting the requirements of Section 17.2 (a “Replacement Award”) is provided to the Participant to replace such Award (the “Replaced Award”), all then-outstanding Stock Options and Stock Appreciation Rights shall immediately become fully vested and exercisable, and all other then-outstanding Awards whose exercisability depends merely on the satisfaction of a service obligation by a Participant to the Company or Subsidiary shall vest in full and be free of restrictions related to the vesting of such Awards.  The treatment of any other Awards shall be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

Except to the extent that a Replacement Award is provided to the Participant, the Committee may, in its sole discretion:  (a) determine that any or all outstanding Awards granted under the Plan, whether or not exercisable, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share of Common Stock subject to such Awards a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a Share of Common Stock in connection with such transaction and the purchase price per share, if any, under the Award multiplied by the number of Shares of Common Stock subject to such Award; provided that if such product is zero or less, or to the extent that the Award is not then exercisable, the Awards will be canceled and terminated without payment therefor, or (b) provide that the period to exercise Options or Stock Appreciation Rights granted under the Plan shall be extended (but not beyond the expiration of such Options or Stock Appreciation Rights).

17.2  Replacement Awards. An Award shall meet the conditions of this Section (and hence qualify as a Replacement Award) if: (a) it has a value at least equal to the value of the Replaced Award as determined by the Committee in its sole discretion; (b) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; and (c) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control).  Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied.  The determination of whether the conditions of this Section are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

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17.3  Termination of Employment. Upon a termination of employment or termination of directorship of a Participant occurring in connection with or during the period of two (2) years after such Change in Control, other than for Cause: (a) all Replacement Awards held by the Participant shall become fully vested and (if applicable) exercisable and free of restrictions, and (b) all Stock Options and Stock Appreciation Rights held by the Participant immediately before the termination of employment or termination of directorship that the Participant held as of the date of the Change in Control or that constitute Replacement Awards shall remain exercisable until the earlier of one (1) year following such termination and expiration of the stated term of such Stock Option or SAR; provided that if the applicable Award Agreement provides for a longer period of exercisability, that provision shall control.

Article 18.  Amendment, Modification, Suspension and Termination

18.1  Amendment, Modification, Suspension and Termination. Subject to Section 18.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced (with any other Awards), regranted through cancellation or regranted by lowering the Exercise Price of a previously granted Option or SAR, nor will any outstanding underwater Options or SARs under this Plan be purchased for cash.

18.2  Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.4) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

18.3  Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 18.4), no termination, amendment, suspension or modification of this Plan or an Award Agreement shall materially and adversely affect any Award previously granted under this Plan without the written consent of the Participant who received such Award.

18.4  Amendment to Conform to Law.

(a)                                  Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement prospectively or retroactively as it deems necessary or advisable to conform the Plan or an Award Agreement to any present or future law relating to plans of this or

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                                                similar nature, and to the administrative regulations and rulings promulgated thereunder.  By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section to any Award granted under the Plan without further consideration or action.

(b)                                 Except as may otherwise be expressly provided in an Award Agreement, the Committee intends that Awards be exempt from, and avoid adverse tax consequences under, Code Section 409A and all Awards shall be interpreted, construed and administered accordingly.  The Committee may amend, modify or reform the Plan or an Award Agreement, both prospectively and retroactively and without notice to or the consent of any Participant or beneficiary, to obtain or preserve such exemption or avoidance of adverse tax consequences.  The Committee, in its sole discretion, shall determine to what extent, if any, this Plan or an Award Agreement must be amended, modified or reformed or a substitute Award or Award Agreement must be made.

Article 19.  Withholding

19.1  Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

19.2  Share Withholding or Open Market Sales. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement by having the Company withhold Shares having a Fair Market Value on the date the withholding amount is to be determined in an amount equal to the minimum statutory tax or sell Shares on the open market having a Fair Market Value on the date the withholding amount is to be determined in an amount not to exceed the total tax that could be imposed on the transaction.  All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 20.  Successors

All obligations of the Company under this Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

25

Article 21.  General Provisions

21.1  Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

21.2  Interpretation. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.  The word “including” or any variation thereof, means “including, without limitation,” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

21.3  Severability. In the event any provision of this Plan shall be found illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

21.4  Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

21.5  Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)                                  Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)                                 Completion of any registration or other qualification of the Shares under any applicable ruling of any governmental body that the Company determines are necessary or advisable.

21.6  Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such authority is not obtained.

21.7  Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment purposes and without any intention to sell or distribute the Shares.

21.8  Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of those Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

26

21.9  Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments that the Company and its Subsidiaries may make to aid it in meeting its obligations under this Plan.  Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other individual.  To the extent that any individual acquires a right to receive payments from the Company or its Subsidiaries under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or Subsidiary, as the case may be.  All payments to be made hereunder shall be paid from the general funds of the Company or a Subsidiary, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

21.10  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award.  The Committee shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

21.11  Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

21.12  No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or a Subsidiary to take any action which such entity deems to be necessary or appropriate.

21.13  Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Ohio, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.  Unless otherwise provided in the Award Agreement, recipients of an Award and their beneficiaries, estates, successors and assignees are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Ohio, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

21.14  Action Required.  If a Participant or beneficiary is required to take any action under this Plan within a certain number of days, and the final day of such period ends on Saturday, Sunday or a federal holiday, the Participant or beneficiary must take such action no later than the last business day preceding such day.

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76 South Main St. Akron, Ohio 44308
David W. Whitehead
Corporate Secretary

April 2, 2007

Dear Shareholder:

You are invited to attend the 2007 FirstEnergy Corp. Annual Meeting of Shareholders at 10:30 a.m., Eastern time, on Tuesday, May 15, 2007, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio.

As you may recall, you previously consented to accessing annual reports and proxy statements on the Internet instead of receiving paper copies. To access and view the proxy statement and annual report, please go to the Internet address listed on your proxy card under voting option “Vote by Internet.”

The Notice of Annual Meeting of Shareholders is printed on the back of this letter. As part of the agenda, business to be voted on includes six items which are explained in the proxy statement. The first three items are the election of eleven members to your Board of Directors, the ratification of our independent registered public accounting firm, and the approval of the FirstEnergy Corp. 2007 Incentive Plan. Your Board of Directors recommends that you vote FOR Items 1-3. In addition, there are three shareholder proposals. Your Board of Directors recommends that you vote AGAINST these shareholder proposals, which are Items 4-6.

Enclosed is your proxy card, which provides instructions to appoint your proxy and vote your shares. We encourage you to take advantage of the telephone or Internet voting options. Please note that since you already have consented to accessing annual reports and proxy statements on the Internet, it is not necessary when voting your shares to again provide consent.

If you wish to receive paper copies of annual reports and proxy statements with proxy cards mailed to you in the future, or if you would like a paper copy of these documents sent to you now, please call FirstEnergy Shareholder Services at (800) 736-3402.

Your vote and support are important to us. If you are planning to attend the Annual Meeting, directions to the John S. Knight Center are included on your proxy card. We hope you can join us.

Sincerely,

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of Shares of Common Stock:

The 2007 FirstEnergy Corp. Annual Meeting of Shareholders will be held at 10:30 a.m., Eastern time, on May 15, 2007, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio. The purpose of the Annual Meeting will be to:

•       Elect eleven members to the Board of Directors to hold office until the next Annual Meeting;

•       Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2007;

•       Approve the FirstEnergy Corp. 2007 Incentive Plan;

•       Vote on three shareholder proposals, if properly presented at the Annual Meeting; and

•       Take action on other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Please read the accompanying proxy statement, then vote your shares by following the instructions on your proxy card to ensure your representation at the Annual Meeting.

Only shareholders of record at the close of business on March 21, 2007, or their proxy holders, may vote at the meeting.

On behalf of the Board of Directors,
David W. Whitehead Corporate Secretary

This notice and proxy statement are being mailed to shareholders on or about April 2, 2007.

c/o Corporate Election Services P.O. Box 3200 Pittsburgh, PA 15230	VOTE BY TELEPHONE

Have your proxy card available when you call
Toll-Free 1-888-693-8683 using a touch-tone
phone and follow the simple instructions to
record your vote.

VOTE BY INTERNET

Have your proxy card available when you
access the Internet site www.cesvote.com and
follow the simple instructions to record your vote.

VOTE BY MAIL

Mark your choices, sign, and date your proxy
card, and return it in the postage-paid
envelope provided or return it to: FirstEnergy
Corp., c/o Corporate Election Services, P.O.
Box 3200, Pittsburgh PA 15230.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683.	OR	Vote by Internet Access the Internet site and cast your vote: www.cesvote.com	OR	Vote by Mail Return your proxy in the postage-paid envelope provided.

Vote 24 hours a day, 7 days a week.

If you vote by telephone or Internet, please do not return your proxy card.

Your telephone or Internet vote must be received by 10:30 a.m. Eastern time on Tuesday, May 15, 2007, to be counted in the final tabulation

Please sign and date the proxy card below and fold and detach the card at the perforation before mailing.

This proxy card is solicited by the Board of Directors for the Annual Meeting of Shareholders to be held at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio, on Tuesday, May 15, 2007, at 10:30 a.m., Eastern time. When properly executed, your proxy card will be voted in the manner you direct; and, if you do not specify your choices, your proxy card will be voted FOR Items 1 – 3 and AGAINST Items 4 – 6.

The undersigned appoints David W. Whitehead and Edward J. Udovich as Proxies with the power to appoint their substitute; authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of FirstEnergy Corp. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 15, 2007, or at any adjournment; and authorizes them to vote, at their discretion, on other business that properly may come before the meeting.

Dated:	, 2007

Signature

Signature
Sign above as name(s) appear on this proxy card. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.

Please sign and mail promptly if you are not voting by telephone or Internet.

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly voting by telephone or Internet or by returning your proxy card in the enclosed envelope.

Please sign and date the proxy card below on the reverse side, and fold and detach the card at the perforation before mailing.

FIRSTENERGY CORP.								PROXY CARD

Your Board of Directors recommends a vote FOR Items 1 – 3.
1.	Election of eleven directors:
			☐	FOR all nominees listed below		☐	WITHHOLD AUTHORITY
				(except as marked to the contrary below)			to vote for all nominees listed below
	Nominees:	(01)	Paul T. Addison	(02)	Anthony J. Alexander	(03)	Michael J. Anderson	(04)	Dr. Carol A. Cartwright
		(05)	William T. Cottle	(06)	Robert B. Heisler, Jr.	(07)	Ernest J. Novak, Jr.	(08)	Catherine A. Rein
		(09)	George M. Smart	(10)	Wes M. Taylor	(11)	Jesse T. Williams, Sr.

To withhold authority to vote for individual Nominee(s), write the name(s) or number(s) on the line below:

2.	Ratification of independent registered public accounting firm				☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	Approval of the FirstEnergy Corp. 2007 Incentive Plan				☐	FOR	☐	AGAINST	☐	ABSTAIN
Your Board of Directors recommends a vote AGAINST Items 4 – 6.
4.	Shareholder proposal				☐	FOR	☐	AGAINST	☐	ABSTAIN
5.	Shareholder proposal				☐	FOR	☐	AGAINST	☐	ABSTAIN
6.	Shareholder proposal				☐	FOR	☐	AGAINST	☐	ABSTAIN
☐ Check this box if you consent to accessing, in the future, the annual report and proxy statement on the Internet (no paper copies).
SIGN THIS CARD ON THE REVERSE SIDE.

c/o Corporate Election Services P.O. Box 3200 Pittsburgh, PA 15230	VOTE BY TELEPHONE

Have this voting instruction form available when you
call Toll-Free 1-888-693-8683 using a touch-tone
telephone and follow the simple instructions to record
your vote.

VOTE BY INTERNET

Have this voting instruction form available when you
access the Internet site www.cesvote.com and
follow the simple instructions to record your vote.

VOTE BY MAIL

Please mark, sign, and date this voting instruction
form and return it in the postage-paid envelope
provided or return it to: Corporate Election Services,
P.O. Box 3200, Pittsburgh, PA 15230.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	OR	Vote by Internet Access the Internet site and cast your vote: www.cesvote.com	OR	Vote by Mail Return your voting instruction form in the postage-paid envelope provided.

Vote 24 hours a day, 7 days a week!

If you vote by telephone or Internet, please do not mail this voting instruction form.

Your vote must be received by 6:00 a.m. Eastern time on May 14, 2007 to be counted in the final tabulation.

BOX A	To Vote Allocated Shares	BOX B	To Vote Uninstructed or Unallocated
Shares

Please sign and date the voting instruction form below and fold and detach the card at perforation before mailing.

FIRSTENERGY CORP.						ALLOCATED SHARES			VOTING INSTRUCTIONS

Indicate your direction by marking an (x) in the appropriate boxes below. If no directions are indicated, the shares represented by this signed voting instruction form will be voted as your Board of Directors recommends, which is FOR Items 1 – 3 and AGAINST Items 4 – 6.

1.	Election of eleven directors:
	Nominees:	(01)	Paul T. Addison	(02)	Anthony J. Alexander	(03)	Michael J. Anderson		(04)	Dr. Carol A. Cartwright
		(05)	William T. Cottle	(06)	Robert B. Heisler, Jr.	(07)	Ernest J. Novak, Jr.		(08)	Catherine A. Rein
		(09)	George M. Smart	(10)	Wes M. Taylor	(11)	Jesse T. Williams, Sr.
	☐ FOR all nominees listed above (except as marked to the contrary)					☐ WITHHOLD AUTHORITY to vote for all nominee’s listed above

To withhold authority to vote for any individual nominee, strike a line through that nominee’s name above.

2.	Ratification of independent registered public accounting firm					☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	Approval of the FirstEnergy Corp. 2007 Incentive Plan					☐	FOR	☐	AGAINST	☐	ABSTAIN
Your Board of Directors recommends a vote AGAINST Items 4 – 6.
4.	Shareholder proposal					☐	FOR	☐	AGAINST	☐	ABSTAIN
5.	Shareholder proposal					☐	FOR	☐	AGAINST	☐	ABSTAIN
6.	Shareholder proposal					☐	FOR	☐	AGAINST	☐	ABSTAIN

					Signature					Date:
Please sign exactly as your name appears to the left.

FirstEnergy Corp. Savings Plan

FIRSTENERGY CORP.
ANNUAL MEETING OF SHAREHOLDERS - MAY 15, 2007

To: State Street Bank and Trust Company, Trustee of the FirstEnergy Corp. Savings Plan

As a participant and a “named fiduciary” in the FirstEnergy Savings Plan, I direct State Street Bank and Trust Company, Trustee, to vote, as directed, shares of FirstEnergy common stock which are allocated to my account, and also my proportionate number of shares which have not been allocated to participants or for which no voting instructions are received, at the Annual Meeting of Shareholders on May 15, 2007, or at any adjournment. I understand my vote will be held in confidence by the Trustee.

These confidential voting instructions relate to the proposals more fully described in the enclosed Proxy Statement for the Annual Shareholders Meeting and to any other business that may properly come before the Meeting.

VOTING INSTRUCTIONS FOR ALLOCATED SHARES

To direct the Trustee to vote the allocated shares by mail, please sign this voting instruction form on the reverse side and mail. To direct the Trustee to vote the allocated shares by telephone or Internet, please follow the instructions on the reverse side and use the number printed in Box A.

VOTING INSTRUCTIONS FOR UNINSTRUCTED AND UNALLOCATED SHARES

To direct the Trustee to vote the uninstructed and unallocated shares by mail, please sign this voting instruction form below and mail. To direct the Trustee to vote the uninstructed and unallocated shares by telephone or Internet, please follow the instructions on the reverse side and use the number printed in Box B.

Please sign and date the voting instruction form below and fold and detach the card at perforation before mailing.

FIRSTENERGY CORP.					UNINSTRUCTED SHARES		VOTING INSTRUCTIONS

Indicate your direction by marking an (x) in the appropriate boxes below. If no directions are indicated, the shares represented by this signed voting instruction form will be voted as your Board of Directors recommends, which is FOR Items 1 – 3 and AGAINST Items 4 – 6.

1.	Election of eleven directors:
	Nominees:	(01)	Paul T. Addison	(02)	Anthony J. Alexander	(03)	Michael J. Anderson	(04)	Dr. Carol A. Cartwright
		(05)	William T. Cottle	(06)	Robert B. Heisler, Jr.	(07)	Ernest J. Novak, Jr.	(08)	Catherine A. Rein
		(09)	George M. Smart	(10)	Wes M. Taylor	(11)	Jesse T. Williams, Sr.
	☐ FOR all nominees listed above (except as marked to the contrary)					☐ WITHHOLD AUTHORITY to vote for all nominee’s listed above

To withhold authority to vote for any individual nominee, strike a line through that nominee’s name above.

2.	Ratification of independent registered public accounting firm				☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	Approval of the FirstEnergy Corp. 2007 Incentive Plan				☐	FOR	☐	AGAINST	☐	ABSTAIN
Your Board of Directors recommends a vote AGAINST Items 4 – 6.
4.	Shareholder proposal				☐	FOR	☐	AGAINST	☐	ABSTAIN
5.	Shareholder proposal				☐	FOR	☐	AGAINST	☐	ABSTAIN
6.	Shareholder proposal				☐	FOR	☐	AGAINST	☐	ABSTAIN

					Signature				Date:
Please sign exactly as your name appears to the left.

76 South Main Street Akron, Ohio 44308

David W. Whitehead	330-761-4400
Vice President	Fax: 330-384-5909
and Corporate Secretary

April 2, 2007

Dear Savings Plan Participant:

FirstEnergy’s 2007 Annual Meeting of Shareholders will be held Tuesday, May 15.  Enclosed for your information and use are your Voting Instruction Form, Notice of Annual Meeting of Shareholders, and Proxy Statement.

We encourage you to vote your shares of common stock in the Savings Plan on the six business items being presented at the meeting, including three shareholder proposals. Your Board of Directors recommends that you vote:

•                  FOR Item 1, the election of the 11 nominees to the Board of Directors listed in the Proxy Statement;

•                  FOR Item 2, the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2007;

•                  FOR Item 3, the approval of the FirstEnergy Corp. 2007 Incentive Plan; and

•                  AGAINST the three shareholder proposals, which are Items 4 - 6.  The reasons for voting against these proposals are discussed in the Proxy Statement.

You can vote easily and quickly by using a touch-tone telephone — just call toll-free at 1-888-693-8683.  Or, you can use the Internet to vote by going to www.cesvote.com.  Please have your Voting Instruction Form in hand and follow the simple instructions when voting by telephone or Internet.  However, if you elect to vote by mail, please complete, sign, date, and return your Voting Instruction Form in the enclosed postage-paid envelope.

Your vote on these business items is very important to the Company.  We encourage you to vote promptly.  The Trustee must receive all votes by no later than 6:00 a.m., Eastern time, on Monday, May 14.  If you have questions, please call Shareholder Services at 1-800-736-3402.

Thank you for taking the time to vote.

Sincerely,